                                                                   EXHIBIT 10.13


                      AMENDED AND RESTATED CREDIT AGREEMENT

                           DATED AS OF AUGUST 1, 2003

                                      AMONG


                            MSX INTERNATIONAL, INC.,
                                  AS BORROWER,

                THE LOAN PARTIES PARTY HERETO FROM TIME TO TIME,

                   THE LENDERS PARTY HERETO FROM TIME TO TIME,


                                  BANK ONE, NA,
                             AS AGENT AND LC ISSUER


                                       AND


                         BANC ONE CAPITAL MARKETS, INC.,
                      AS LEAD ARRANGER AND SOLE BOOK RUNNER

                                TABLE OF CONTENTS



                                                                                                                Page
                                                                                                                ----
ARTICLE I.   DEFINITIONS..........................................................................................1

ARTICLE II.   THE FACILITY.......................................................................................26

   2.1.   THE FACILITY...........................................................................................26
      2.1.1.   Revolving Loans...................................................................................27
      2.1.2.   Facility LCs......................................................................................28
      2.1.3.   Non-Ratable Loans.................................................................................32
      2.1.4.   Protective Advances and Overadvances..............................................................32
      2.1.5    Swingline Loans...................................................................................33
      2.1.6    Limitation on Advances............................................................................34
   2.2.   RATABLE LOANS; RISK PARTICIPATION......................................................................35
   2.3.   PAYMENT OF THE OBLIGATIONS.............................................................................35
   2.4.   MINIMUM AMOUNT OF EACH ADVANCE.........................................................................35
   2.5.   FUNDING ACCOUNT........................................................................................35
   2.6.   RELIANCE UPON AUTHORITY; NO LIABILITY..................................................................35
   2.7.   CONVERSION AND CONTINUATION OF OUTSTANDING ADVANCES....................................................36
   2.8.   TELEPHONIC NOTICES.....................................................................................36
   2.9.   NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS........................36
   2.10.  FEES...................................................................................................36
   2.11.  INTEREST RATES.........................................................................................37
   2.12.  EURODOLLAR ADVANCES POST DEFAULT; DEFAULT RATES........................................................37
   2.13.  INTEREST PAYMENT DATES; INTEREST AND FEE BASIS.........................................................37
   2.14.  VOLUNTARY PREPAYMENTS..................................................................................38
   2.15.  MANDATORY PREPAYMENTS..................................................................................38
   2.16.  TERMINATION OF THE FACILITY............................................................................39
   2.17.  METHOD OF PAYMENT......................................................................................40
   2.18.  APPORTIONMENT, APPLICATION, AND REVERSAL OF PAYMENTS...................................................40
   2.19.  SETTLEMENT.............................................................................................41
   2.20.  INDEMNITY FOR RETURNED PAYMENTS........................................................................42
   2.21.  NOTELESS AGREEMENT; EVIDENCE OF INDEBTEDNESS...........................................................42
   2.22.  LENDING INSTALLATIONS..................................................................................43
   2.23.  NON-RECEIPT OF FUNDS BY THE AGENT......................................................................43
   2.24.  MARKET DISRUPTION......................................................................................43
   2.25.  JUDGMENT CURRENCY......................................................................................44

ARTICLE III.   YIELD PROTECTION; TAXES...........................................................................44

   3.1.   YIELD PROTECTION.......................................................................................44
   3.2.   CHANGES IN CAPITAL ADEQUACY REGULATIONS................................................................45
   3.3.   AVAILABILITY OF TYPES OF ADVANCES......................................................................45
   3.4.   FUNDING INDEMNIFICATION................................................................................45
   3.5.   TAXES..................................................................................................46
   3.6.   LENDER STATEMENTS; SURVIVAL OF INDEMNITY...............................................................47
   3.7.   REPLACEMENT OF LENDER..................................................................................48
   3.8.   NON-U.S. RESERVE COSTS OR FEES.........................................................................47

ARTICLE IV.   CONDITIONS PRECEDENT...............................................................................48

   4.1.   EFFECTIVENESS..........................................................................................48
   4.2.   EACH CREDIT EXTENSION..................................................................................51

ARTICLE V.   REPRESENTATIONS AND WARRANTIES......................................................................51

   5.1.   EXISTENCE AND STANDING.................................................................................51
   5.2.   AUTHORIZATION AND VALIDITY.............................................................................51
   5.3.   NO CONFLICT; GOVERNMENT CONSENT........................................................................52
   5.4.   SECURITY INTEREST IN COLLATERAL........................................................................52
   5.5.   FINANCIAL STATEMENTS...................................................................................52
   5.6.   MATERIAL ADVERSE CHANGE................................................................................53
   5.7.   TAXES..................................................................................................53
   5.8.   LITIGATION AND CONTINGENT OBLIGATIONS..................................................................53
   5.9.   CAPITALIZATION AND SUBSIDIARIES........................................................................53
   5.10.  ERISA..................................................................................................53
   5.11.  ACCURACY OF INFORMATION................................................................................54
   5.12.  NAMES; PRIOR TRANSACTIONS..............................................................................54
   5.13.  REGULATION T, U AND X..................................................................................54
   5.14.  MATERIAL AGREEMENTS....................................................................................54
   5.15.  COMPLIANCE WITH LAWS...................................................................................54
   5.16.  OWNERSHIP OF PROPERTIES................................................................................54
   5.17.  PLAN ASSETS; PROHIBITED TRANSACTIONS...................................................................54
   5.18.  ENVIRONMENTAL MATTERS..................................................................................55
   5.19.  INVESTMENT COMPANY ACT.................................................................................55
   5.20.  PUBLIC UTILITY HOLDING COMPANY ACT.....................................................................55
   5.21.  BANK ACCOUNTS..........................................................................................55
   5.22.  INDEBTEDNESS...........................................................................................55
   5.23.  AFFILIATE TRANSACTIONS.................................................................................55
   5.24.  SOLVENCY...............................................................................................55
   5.25.  COMMON ENTERPRISE......................................................................................56
   5.26.  REPORTABLE TRANSACTION.................................................................................56
   5.27.  BORROWING BASE.........................................................................................56
   5.28.  NO DEFAULT.............................................................................................56
   5.29.  INTELLECTUAL PROPERTY..................................................................................56
   5.30.  LABOR MATTERS..........................................................................................56
   5.31.  SUBORDINATED DEBT DOCUMENTS............................................................................57
   5.32.  FOURTH SECURED TERM LOAN DEBT DOCUMENTS................................................................57
   5.33.  THIRD SECURED TERM LOAN DEBT DOCUMENTS.................................................................57
   5.34.  SECOND SECURED DEBT DOCUMENTS..........................................................................58

ARTICLE VI.   COVENANTS..........................................................................................59

   6.1.   FINANCIAL AND COLLATERAL REPORTING.....................................................................59
   6.2.   USE OF PROCEEDS........................................................................................62
   6.3.   NOTICES................................................................................................62
   6.4.   CONDUCT OF BUSINESS....................................................................................63
   6.5.   TAXES..................................................................................................64
   6.6.   PAYMENT OF INDEBTEDNESS AND OTHER LIABILITIES..........................................................64
   6.7.   INSURANCE..............................................................................................64
   6.8.   COMPLIANCE WITH LAWS...................................................................................66
   6.9.   MAINTENANCE OF PROPERTIES AND INTELLECTUAL PROPERTY RIGHTS.............................................66
   6.10.  INSPECTION.............................................................................................66
   6.11.  NEGATIVE PLEDGE LIMITATION.............................................................................66
   6.12.  COMMUNICATIONS WITH ACCOUNTANTS........................................................................67
   6.13.  COLLATERAL ACCESS AGREEMENTS AND REAL ESTATE PURCHASES.................................................67
   6.14.  DEPOSIT ACCOUNT CONTROL AGREEMENTS.....................................................................67
   6.15.  ADDITIONAL COLLATERAL; FURTHER ASSURANCES..............................................................67
   6.16.  DIVIDENDS..............................................................................................69

   6.17.  INDEBTEDNESS...........................................................................................70
   6.18.  MERGER.................................................................................................71
   6.19.  SALE OF ASSETS.........................................................................................71
   6.20.  INVESTMENTS AND ACQUISITIONS...........................................................................72
   6.21.  LIENS..................................................................................................73
   6.22   CHANGE OF CORPORATE NAME OR LOCATION; CHANGE OF FISCAL YEAR............................................75
   6.23.  AFFILIATE TRANSACTIONS.................................................................................75
   6.24.  AMENDMENTS TO AGREEMENTS; ETC..........................................................................76
   6.25.  SUBSIDIARY DIVIDENDS...................................................................................76
   6.26.  PAYMENTS AND MODIFICATION OF DEBT......................................................................76
   6.27.  FINANCIAL CONTRACTS....................................................................................77
   6.28.  CAPITAL EXPENDITURES...................................................................................77
   6.29.  MANAGEMENT FEES........................................................................................77
   6.30.  ADDITIONAL COVENANTS...................................................................................77
   6.31.  FINANCIAL COVENANTS....................................................................................77
      6.31.1.     Fixed Charge Coverage Ratio....................................................................77
      6.31.2.     Minimum Availability...........................................................................78
   6.32.  LENDERS AS DEPOSITORY BANKS; DOMINION OF FUNDS.........................................................78

ARTICLE VII.   DEFAULTS..........................................................................................78


ARTICLE VIII.   REMEDIES; WAIVERS AND AMENDMENTS.................................................................81

   8.1.   REMEDIES...............................................................................................81
   8.2.   WAIVERS BY LOAN PARTIES................................................................................82
   8.3.   AMENDMENTS.............................................................................................82
   8.4.   PRESERVATION OF RIGHTS.................................................................................84

ARTICLE IX.  GENERAL PROVISIONS..................................................................................85

   9.1.   SURVIVAL OF REPRESENTATIONS............................................................................85
   9.2.   GOVERNMENTAL REGULATION................................................................................85
   9.3.   HEADINGS...............................................................................................85
   9.4.   ENTIRE AGREEMENT.......................................................................................85
   9.5.   SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT........................................................85
   9.6.   EXPENSES; INDEMNIFICATION..............................................................................85
   9.7.   NUMBERS OF DOCUMENTS...................................................................................87
   9.8.   ACCOUNTING.............................................................................................87
   9.9.   SEVERABILITY OF PROVISIONS.............................................................................88
   9.10.  NONLIABILITY OF LENDERS................................................................................88
   9.11.  CONFIDENTIALITY........................................................................................88
   9.12.  NONRELIANCE............................................................................................89
   9.13.  DISCLOSURE.............................................................................................89
   9.14.  AMENDMENT AND RESTATEMENT..............................................................................89

ARTICLE X.  THE AGENT............................................................................................89

   10.1.  APPOINTMENT; NATURE OF RELATIONSHIP....................................................................89
   10.2.  POWERS.................................................................................................90
   10.3.  GENERAL IMMUNITY.......................................................................................90
   10.4.  NO RESPONSIBILITY FOR CREDIT EXTENSIONS, RECITALS, ETC.................................................90
   10.5.  ACTION ON INSTRUCTIONS OF LENDERS......................................................................90
   10.6.  EMPLOYMENT OF AGENTS AND COUNSEL.......................................................................90
   10.7.  RELIANCE ON DOCUMENTS; COUNSEL.........................................................................91
   10.8.  AGENT'S REIMBURSEMENT AND INDEMNIFICATION..............................................................91
   10.9.  NOTICE OF DEFAULT......................................................................................91
   10.10. RIGHTS AS A LENDER.....................................................................................91

   10.11. LENDER CREDIT DECISION.................................................................................92
   10.12. SUCCESSOR AGENT........................................................................................92
   10.13. AGENT AND ARRANGER FEES................................................................................92
   10.14. DELEGATION TO AFFILIATES...............................................................................92
   10.15. EXECUTION OF LOAN DOCUMENTS............................................................................93
   10.16. COLLATERAL MATTERS.....................................................................................93
   10.17. CO-AGENTS, DOCUMENTATION AGENT, SYNDICATION AGENT, ETC.................................................95

ARTICLE XI.  SETOFF; RATABLE PAYMENTS............................................................................95

   11.1.  SETOFF.................................................................................................95
   11.2.  RATABLE PAYMENTS.......................................................................................95

ARTICLE XII.   BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................................................95

   12.1.  SUCCESSORS AND ASSIGNS.................................................................................95
   12.2.  PARTICIPATIONS.........................................................................................96
   12.3.  ASSIGNMENTS............................................................................................97
   12.4.  DISSEMINATION OF INFORMATION...........................................................................98
   12.5.  TAX TREATMENT..........................................................................................98
   12.6.  ASSIGNMENT BY LC ISSUER................................................................................98

ARTICLE XIII.   NOTICES..........................................................................................99

   13.1.  NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION.......................................................99
   13.2.  CHANGE OF ADDRESS.....................................................................................100

ARTICLE XIV.  COUNTERPARTS......................................................................................100


ARTICLE XV.   GUARANTY..........................................................................................101

   15.1.  GUARANTY..............................................................................................101
   15.2.  GUARANTY OF PAYMENT...................................................................................101
   15.3.  NO DISCHARGE OR DIMINISHMENT OF GUARANTY..............................................................101
   15.4.  DEFENSES WAIVED.......................................................................................102
   15.5.  RIGHTS OF SUBROGATION.................................................................................103
   15.6.  REINSTATEMENT; STAY OF ACCELERATION...................................................................103
   15.7.  INFORMATION...........................................................................................103
   15.8.  TERMINATION...........................................................................................103
   15.9.  TAXES.................................................................................................103
   15.10. SEVERABILITY..........................................................................................103
   15.11. CONTRIBUTION..........................................................................................104
   15.12. LENDING INSTALLATIONS.................................................................................104
   15.13. LIABILITY CUMULATIVE..................................................................................104

ARTICLE XVI.   CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.....................................105

   16.1.  CHOICE OF LAW.........................................................................................105
   16.2.  CONSENT TO JURISDICTION...............................................................................105
   16.3.  WAIVER OF JURY TRIAL..................................................................................105

PRICING SCHEDULE

EXHIBIT A                  BORROWING NOTICE

EXHIBIT B                  CONVERSION/CONTINUATION NOTICE

EXHIBIT C                  REVOLVING NOTE

EXHIBIT D                  FORM OF OPINION

EXHIBIT E                  COMPLIANCE CERTIFICATE

EXHIBIT F                  ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT G                  BORROWING BASE CERTIFICATE

SCHEDULE 1.1               FOREIGN BORROWING SUBSIDIARIES

SCHEDULE 5.8               LITIGATION AND CONTINGENT OBLIGATIONS

SCHEDULE 5.9               CAPITALIZATION AND SUBSIDIARIES

SCHEDULE 5.12              NAMES, PRIOR TRANSACTIONS

SCHEDULE 5.16              OWNERSHIP OF PROPERTIES

SCHEDULE 5.21              BANK ACCOUNTS

SCHEDULE 5.22              INDEBTEDNESS

SCHEDULE 5.23              AFFILIATE TRANSACTIONS

SCHEDULE 5.31              SUBORDINATED DEBT DOCUMENTS

SCHEDULE 5.32              FOURTH SECURED TERM LOAN DOCUMENTS

SCHEDULE 5.33              THIRD SECURED TERM LOAN DOCUMENTS

SCHEDULE 5.34              SECOND SECURED DEBT DOCUMENTS

SCHEDULE 6.20              OTHER INVESTMENTS

SCHEDULE 6.21              LIENS

                      AMENDED AND RESTATED CREDIT AGREEMENT

         This Agreement, dated as of August 1, 2003, is among MSX International, Inc., a Delaware corporation (with its successors and assigns, the "Company"), the other Loan Parties, the Lenders and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as LC Issuer and as Agent.

                                    RECITALS

         A. The Company, the other borrowers party thereto, the lenders party thereto and Bank One, NA, as agent for such lenders, executed an Amended and Restated Credit Agreement dated as of November 30, 1999, as amended (the "Existing Credit Agreement"), which amended and restated an Amended and Restated Credit Agreement dated as of April 14, 1998, as amended.

         B. The Company and the other Loan Parties have requested that the Lenders, including each Lender becoming a Lender on the date hereof, and the Agent amend and restate the Existing Credit Agreement as herein provided, and the Lenders and the Agent are willing to amend and restate the Existing Credit Agreement on the terms and conditions herein set forth.

         C. The Loan Parties have requested that the Lenders make available to the Borrowers loans and letters of credit in an aggregate amount not to exceed the U.S. dollar equivalent of $45,000,000, which extensions of credit will be used by the Borrowers for the purposes set forth in Section 6.2.

         D. The Company and the other Loan Parties have agreed to secure all of their obligations under the Loan Documents by granting to the Agent, on behalf of the Lenders, a security interest in and lien upon the Collateral as set forth in the Collateral Documents.

         E. The Guarantors have agreed to guarantee all of the Obligations of the Company under the Loan Documents to the Agent and the Lenders as set forth in the Guaranty.

         In consideration of these premises and the terms and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement:

         "Account" shall have the meaning given to such term in the Security Agreement.

         "Account Debtor" means any Person obligated on an Account.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the Closing Date, by which any Loan Party
(a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Capital Stock of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Capital Stock having such power only by reason of the happening of a contingency) or a majority of the outstanding Capital Stock of a Person.

         "Advance" means a borrowing hereunder, (a) made by some or all of the Lenders on the same Borrowing Date, or (b) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period. The term Advance shall include Non-Ratable Loans, Overadvances, Protective Advances and Swingline Loans unless otherwise expressly provided.

         "Affected Lender" is defined in Section 3.7.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of the voting Capital Stock of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Voting Stock, by contract or otherwise.

         "Agent" means Bank One in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

         "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof, which Aggregate Commitment shall initially be in the amount of $45,000,000.

         "Aggregate Credit Exposure" means, at any time, the aggregate Credit Exposure of all the Lenders.

         "Agreement" means this Credit Agreement, as it may be amended or modified and in effect from time to time.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Prime Rate for such day and (b) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Applicable Fee Rate" means, at any time, the percentage rate per annum at which fees accrue on Available Commitment at such time as set forth in the Pricing Schedule.

         "Applicable Margin" means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

         "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Arranger" means Banc One Capital Markets, Inc., a Delaware corporation, and its successors, in its capacity as Lead Arranger and Sole Book Runner.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Assignment Agreement" is defined in Section 12.3(a).

         "Authorized Officer" means any of the chief executive officer, president, any vice president, the treasurer, assistant treasurer, secretary or assistant secretary of the Company, acting singly.

         "Availability" means, at any time, an amount equal to the lesser of (a) the Aggregate Commitment and (b) the Borrowing Base, in each case, minus the Aggregate Credit Exposure.

         "Available Commitment" means, at any time, the Aggregate Commitment then in effect minus the Aggregate Credit Exposure at such time.

         "Bank One" means Bank One, NA, a national banking association, in its individual capacity, and its successors.

         "Banking Services" means each and any of the following bank services provided to any Loan Party or any of their Subsidiaries by Bank One or any of its Affiliates: (a) commercial credit cards, (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

         "Banking Services Obligations" of the Loan Parties and their Subsidiaries means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

         "Banking Services Reserves" means all Reserves which the Agent from time to time establishes in its Permitted Discretion for Banking Services then provided or outstanding.

         "Bankruptcy Code" means Title 11 of the U.S. Code (11 U.S.C. Section 101 et seq.) as amended, reformed, or otherwise modified from time to time, and any rule or regulation issued thereunder.

         "Board of Directors" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

         "Borrowers" means the Company and the Foreign Borrowing Subsidiaries.

         "Borrowing Base" means, at any time, the sum of the U.K. Borrowing Base and the U.S. Borrowing Base.

         "Borrowing Base Availability Deficiency Event" means any date in any month on which the Global Borrowing Base Availability shall fail to be equal to or greater than $25,000,000 and (a) such failure shall remain unremedied for five consecutive Business Days or (b) such date is at least six Business Days after a date in such month on which the Global Borrowing Base Availability was less than $25,000,000 (the "Second Deficiency Date") and such Second Deficiency Date was also at least six Business Days after a date in such month on which the Global Borrowing Base Availability was less than $25,000,000; provided that, if it is determined that such a date exists, the Agent shall re-calculate the Global Borrowing Base Availability using the actual amount of Swingline Loans outstanding in place of the Swingline Reserve, and a Borrowing Base Availability Deficiency Event shall not be deemed to have occurred if the foregoing conditions for a Borrowing Base Availability Deficiency Event would not be satisfied based on such re-calculation. References in this definition to $25,000,000 shall be deemed $20,000,000 for purposes of Section 6.31.1.

         "Borrowing Base Certificate" means a certificate, signed by an Authorized Officer of the Company, substantially in the form of Exhibit G or another form which is acceptable to the Agent in its sole discretion.

         "Borrowing Date" means a date on which an Advance or a Loan is made hereunder.

         "Borrowing Notice" is defined in Section 2.1.1(b).

         "Business Day" means (a) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Detroit and New York City for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market (and, if the Advances which are the subject of such borrowing, payment or rate selection are owing by a Foreign Subsidiary Borrower, a day upon which such clearing system as is determined by the Agent to be suitable for clearing or settlement of the applicable Permitted Currency is open for business), and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Detroit and New York City for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

         "Capital Expenditures" means for any period all direct or indirect (by way of acquisition of securities of a Person or the expenditure of cash or the transfer of property or the incurrence of Indebtedness) expenditures in respect of the purchase or other acquisition of fixed or capital assets determined in conformity with GAAP.

         "Capital Stock" means (i) in the case of any corporation, all capital stock and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities or any other form of equity securities, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capitalized Lease Obligations" of a Person means the aggregate amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

         "Cash Equivalent Investments" means (i) cash in Dollars or, so long as not held for speculative purposes, any Eligible Currency, (ii) securities issued or directly and fully guaranteed or insured by (a) the U.S. or any agency or instrumentality thereof, (b) the U.K., the Netherlands or Australia or any agency or instrumentality thereof if the Agent determines that such securities are freely tradable in a recognized national market with sufficient liquidity, or (c) any other member state of the European Union or any other sovereign nation or any agency or instrumentality thereof if acceptable to the Agent, in each of the foregoing cases having maturities of not more than six months from the date of acquisition, (iii) marketable direct obligations issued by any state of the U.S. or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's

Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), (iv) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic or foreign commercial bank or U.S. branch of a foreign bank licensed under the laws of the United States or a State thereof having capital and surplus in excess of $250,000,000 and a Keefe Bank Watch Rating of "B" or better or the equivalent rating from comparable foreign rating agencies, and certificates of deposit and time deposits with maturities of one month or less from the date of acquisition and overnight bank deposits with reputable foreign commercial banks, (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii), (iii) and (iv) above entered into with any financial institution meeting the qualifications specified in clause (iv) above, (vi) commercial paper having one of the two highest ratings obtained from Moody's or S&P or the equivalent ratings from comparable foreign rating agencies and in each case maturing within six months after the date of acquisition and (vii) investments in money market funds which invest substantially all their assets in securities of the type described in clauses (i) through (vi) above.

         "Change of Control" means the occurrence of any of the following:

         (i) prior to the first public offering of Voting Stock of the Company or the U.K. Borrower, as applicable, the Permitted Investors cease to be entitled (by "beneficial ownership" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of Voting Stock, contract or otherwise) to elect or cause the election of directors having, a majority in the aggregate of the total voting power of the Board of Directors, whether as a result of issuance of securities of the Company or the U.K. Borrower, as applicable, any merger, consolidation, liquidation or dissolution of the Company or the U.K. Borrower, as applicable, any direct or indirect transfer of securities by the Permitted Investors or otherwise (for purposes of this clause (i) and clause (ii) below, the Permitted Investors shall be deemed to beneficially own any Voting Stock of any entity (the "specified entity") held by any other entity (the "parent entity") so long as the Permitted Investors beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent entity);

         (ii) after the first public offering of Voting Stock of the Company or the U.K. Borrower, as applicable, any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in clause (i) above, except that for purposes of this clause (ii) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, directly or indirectly), of more than 35% of the total voting power of the Voting Stock of the Company or the U.K. Borrower, as applicable, and either (x) the Permitted Holders beneficially own (as defined in clause (i) above) directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company or the U.K. Borrower, as applicable, than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company or the U.K. Borrower, as applicable, or (y) such other person is entitled to elect directors having a majority of the total voting power of the Board of Directors of the Company or the U.K. Borrower, as applicable;

         (iii) during any period of not greater than two consecutive years beginning after the Closing Date, individuals who at the beginning of such period constituted the Board of Directors of the Company or the U.K. Borrower, as applicable (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company or the U.K. Borrower, as applicable, was approved by a vote of a majority of the directors of the Company or the U.K. Borrower, as applicable, then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company or the U.K. Borrower, as applicable, then in office;

         (iv) any "Change of Control" or similar term, as defined in the Subordinated Note Indenture; or

         (v) any "Change of Control" or similar term, as defined in the Second Secured Note Indenture; or

         (vi) any "Change of Control" or similar term, as defined in the Third Secured Term Loan Agreement; or

         (vii) any "Change of Control" or similar term, as defined in the Fourth Secured Term Loan Agreement.

         "Closing Date" means the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any rule or regulation issued thereunder.

         "Collateral" means any and all Property covered by the Collateral Documents and any and all other property, real or personal, tangible or intangible of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself and the Lenders, to secure the Secured Obligations.

         "Collateral Access Agreement" means any agreement, in form and substance satisfactory to the Agent, between the Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any Loan Party for any real Property where any Collateral is located, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Collateral Documents" means, collectively, the Security Agreements and any other documents granting a Lien upon the Collateral as security for payment of the Secured Obligations.

         "Collateral Shortfall Amount" is defined in Section 2.1.2(l).

         "Commitment" means, for each Lender, the obligation of such Lender to make Revolving Loans to, and participate in Facility LCs, Overadvances, Protective Advances, Non-Ratable Loans and Swingline Loans issued or made upon the application of a Borrower in an aggregate amount not exceeding the amount set forth in the Commitment Schedule or as set forth in any Assignment Agreement that has become effective pursuant to Section 12.3(a), as such amount may be modified from time to time pursuant to the terms hereof.

         "Commitment Schedule" means the Schedule attached hereto identified as such.

         "Compliance Certificate" is defined in Section 6.1(e).

         "Company" is defined in the recitals to this Agreement.

         "Consolidated Capital Expenditures" means, with reference to any period, the Capital Expenditures of the Company and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Interest Expense" means, for any period, total interest and related expense (including, without limitation, that portion of any Capitalized Lease Obligation attributable to interest expense in conformity with GAAP, amortization of debt discount, all capitalized interest, the interest portion of any deferred payment obligations, all commissions, discounts and other fees and charges owed with respect to letter of credit and bankers acceptance financing, the net costs and net payments under any interest rate hedging, cap or similar agreement or arrangement, prepayment charges, agency fees, administrative fees, facility fees and capitalized transaction costs allocated to interest expense, but excluding any interest which is accrued or paid in kind with the issuance of additional securities and not paid or required to be paid in cash or cash equivalents) paid, payable or accrued during such period, without duplication for any other period, with respect to all outstanding Indebtedness of the Company and its Subsidiaries, all as determined for the Company and its Subsidiaries on a consolidated basis for such period in accordance with GAAP; provided that interest expense for the Second Secured Notes shall not be counted on a pro forma basis and shall be based on actual interest accrued on and after the Closing Date.

         "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, determined in accordance with GAAP; provided that in determining Net Income there shall be excluded, without duplication: (a) the income (or loss) of any Person (other than a Subsidiary of the Company) in which any Person other than the Company or any of its Subsidiaries has a joint interest or partnership interest or other ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period, (b) the income of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or that Person's assets are acquired by the Company or any of its Subsidiaries, unless such income is calculated on a pro forma basis acceptable to the Agent in accordance with Section 9.8, in which case such income shall not be excluded from Net Income, (c) the net proceeds of any insurance policy, (d) gains (or non cash losses) from the sale, exchange, transfer or other disposition of property or assets not in the ordinary course of business of the Company and its Subsidiaries, and related tax effects in accordance with GAAP, (e) any other extraordinary or non-recurring gains (or non cash losses) of the Company or its Subsidiaries, and related tax effects in accordance with GAAP, and (f) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" is defined in Section 2.7.

         "Credit Exposure" means, as to any Lender at any time, the sum of (a) the aggregate principal amount of its Revolving Loans outstanding at such time, plus (b) an amount equal to its Pro Rata Share of any LC Obligations at such time, plus (c) an amount equal to its Pro Rata Share of the aggregate principal amount of Non-Ratable Loans, Overadvances, Protective Advances and Swingline Loans outstanding at such time.

         "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

         "CSCL"  means Court Square Capital Limited, a Delaware corporation.
          ----

         "CVC" means Citicorp Venture Capital, Ltd., a New York corporation.
          ---

         "CVC Investor" means (i) CVC, (ii) Citigroup Inc. and (iii) any officer, employee, or director of CVC so long as such person shall be an employee, officer or director of CVC.

         "Default" means an event described in Article VII.

         "Defaulting Lender" means any Lender that fails to make available to the Agent such Lender's Loans required to be made hereunder or shall have not made a payment required to be made to the Agent hereunder. Once a Lender becomes a Defaulting Lender, such Lender shall continue as a Defaulting Lender until such time as such Defaulting Lender makes available to the Agent the amount of such Defaulting Lender's Loans and all other amounts required to be paid to the Agent pursuant to this Agreement.

         "Deposit Account Control Agreement" means an agreement, in form and substance satisfactory to the Agent, among any Loan Party, a banking institution holding such Loan Party's funds, and the Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by any Loan Party with such banking institution.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part prior to a date one year after the Termination Date.

         "Dollar Amount" of any currency at any date means (i) the amount of such currency if such currency is Dollars or (ii) the equivalent in Dollars of such amount if such currency is any currency other than Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent for such currency on the London market at 11:00 a.m., London time, on or as of such date.

         "Dollars" and "$" means the lawful currency of the United States of America.

         "Domestic Subsidiary" means any present and future Subsidiary which is organized under the laws of the U.S. or any state or other political subdivision of the U.S. or any such state.

         "Earn Out Payments" is defined in clause (t) of Article VII.

         "EBITDA" means, for any period, Consolidated Net Income for such period, plus all amounts deducted in determining such Consolidated Net Income on account of (i) Consolidated Interest Expense, (ii) income taxes (including the Michigan Single Business tax and the Imposta Reginole Sulle Attivita Producttive in Italy), (iii) depreciation and amortization expense, and (iv) any verifiable severance costs incurred during Fiscal Year 2003 in a cumulative aggregate amount not to exceed $2,000,000, all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

          "Eligible Accounts" means, as of any date, the Accounts of the Company, the U.K. Borrower and the Guarantors which the Agent determines in its Permitted Discretion are eligible as the basis for Credit Extensions hereunder. Without limiting the Agent's discretion provided herein, Eligible Accounts shall not include any Account:

                  (a) which is not subject to a first priority perfected security interest in favor of the Agent;

                  (b) which is subject to any Lien other than (i) a Lien in favor of the Agent and (ii) a Permitted Lien which is junior to the Lien in favor of the Agent;

                  (c) with respect to which more than 90 days have elapsed since the date of the invoice therefor;

                  (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible hereunder;

                  (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to the Company exceeds 25% (or 55% (or such lesser percentage determined at any time by the Agent in its Permitted Discretion) in the case of Ford Motor Company) of the aggregate Eligible Accounts or Eligible Unbilled Accounts;

                  (f) with respect to which any covenant, representation, or warranty contained in this Agreement or in the Security Agreement has been breached or is not true;

                  (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation satisfactory to the Agent as determined in its Permitted Discretion, which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon the Company's completion of any further performance,
         (v) is a dated Account (meaning any account due on a date more than 30 days after the original issuance of the related invoice or on other customary terms consistent with past practice and approved by the Agent's collateral auditors), or (vi) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis;

                  (h) for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by the Company or billings in excess of costs;

                  (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;

                  (j) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee, or liquidator of its assets, (ii) has had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any Insolvency Proceeding, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due,
         (v) become insolvent, or (vi) ceased operation of its business;

                  (k) which is owed by any Account Debtor that the Company or any of its Subsidiaries knows has sold all or a substantially all of its assets;

                  (l) which is owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S. or Canada or (ii) is not organized under applicable law of the U.S. or any state of the U.S. or Canada or any province of Canada unless, in any case, such Account is backed by a Letter of Credit acceptable to the Agent as determined in its Permitted Discretion which is in the possession of the Agent, provided that Accounts of the U.K. Borrower do not need to meet the foregoing requirements of this clause (l), but do need to be owing by an Account Debtor located in a jurisdiction satisfactory to the Agent as determined in its Permitted Discretion;

                  (m) which is owed in any currency other than Dollars, Euro, the Danish krone, the Norwegian krone and the Swedish krona or, if approved by the Agent, as determined in its Permitted Discretion an Eligible Currency;

                  (n) which is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Account is backed by a Letter of Credit acceptable to the Agent as determined in its Permitted Discretion which is in the possession of the Agent, or (ii) the government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 et seq. and 41 U.S.C. Section 15 et seq.), and any other steps necessary to perfect the Lien of the Agent in such Account have been complied with to the Agent's satisfaction as determined in its Permitted Discretion;

                  (o) which is owed by any Affiliate, employee, or director of any Loan Party;

                  (p) which, for any Account Debtor, exceeds a credit limit determined by the Agent and for which the Agent has notified the Company, to the extent of such excess;

                  (q) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Loan Party is indebted, but only to the extent of such indebtedness;

                  (r) which is subject to any counterclaim, deduction, defense, setoff, dispute, contra-account, chargeback, allowance, credit, discount or similar claim, but only to the extent thereof;

                  (s) which is evidenced by any promissory note, chattel paper, or instrument;

                  (t) which is owed by an Account Debtor located in any jurisdiction which requires filing of a "Notice of Business Activities Report" or other similar report in order to permit the

         Company to seek judicial enforcement in such jurisdiction of payment of such Account, unless the Company has filed such report or qualified to do business in such jurisdiction;

                  (u) with respect to which the Company has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, but only to the extent of such reduction;

                  (v) which represents an account arising from a fixed price contract that is not completed; or

                  (w) which the Agent determines in its Permitted Discretion may not be paid by reason of the Account Debtor's inability to pay or which the Agent otherwise determines in its Permitted Discretion is unacceptable for any reason whatsoever.


In the event that an Account which was previously an Eligible Account ceases to be an Eligible Account hereunder and the Borrower has knowledge thereof, the Borrower shall notify the Agent thereof (i) within three (3) Business Days of the date the Borrower has obtained knowledge thereof if any such Account is in excess of $500,000 in the aggregate and (ii) on and at the time of submission to the Agent of the next Borrowing Base Certificate in all other cases.


         "Eligible Currency" means the Euro, Pounds Sterling, Australian Dollars and any other currency (other than Dollars) which is approved and designated as an Eligible Currency by the Agent, provided that each of the foregoing currencies is and remains readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which the Dollar Amount may be readily calculated. If, after the designation of any currency as an Eligible Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, or such country's currency is, in the determination of the Agent, no longer readily available or freely traded or as to which, in the determination of the Agent, a Dollar Amount is not readily calculable, then the Agent shall promptly notify the Company and such country's currency shall no longer be an Eligible Currency until such time as the Agent agrees to reinstate such country's currency as an Eligible Currency and promptly, but in any event within five (5) Business Days of receipt of such notice from the Agent, the Borrower with respect to such Currency shall repay all Loans in such affected currency or convert such Loans into Loans in Dollars or an Eligible Currency, as applicable, subject to the other terms contained in this Agreement.

         "Eligible Unbilled Receivables" means, as of any date, those obligations owing the Company, the U.K. Borrower or any Guarantor which would constitute an Eligible Account Receivable (valued at the Dollar Amount thereof) but for the fact that an invoice has not been sent by the Company or such Guarantor, provided that each of the following conditions is satisfied for each such obligation: (a) such obligation is covered under a written work order or other agreement between the Company or such Guarantor and the Person owing such obligation, including price verification, which is binding and enforceable on such Person to pay such obligation, (b) such obligation has not been classified as an Eligible Unbilled Receivable for more than 30 days and (c) such obligation is not at any time otherwise deemed by the Agent (acting in a commercially reasonable manner) to be ineligible.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(a) the protection of the environment, (b) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (c) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "Equipment" has the meaning specified in the Security Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Euro" and/or "EUR" means the euro referred to in Council Regulation
(EC) No. 1103/97 dated June 17, 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

         "Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.12, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association LIBOR rate for deposits in Dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers' Association LIBOR rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

         "Eurodollar Loan" means a Loan which, except as otherwise provided in
Section 2.12, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Interest Period, divided by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(b) the Applicable Margin.

         "Exchange Rate Management Obligations" of a Person means all Rate Management Obligations of such Person with respect to all Exchange Rate Management Transactions of such Person.

         "Exchange Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered by any Loan Party which is a foreign exchange transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, linked to one or more foreign currencies.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Agent, taxes imposed on its overall revenue or net income, and franchise taxes imposed on it, by (a) the jurisdiction under the laws of which such Lender or the Agent is incorporated or organized or (b) the jurisdiction in which the Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Existing Credit Agreement" is defined in the recitals to this Agreement.

         "Facility" means the credit facility described in Section 2.1 hereof to be provided to the Company on the terms and conditions set forth in this Agreement.

         "Facility LC" is defined in Section 2.1.2(a). It is acknowledged and agreed that all Letters of Credit (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement shall be deemed Facility LC's hereunder and outstanding under this Agreement.

         "Facility LC Application" is defined in Section 2.1.2(c).

         "Facility LC Collateral Account" is defined in Section 2.1.2(j).

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

         "Financial Contract" of a Person means (a) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, or (b) any Rate Management Transaction.

         "Fiscal Month" means any of the twelve monthly accounting periods of the Company in each Fiscal Year.

         "Fiscal Quarter" means any of the quarterly accounting periods of the Company, ending on the 13th, 26th and 39th Sunday after the end of the immediately preceding Fiscal Year and on the last day of the Fiscal Year.

         "Fiscal Year" means any of the annual accounting periods of the Company ending December 28, 2003, January 2, 2005, January 1, 2006, December 31, 2006 or any each fiscal year thereafter.

         "Fixed Charge Coverage Ratio" means, the ratio, determined as of the end of each Fiscal Quarter of the Company for the then most-recently ended four Fiscal Quarters, of (a) EBITDA minus Consolidated Capital Expenditures to (b) Fixed Charges, all calculated for the Company and its Subsidiaries on a consolidated basis.

         "Fixed Charges" means, for any period, the sum, without duplication, of
(a) Consolidated Interest Expense, excluding (to the extent included in Consolidated Interest Expense) any non-cash amounts attributable to amortization of financing costs paid in previous periods and non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind (and not payable in cash or cash equivalents), plus (b) all payments of principal and other sums scheduled to be paid during such period by the Company or its Subsidiaries with respect to Indebtedness of the Company or its Subsidiaries, plus (c) all dividends, distributions and other obligations paid (other than those paid with common stock) with respect to any class of the Company's Capital Stock or any dividend, payment or distribution paid (other than those paid with common stock) in connection with the redemption, purchase, retirement or other acquisition, directly or indirectly, of any shares of the Company's Capital Stock, plus (d) all accrued income taxes (including the Michigan Single Business tax and the Imposta Reginole Sulle Attivita Producttive in Italy) for such period for the Company or its Subsidiaries (but excluding all deferred income taxes unless paid or payable in such period).

         "Fixture" has the meaning specified in the Security Agreement.

         "Flex-Pricing Provision" means any term or provision of any fee letter, commitment letter or term sheet delivered in connection with the transaction which is the subject of this Agreement which purports to permit the Agent or the Arranger to change any or all of the structure, terms or pricing of the credit facility evidenced by this Agreement either before or after the closing of this Agreement in order to allow the Agent and/or Arranger to successfully syndicate such credit facility either before or after the closing of this Agreement.

         "Floating Rate" means, for any day, a rate per annum equal to (a) the Alternate Base Rate for such day plus (b) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.12, bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan which, except as otherwise provided in Section 2.12, bears interest at the Floating Rate.

         "Foreign Borrowing Subsidiary" means each Subsidiary listed as a Foreign Borrowing Subsidiary in Schedule 1.1 as amended from time to time in accordance with Section 8.3.

         "Foreign Subsidiary" means any Subsidiary which is not a Domestic Subsidiary.

         "Fourth Secured Term Loan Debt" means the Fourth Secured Term Loan and all other current and future obligations and liabilities owing pursuant to the Fourth Secured Term Loan Debt Documents and any extensions, refinancings, renewals or refundings thereof and any increases in the amount thereof.

         "Fourth Secured Term Loan Agreement" means the Amended and Restated Fourth Secured Term Loan Agreement between the Company, the U.K. Borrower and the Fourth Secured Term Loan Lender dated as of the date hereof, as amended or modified from time to time.

         "Fourth Secured Term Loan Debt Documents" means the Fourth Secured Term Loan Agreement and all agreements, instruments and documents executed in connection therewith or otherwise in connection with the Fourth Secured Term Loan at any time.

         "Fourth Secured Term Loan" means the term loan in the principal amount of up to $17,084,162.13 made under the Fourth Secured Term Loan Agreement.

         "Fourth Secured Term Loan Lender" means CSCL.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "Funding Account" is defined in Section 2.5.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the U.S. and, when used in connection with determining the Fixed Charge Coverage Ratio (including defined terms used therein), applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.5.

         "Global Borrowing Base Availability" means, at any time, an amount equal to (a) the sum of the U.S. Borrowing Base plus the U.K. Borrowing Base - Unlimited, minus (b) the Aggregate Credit Exposure, excluding all Credit Exposure with respect to Swingline Loans.

         "Guaranteed Obligations" is defined in Section 15.1.

         "Guarantor" means

         (a) with respect to the Secured Obligations of each Foreign Borrowing
Subsidiary:

                  (i) the Company,

                  (ii) each present and future Domestic Subsidiary of the Company,

                  (iii) each "Subsidiary Guarantor" as defined in the Subordinated Debt Documents or any other guarantor with respect to any Subordinated Debt at any time,

                  (iv) each "Subsidiary Guarantor" or "Guarantor" as defined in the Second Secured Debt Documents, the Third Secured Term Loan Agreement or the Fourth Secured Term Loan Agreement or any other guarantor with respect to any Second Secured Notes, Third Secured Term Loan Debt or Fourth Secured Term Loan Debt at any time,

                  (v) additionally, in the case of each Foreign Borrowing Subsidiary, each parent corporation of such Foreign Subsidiary Borrower and Subsidiary of such Foreign Subsidiary Borrower or parent in the same jurisdiction of such Foreign Borrowing Subsidiary and, to the extent permitted by applicable law, the U.K. Borrower and the other Guarantors with respect to the U.K. Borrower and any other Foreign Subsidiary requested by the Agent, and

                  (vi) any other Person executing a Guaranty at any time with respect to the Secured Obligations of such Foreign Borrowing Subsidiary.

         (b) with respect to the Secured Obligations of the Company:

                  (i) each present and future Domestic Subsidiary of the Company,

                  (ii) each "Subsidiary Guarantor" as defined in the Subordinated Debt Documents or any other guarantor with respect to any Subordinated Debt at any time, and

                  (iii) each "Subsidiary Guarantor" as defined in the Second Secured Debt Documents, the Third Secured Term Loan Agreement or the Fourth Secured Term Loan Agreement or any other guarantor with respect to the obligations of the Company under any Second Secured Notes, Third Secured Term Loan Debt or Fourth Secured Term Loan Debt at any time,

                  (iv) any other Person executing a Guaranty at any time with respect to the Secured Obligations of the Company.

         "Guaranty" means Article XV of this Agreement, as it may be amended or modified and in effect from time to time.

         "Indebtedness" of a Person means as of any date, without duplication, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, and (vii) other obligations for borrowed money or other financial accommodation or similar obligation which in accordance with GAAP would be shown as a liability on the consolidated balance sheet of such Person, (viii) Off Balance Sheet Liabilities, based on the aggregate outstanding amount as if such transaction were structured as an on balance sheet financing, whether or not shown as a liability on a consolidated balance sheet of the Company and its Subsidiaries, (ix) the undrawn amount of any Letter of Credit issued for the account of such person and all amounts drawn under any such Letters of Credit which have not been reimbursed by such Person and (x) any Contingent Obligations of any such Person. The amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith and acceptable to the Agent.

         "Insolvency Proceeding" means, with respect to any Person, any case or other proceeding of any kind, whether voluntary or involuntary, of with respect to such Person or any material portion of its Property at any time under any bankruptcy, insolvency, reorganization, liquidation, adjustment or composition of it or its debts under any law, rule or regulation relating to bankruptcy, insolvency or reorganization or relief of debtors, or any other similar proceeding relating to any bankruptcy, insolvency or similar actions, in any case whether under any federal or state law, rule or regulation or other law, rule or regulation in the United States (including without limitation the Bankruptcy Code) or any non-United States law, rule or regulation or otherwise, or appointing a receiver, trustee, examiner, liquidator or similar official for such Person or any material portion of any of its Property.

         "Intercompany Notes" is defined in Section 6.17.

         "Intercreditor Agreement" means the Intercreditor Agreement among the Company, the Guarantors, the Agent, the trustee for the holders of the Second Secured Debt, the Third Secured Term Loan Lender and the Fourth Secured Term Loan Lender dated as of the date hereof, as amended or modified from time to time.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement; provided, however, notwithstanding anything in this Agreement to the contrary and only at the Agent's sole option, for the period from the date of this Agreement to the earlier of (i) the date that is 120 days after the Closing Date and (ii) the date upon which the Arranger confirms that the loan syndication process has been complete (the "Syndication Period"), "Interest Period" means, with respect to a Eurodollar Loan, a period of time between seven (7) and (14) days as elected by the Borrower, provided that during such period all Interest Periods shall end on the same day. Other than during the Syndication Period, such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Inventory" has the meaning specified in the Security Agreement.

         "Investment" of a Person means any (a) loan, advance, (b) extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), (c) contribution of capital by such Person, (d) stocks, bonds, mutual funds, partnership interests, notes, debentures, securities or other Capital Stock owned by such Person, (e) any deposit accounts and certificate of deposit owned by such Person, and (f) structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

         "Joinder Agreement" means any joinder agreement in form and substance acceptable to the Agent as determined in its Permitted Discretion, signed by the Agent, the Company and a Guarantor or a Foreign Subsidiary Borrower, under which such Guarantor or Foreign Subsidiary Borrower becomes a party to this Agreement.

         "LC Fee" is defined in Section 2.10(b).

         "LC Issuer" means Bank One (or any subsidiary or Affiliate of Bank One designated by Bank One) in its capacity as issuer of Facility LCs hereunder.

         "LC Obligations" means, at any time, the sum, without duplication, of
(a) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (b) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" is defined in Section 2.1.2(d).

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

         "Lending Installation" means, with respect to a Lender, the LC Issuer or the Agent, the office, branch, subsidiary or Affiliate of such Lender, LC Issuer or the Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender, the LC Issuer or the Agent pursuant to
Section 2.22.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Licenses" shall have the meaning given to such term in the Security Agreement.

         "Loans" means, with respect to a Lender or the Agent, such Lender's or Agent's loans made pursuant to Article II (or any conversion or continuation thereof), including Revolving Loans, Non-Ratable Loans, Overadvances, Protective Advances and Swingline Loans.

         "Loan Documents" means this Agreement, any Notes, the Facility LC Applications, the Collateral Documents, the Guaranty, the Intercreditor Agreement, any environmental certificate and all other agreements, instruments, documents and certificates identified in Section 4.1 or otherwise executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

         "Loan Parties" means the Company, the Foreign Borrowing Subsidiaries, the Guarantors and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement.

         "Management Investors" means each of the officers, employees and directors of the Company who own Voting Stock in the Company on the Closing Date, in each case so long as such person shall remain an officer, employee or director of the Company.

         "Margin Stock" means "margin stock" as defined in Regulations U or X or "marginable OTC stock" or "foreign margin stock" within the meaning of Regulation T.

         "Material Adverse Effect" shall mean (i) a material adverse effect on the financial condition, results of operations, properties, assets, business or prospects of the Company and its Subsidiaries, taken as a whole, (ii) a material adverse effect on the ability of the Borrowers or the Guarantors to perform their obligations under the Loan Documents or (iii) a material adverse effect on the rights and remedies of the Agent or the Lenders under any of the Loan Documents.

         "Material Indebtedness" means Indebtedness or Rate Management Obligations in an outstanding principal amount of $5,000,000 or more in the aggregate (or the equivalent thereof in any currency other than Dollars).

         "Material Indebtedness Agreement" means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

         "Modify" and "Modification" are defined in Section 2.1.2(a).

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Company at any time, or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Cash Proceeds" means, if in connection with an asset disposition, cash proceeds net of (i) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by such Loan Party in connection therewith (in each case, paid to non-Affiliates), (ii) transfer taxes, (iii) amounts payable to holders of senior Liens on such asset (to the extent such Liens constitute Permitted Liens hereunder), if any, and (iv) an appropriate reserve for income taxes in accordance with GAAP established in connection therewith or, if in connection with an equity issuance, cash proceeds net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith.

         "Netherlands" means the Kingdom of the Netherlands.

         "Netherlands Borrower" means MSX International Netherlands B.V.

         "Non-Ratable Loan" and "Non-Ratable Loans" are defined in Section
2.1.3.

         "Non-U.S. Lender" is defined in Section 3.5(d).

         "Note" is defined in Section 2.21(d).

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to the Lenders or to any Lender, the Agent, the LC Issuer or any indemnified party arising under the Loan Documents.

         "Off-Balance Sheet Liability" of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any Sale and Leaseback Transaction which is not a Capitalized Lease, (c) any indebtedness, liability or obligation under any so-called "synthetic lease" transaction entered into by such Person, or (d) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause
(d) Operating Leases.

         "Offering Circular" means the offering circular of the Company, subject to completion, dated July 25, 2003, prepared in connection with the offering of the Second Secured Notes.

         "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Other Taxes" is defined in Section 3.5(b).

         "Overadvances" has the meaning specified in Section 2.1.4(b).

         "Participants" is defined in Section 12.2(a).

         "Payment Date" means (a) with respect to interest payments due on any Floating Rate Loan, the last day of each calendar month and the Termination Date, (b) with respect to interest payments due on any Eurodollar Loan, (i) the last day of the applicable Interest Period and (ii) in the case of any Interest Period in excess of three months, the day which is three months after the first day of such Interest Period, and (iii) the Termination Date, and (c) with respect to any payment of LC Fees or Unused Commitment Fees, the last day of each calendar quarter and the Termination Date.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Currency" means Dollars or any Eligible Currency.

         "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

         "Permitted Holders" means the CVC Investors, the Management Investors and their respective Permitted Transferees; provided, however, that any Management Investor and any CVC Investor and any Permitted Transferee of a Management Investor or CVC Investor (other than CVC or Citicorp, N.A. or any direct or indirect Subsidiary of CVC or Citicorp, N.A. or any other Person controlled by CVC or Citicorp, N.A.) shall not be a "Permitted Holder" if such Person is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Voting Stock that represents at least 30% of the aggregate voting power of all classes of the Voting Stock of the Company, voting together as a single class (without giving effect to the attribution of beneficial ownership as a result of any stockholders' agreement as in effect on the Closing Date, and any amendment to such agreement that does not materially change the allocation of voting power provided in such agreement).

         "Permitted Investors" means (i) the CVC Investors and (ii) the Management Investors and their respective Permitted Transferees, provided that the Management Investors and their Permitted Transferees do not in the aggregate beneficially own more than 30% of the aggregate voting power of the Voting Stock of the Company (without giving effect to any attribution of beneficial ownership which may result from the Stockholders' Agreement, and any amendment to such agreement that does not materially change the allocation of voting power provided for in such agreement).

         "Permitted Liens" is defined in Section 6.21.

         "Permitted Transferee" means (a) with respect to any CVC Investor who is an employee, officer or director of CVC or any Wholly-Owned (other than directors' qualifying shares) Subsidiary of CVC, any spouse or lineal descendent (including by adoption) of such CVC Investor so long as such CVC Investor shall be an employee, officer or director of CVC; and (b) with respect to any Management Investor, any spouse or lineal descendent (including by adoption) of such Management Investor so long as such Management Investor shall be an employee, officer or director of the Company.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Company or any member of the Controlled Group may have any liability.

         "Pledged Subsidiaries" means those Foreign Subsidiaries 65% of whose Capital Stock has been pledged to the Agent pursuant to a Pledge Agreement.

         "Pounds Sterling" means the lawful money of the U. K.

         "Preferred Stock" as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

         "Prepayment Fee" is defined in Section 2.16(b).

         "Pricing Schedule" means the Schedule attached hereto identified as such.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Projections" is defined in Section 6.1(d).

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Pro Rata Share" means, with respect to any Lender, (a) with respect to Revolving Loans, LC Obligations, Non-Ratable Loans, Protective Advances, Swingline Loans or Overadvances, a portion equal to a fraction the numerator of which is such Lender's Commitment and the denominator of which is the aggregate Commitment of all Lenders and (b) with respect to all Credit Extensions in the aggregate after the Termination Date, a portion equal to a fraction the numerator of which is such Lender's Credit Exposure and the denominator of which is the Aggregate Credit Exposure of all Lenders.

         "Protective Advances" is defined in Section 2.1.4.

         "Purchasers" is defined in Section 12.3(a).

         "Rate Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Rate Management Transactions, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

         "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered by any Loan Party which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of

Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Company then outstanding under Section 2.1.2 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty days of the occurrence of such event, provided however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or
Section 412(d) of the Code.

         "Reports" is defined in Section 9.6(a)(ii).

         "Required Lenders" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 51% of the Aggregate Credit Exposure; provided that, as long as there is more than one Lender and one Lender would constitute the Required Lenders but for this proviso, then Required Lenders will require at least two Lenders.

         "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserves" means any and all reserves which the Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves (to be initially set at $5,000,000), a Swingline Loan facility reserve (to be initially set at the Swingline Amount with respect to the U.K. Borrowing Base), a payroll reserve (to be initially set at $4,200,000), reserves for dilution of Accounts and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party.

         "Revolving Borrowers" means the Company, the Netherlands Borrower and the U.K. Borrower.

         "Revolving Loans" is defined in Section 2.1.1(a).

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Second Secured Debt" means all current and future Indebtedness and other liabilities owing pursuant to the Second Secured Notes or any other Second Secured Debt Documents and any extensions, refinancings, renewals or refundings thereof and any increases in the amount thereof.

         "Second Secured Debt Documents" means the Second Secured Note Indenture, the Second Secured Notes and all agreements and documents executed in connection therewith at any time, including without limitation those agreements and documents listed on Schedule 5.34 hereto.

         "Second Secured Notes" means the 11% Senior Secured Notes issued by the Company in the aggregate principal amount of $75,500,000 (as of the Closing
Date) due October 15, 2007 issued pursuant to the Second Secured Note Indenture and any other securities issued pursuant to the Subordinated Note Indenture at any time.

         "Second Secured Note Indenture" means the Senior Secured Indenture between the Company, the subsidiary guarantors named therein and BNY Midwest Trust Company, as trustee, dated as of August 1, 2003, as amended or modified from time to time.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Secured Obligations" means, collectively, (a) the Obligations, (b) all Banking Services Obligations and (c) all Exchange Rate Management Obligations owing to one or more Lenders or any of their Affiliates.

         "Security Agreement" means that certain Pledge and Security Agreement, dated as of the date hereof, between the Loan Parties and the Agent, for the benefit of Agent and the Lenders, and any other pledge or security agreement entered into, after the Closing Date by any other Loan Party (as required by this Agreement or any other Loan Document), or any other Person, as the same may be amended, restated or otherwise modified from time to time.

         "Significant Subsidiary" means any one or more Subsidiaries which, if considered in the aggregate as a single Subsidiary would be a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Exchange Act, provided that no Domestic Subsidiary which is not by itself a Significant Subsidiary shall be included in any Significant Subsidiary if all Domestic Subsidiaries which are not by themselves Significant Subsidiaries or Guarantors would not constitute a Significant Subsidiary and no Foreign Subsidiary which is not by itself a Significant Subsidiary shall be included in any Significant Subsidiary if all Foreign Subsidiaries which are not by themselves Significant Subsidiaries or Pledged Subsidiaries would not constitute a Significant Subsidiary.

         "Single Employer Plan" means a Plan maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group.

         "Subordinated Debt" means all current and future Indebtedness and other liabilities owing pursuant to the Subordinated Notes and any extensions, refinancings, renewals or refundings thereof and any increases in the amount thereof and, for any Person, any other Indebtedness of such Person which is fully subordinated to all Secured Obligations by written agreements and documents in form and substance satisfactory to the Agent as determined in its Permitted Discretion and which is governed by terms and provisions, including without limitation maturities, covenants, defaults, rates and fees, acceptable to the Agent as determined in its Permitted Discretion.

         "Subordinated Debt Documents" means the Subordinated Note Indenture, the Subordinated Notes and all agreements and documents executed in connection therewith at any time, including without limitation those agreements and documents listed on Schedule 5.31 hereto.

         "Subordinated Notes" means the 11-3/8% Senior Subordinated Notes issued by the Company in the aggregate principal amount of $130,000,000 (as of the Closing Date) due 2008 issued pursuant to the Subordinated Note Indenture and any other securities issued pursuant to the Subordinated Note Indenture at any time.

         "Subordinated Note Indenture" means the Senior Subordinated Indenture between the Company, the subsidiary guarantors named therein and IBJ Schroder Bank & Trust Company, as trustee, dated as of January 15, 1998, as amended or modified from time to time.

         "Subsidiary" of a Person means, any corporation, partnership, limited liability company, association, joint venture or similar business organization more than 50% of the outstanding Capital Stock having ordinary voting power (other than securities or other ownership interests which have such power or right only by reason of the happening of a contingency) of which shall at the time be owned beneficially and of record, by such Person or by one or more of the other Subsidiaries of such Person or by any combination thereof. Notwithstanding anything herein to the contrary, an Unrestricted Subsidiary shall not be considered a Subsidiary. Any reference in this Agreement to a Subsidiary shall be deemed reference to a Subsidiary of the Company unless otherwise indicated.

         "Substantial Portion" means, with respect to the property of the Company and its Subsidiaries, property which (a) represents more than 10% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, (b) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (a) above, (c) represents more than 25% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as of the Closing Date or (d) is responsible for more than 25% of the consolidated net sales or of the consolidated net income of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (c) above.

         "Supporting Letter of Credit" is defined in Section 2.1.2(l).

         "Swingline Amount" means $7,000,000, as such amount is modified from time to time as follows: (a) the Borrowers may reduce such amount from time to time in integral multiples of $1,000,000 by written notice to the Agent and (b) the Borrowers may increase such amount from time to time in integral multiples of $1,000,000 by written notice to the Agent, provided that any such increase shall be subject to the written approval of the Agent and the Required Lenders in their sole discretion.

         "Swingline Loans" is defined in Section 2.1.5(a).

         "Swingline Reserve" means the Reserves taken by the Agent with respect to the Swingline facility (to be initially set at the Swingline Amount with respect to the U.K. Borrowing Base).

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "Termination Date" means August 1, 2006 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

         "Third Secured Term Lender" means Citicorp Mezzanine III, L.P.

         "Third Secured Term Loan Debt" means the Third Secured Term Loan and all other current and future obligations and liabilities owing pursuant to the Third Secured Term Loan Debt Documents and any extensions, refinancings, renewals or refundings thereof and any increases in the amount thereof.

         "Third Secured Term Loan Agreement" means the Third Secured Term Loan Agreement between the Company, the U.K. Borrower and the Third Secured Term Lender dated as of the date hereof, as amended or modified from time to time.

         "Third Secured Term Loan Debt Documents" means the Third Secured Term Loan Agreement and all agreements, instruments and documents executed in connection therewith or otherwise in connection with the Third Secured Term Loan at any time.

         "Third Secured Term Loan" means the loan in the principal amount of $25,000,000 made under the Third Secured Term Loan Agreement on the date hereof.

         "Transferee" is defined in Section 12.4.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance and with respect to any Loan, its nature as a Floating Rate Loan or a Eurodollar Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Michigan or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

         "U.K." means the United Kingdom of Great Britain and Northern Ireland.

         "U.K. Borrower" means MSX International Limited.

         "U.K. Borrowing Base" means, at any time, the sum of (a) up to 85% of the U.K. Borrower's Eligible Accounts at such time, plus (b) up to 65% of the U.K. Borrower's Eligible Unbilled Accounts at such time, minus (c) Reserves allocated by the Agent to the U.K. Borrowing Base; provided that the aggregate amount included at any time in the U.K. Borrowing Base shall not exceed the outstanding principal amount of Loans owing by the U.K. Borrower.

         "U.K. Borrowing Base - Unlimited" means, at any time, the U.K. Borrowing Base without any reduction to the U.K. Borrowing Base due to the limitation contained in the proviso of the definition of U.K. Borrowing Base.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which, unless cured or waived, but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Unrestricted Subsidiary" shall mean any Subsidiary designated by the Company as an Unrestricted Subsidiary and approved by the Agent in its Permitted Discretion, provided that (a) neither the Company nor any Subsidiary of the Company which is not an Unrestricted Subsidiary shall be liable, directly or indirectly, for any of the indebtedness, obligations or other liabilities of any such Unrestricted Subsidiary or for any Contingent Liabilities with respect to any Unrestricted Subsidiary and (b) after giving effect to such designation, no Default or Unmatured Default exists or would be caused thereby, on a pro forma basis acceptable to the Agent. Any Unrestricted Subsidiary may be designated as a Subsidiary by the Company at any time provided that (i) such designation is approved by the Agent and (ii) no Default or Unmatured Default exists or would be caused thereby, all on a pro forma basis acceptable to the Agent.

         "Unused Commitment Fee" is defined in Section 2.10(a).

         "U.S." means the United States of America.

         "U.S. Borrowing Base" means, at any time, the sum of (a) up to 85% of Company's and each Guarantor's Eligible Accounts at such time, plus (b) up to 65% of Company's and each Guarantor's Eligible Unbilled Accounts at such time, minus (c) Reserves allocated by the Agent to the U.S. Borrowing Base.

         "Voting Stock" of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

         "Wholly-Owned Subsidiary" of a Person means, any Subsidiary all of the outstanding Capital Stock of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                                  THE FACILITY

         2.1. The Facility. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to (a) make Loans to the Revolving Borrowers set forth below and (b) participate in Facility LCs issued upon the request of the Revolving Borrowers and in Overadvances, Protective Advances, Non-Ratable Loans and Swingline Loans made to the Borrowers, provided that, after giving effect to the making of each such Loan and the issuance of each such Facility LC, (i) such Lender's Credit Exposure shall not exceed its Commitment and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment or any other limitation on the Aggregate Credit Exposure contained in this Agreement. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.1.2. The Facility shall be composed of Revolving Loans, Non-Ratable Loans, Protective Advances, Swingline Loans, Overadvances and Facility LCs as set forth below:

                  2.1.1.   Revolving Loans.

                  (a) Amount. From and including the Closing Date and prior to the Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make revolving loans (the "Revolving Loans") in Dollars and participate in Facility LCs issued in any Permitted Currency as set forth in Section 2.1.2 below, to the Revolving Borrowers, in amounts not to exceed such Lender's Pro Rata Share. If any Advance would exceed Availability, the Lenders will refuse to make or may otherwise restrict the making of Revolving Loans or the issuance of Facility LCs as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Protective Advances and Overadvances pursuant to the terms of Section 2.1.4. The Revolving Loans may consist of Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Revolving Borrowers in accordance with Sections 2.1.1(b) and 2.7. Subject to the terms of this Agreement, the Revolving Borrowers may borrow, repay and reborrow Revolving Loans at any time prior to the Termination Date. The Commitments to extend credit hereunder shall expire on the Termination Date.

                  (b) Borrowing Procedures. The Revolving Borrowers shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto, from time to time. A Revolving Borrower shall give the Agent irrevocable notice in the form of Exhibit A (a "Borrowing Notice") not later than 10:00 a.m. (Chicago time) at least one Business Day before the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying: (1) the Borrowing Date, which shall be a Business Day, of such Advance, (2) the aggregate amount of such Advance, (3) the Type of Advance selected; provided that, if such Revolving Borrower fails to specify the Type of Advance requested, such request shall be deemed a request for a Floating Rate Advance; and (4) the duration of the Interest Period if the Type of Advance requested is a Eurodollar Advance; provided that, if such Revolving Borrower fails to select the duration of the Interest Period for the requested Eurodollar Advance, such Revolving Borrower shall be deemed to have requested that such Eurodollar Advance be made with an Interest Period of one month.

                  (c) The Agent's Election. Promptly after receipt of a Borrowing Notice (or telephonic notice in lieu thereof) of a requested Floating Rate Advance, the Agent shall elect in its Permitted Discretion to have the terms of Section 2.1.1(d) (pro rata advance by all Lenders) or Section 2.1.3 (advance by Agent, in the form of a Non-Ratable Loan, on behalf of the Lenders) apply to such requested Advance.

                  (d) Pro Rata Advance. Unless the Agent elects to have the terms of Section 2.1.3 apply to a requested Floating Rate Advance or if a requested Advance is for a Eurodollar Advance, then promptly after receipt of a Borrowing Notice or telephonic notice in lieu thereof as permitted by Section 2.8, the Agent shall notify the Lenders by telecopy, telephone, or e-mail of the requested Advance. Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Revolving Loan in funds immediately available to the Agent at its Lending Installation and the Agent will make the funds so received from the Lenders available to such Revolving Borrower at such Revolving Borrower's Funding Account as set forth in Section 2.5.

                  2.1.2.   Facility LCs.

                   (a) Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial Letters of Credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the Closing Date of this Agreement and prior to the Termination Date upon the request of a Revolving Borrower; provided that, the maximum face amount of the Facility LC to be issued or Modified, does not exceed the lesser of (i) an amount equal to $10,000,000 minus the sum of (1) the aggregate undrawn amount of all outstanding Facility LCs at such time plus, without duplication, (2) the aggregate unpaid Reimbursement Obligations with respect to all Facility LCs outstanding at such time and (ii) Availability. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Termination Date and (y) one year after its issuance.

                   (b) Participations. Upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.1.2, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

                   (c) Notice. Subject to Section 2.1.2(a), a Revolving Borrower shall give the LC Issuer notice prior to 10:00 a.m. (Chicago time) at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be reasonably satisfactory to the LC Issuer and that such Revolving Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

                   (d) Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Agent and the Agent shall promptly notify the relevant Revolving Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Revolving Borrowers and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the relevant Revolving Borrower pursuant to Section 2.1.2(e) below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

                   (e) Reimbursement by Revolving Borrowers. Each Revolving Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date (if it shall have received notice prior to 12:00 noon (Chicago time) on any payment or the next Business Day if it shall receive notice after 12:00 noon (Chicago time)) for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC issued for the account of such Revolving Borrower, without presentment, demand, protest or other formalities of any kind; provided that, neither the Revolving Borrowers nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Revolving Borrowers or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Revolving Borrowers shall bear interest, payable on demand, for each day until paid at a rate per annum equal to
         (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Revolving Borrowers for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.1.2(d). Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.1.1(b) and the satisfaction of the applicable conditions precedent set forth in
         Article IV), the Revolving Borrowers may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

                   (f) Obligations Absolute. The Revolving Borrowers' obligations under this Section 2.1.2 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Revolving Borrowers may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. The Revolving Borrowers further agree with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Revolving Borrowers' Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the any

         Revolving Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of any Revolving Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Revolving Borrowers agree that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Revolving Borrowers and shall not put the LC Issuer or any Lender under any liability to the Revolving Borrowers. Nothing in this Section 2.1.2(f) is intended to limit the right of the Revolving Borrowers to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of
         Section 2.1.2(e).

                   (g) Actions of LC Issuer. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.1.2, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

                   (h) Indemnification. Each Revolving Borrower hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, the LC Issuer or the Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC issued for such Revolving Borrower's account or any actual or proposed use of any such Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Revolving Borrowers may have against any defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that, the Revolving Borrowers shall not be required to indemnify any Lender, the LC Issuer or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.1.2(h) is intended to limit the obligations of the Revolving Borrowers under any other provision of this Agreement.

                   (i) Lenders' Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its Affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Revolving Borrowers) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.1.2 or any action taken or omitted by such indemnitees hereunder.

                   (j) Facility LC Collateral Account. Each Revolving Borrower agrees that it will, upon the request of the Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuer or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Agent (the "Facility LC Collateral Account") at the Agent's office at the address specified pursuant to Article XIII, in the name of such Revolving Borrower but under the sole dominion and control of the Agent, for the benefit of the Lenders and in which such Revolving Borrower shall have no interest other than as set forth in Section 8.1. Each Revolving Borrower hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the its right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Secured Obligations. The Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of Bank One having a maturity not exceeding thirty days. Nothing in this Section 2.1.2(j) shall either obligate the Agent to require the Revolving Borrowers to deposit any funds in the Facility LC Collateral Account or limit the right of the Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 8.1.

                  (k) Rights as a Lender. In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender.

                  (l) Termination of the Facility. If, notwithstanding the provisions of this Section 2.1.2, any Facility LC is outstanding upon the termination of this Agreement, then upon such termination the Revolving Borrowers shall deposit with the Agent, for the benefit of the Agent and the Lenders, with respect to all LC Obligations, as the Agent in its discretion shall specify, either (i) a standby letter of credit (a "Supporting Letter of Credit"), in form and substance satisfactory to the Agent, issued by an issuer reasonably satisfactory to the Agent, in an amount in immediately available funds (which funds shall be held in the Facility LC Collateral Account) equal to 105% of the difference of (x) the amount of LC Obligations at such time, less
         (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"), under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent, the LC Issuer and the Lenders for payments to be made by the Agent, the LC Issuer and the Lenders under any such Facility LC and any fees and expenses associated with such Facility LC, or (ii) cash in an amount equal to 105% of the Collateral Shortfall Amount. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Facility LC remaining outstanding.

                  2.1.3. Non-Ratable Loans. Subject to the restrictions set forth in Section 2.1.1(a), the Agent may elect to have the terms of this Section
2.1.3 apply to any requested Floating Rate Advance and Bank One shall thereafter make an Advance, on behalf of the Lenders and in the amount requested, available to the Revolving Borrowers on the applicable Borrowing Date by transferring same day funds to the Funding Account. Each Advance made solely by the Agent pursuant to this Section 2.1.3 is referred to in this Agreement as a "Non-Ratable Loan," and such Advances are referred to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Advances funded by the Lenders, except that all payments thereon shall be payable to Bank One solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed 4,000,000. The Agent shall not make any Non-Ratable Loan if the requested Non-Ratable Loan exceeds Availability (before giving effect to such Non-Ratable Loan). Non-Ratable Loans may be made even if a Default or Unmatured Default exists, but may not be made if the conditions precedent set forth in Section 4.2 have not been satisfied. The Non-Ratable Loans shall be secured by the Liens granted to the Agent in and to the Collateral and shall constitute Obligations hereunder. All Non-Ratable Loans shall be Floating Rate Advances and are subject to the settlement provisions set forth in Section 2.19.

                  2.1.4.   Protective Advances and Overadvances.

                  (a) Protective Advances. Subject to the limitations set forth below, the Agent is authorized by the Revolving Borrowers and the Lenders, from time to time in the Agent's sole discretion, to make Advances to the Revolving Borrowers, on behalf of all Lenders, in an aggregate amount outstanding at any time not to exceed $4,000,000, which the Agent, in its reasonable business judgment, deems necessary or desirable (i) to preserve or protect the Collateral, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (iii) to pay any other amount chargeable to or required to be paid by the Revolving Borrowers pursuant to the terms of this Agreement, including costs, fees, and expenses as described in Section 9.6 (any of such Advances are herein referred to as "Protective Advances"); provided that, no Protective Advance shall cause any Lender's Credit Exposure to exceed its Commitment or the Aggregate Credit Exposure to exceed the Aggregate Commitment. Protective Advances may be made even if the conditions precedent set forth in Section 4.2 have not been satisfied. The Protective Advances shall be secured by the Liens in favor of the Agent in and to the Collateral and shall constitute Obligations hereunder. All Protective Advances shall be Floating Rate Advances and are subject to the settlement provisions set forth in Section 2.19.

                  (b) Overadvances. Any provision of this Agreement to the contrary notwithstanding, at the request of Revolving Borrowers, the Agent may in its sole discretion (but shall have absolutely no obligation to), make Advances to the Revolving Borrowers, on behalf of the Lenders, in amounts that exceed Availability (any such excess Advances are herein referred to collectively as "Overadvances"); provided that, (i) no such event or occurrence shall cause or constitute a waiver of Agent's or Lenders' right to refuse to make any further Overadvances, Revolving Loans or Non-Ratable Loans, or issue Facility LCs, as the case may be, at any time that an Overadvance exists, and (ii) no Overadvance shall result in a Default or Unmatured Default due to any Revolving Borrower's failure to comply with Section 2.1.1(a) for so long as Agent permits such Overadvance to remain outstanding, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if a Default or Unmatured Default exists, but may not be made if the other conditions precedent set forth in Section 4.2 have not been satisfied (other than the condition regarding Availability). All Overadvances shall constitute Floating Rate Advances, shall bear interest at the default rate set forth in Section 2.12 and shall be payable on the earlier of demand or the Termination Date. In addition, all Overadvances are subject to the settlement provisions set forth in Section 2.19. The authority of the Agent to make Overadvances is limited to an aggregate amount not to exceed $4,000,000 at any time and no Overadvance shall cause any Lender's Revolving Credit Exposure to exceed its Commitment or the Aggregate Credit Exposure to exceed the Aggregate Commitment; provided that, the Required Lenders may at any time revoke the Agent's authorization to make Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof.

                  2.1.5    Swingline Loans.

                  (a) Amount of Swingline Loans. Any Borrower (other than the Company) may request the Agent to make, and the Agent may, in its sole discretion, make loans (the "Swingline Loans") in any Permitted Currencies requested by such Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date in an aggregate principal amount not to exceed at any time the lesser of the Swingline Amount or the Dollar Amount thereof in other Eligible Currencies. Within the limits of this Section 2.1.5, so long as the Agent, in its sole discretion, elects to make, or arrange for Swingline Loans, the Borrowers (other than the Company) may borrow and reborrow under this Section 2.1.5. Each Swingline Loan shall bear interest at such rate and for such period of time offered by the Agent and accepted by such Borrower, and shall mature as agreed to by the Agent and the Borrower, not to exceed one month after the date thereof. All such Swingline Loans shall be subject to such notice requirements, minimum amounts, funding requirements and other terms required by the Agent. The Swingline Loans may be subject to such supplemental and additional agreements among a Borrower and the Agent or an applicable Lending Installation of the Agent for such Swingline Loans, and if there is any direct conflict between the terms of this Agreement and such supplemental and additional agreements the terms of this Agreement shall control. Swingline Loans may be made by the Agent in any manner determined by the Agent, including by means of loans, overdrafts or other advances, and whether hereunder or under any such supplemental or additional agreements designated by the Agent as Swingline Loans from time to time. Without limiting the foregoing, any loans and other advances to MSX International Australia Pty Limited under the letter dated August 28, 2000 and accepted by it on October 25, 2000, as amended, supplemented or replaced from time to time, shall be considered Swingline Loans hereunder. The Loan Parties acknowledge and agree that all existing Swingline Loans under the Existing Credit Agreement shall continue and be Swingline Loans deemed outstanding under and governed by this Agreement.

                  (b) Repayment of the Swingline Loans. Each Swingline Loan shall be paid in full by the applicable Borrower thereof on demand by the Agent or such other date agreed to by the Agent for such Swingline Loan and not later than the Termination Date. The Agent may at any time in its sole and absolute discretion require that its Swingline Loans be refunded by a Revolving Loan from the Lenders, and upon written notice thereof by the Agent, to the Lenders, the Company and the relevant Borrower, the Company shall be deemed to have requested a Revolving Loan in an amount equal to the Dollar Amount of such Swingline Loan and such Revolving Loan shall be made to refund such Swingline Loan. Any Swingline Loan outstanding in an Permitted Currency other than Dollars shall, upon the giving of such notice by the Agent, immediately and automatically be converted to and redenominated in Dollars equal to the Dollar Amount of each such Swingline Loan determined as of the date of such conversion. Each Lender shall be absolutely and unconditionally obligated to fund its Pro Rata Share of such Revolving Loan or, if applicable, to purchase a participation interest in the Swingline Loan and such obligation shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender has or may have against the Agent, the Agent or any Borrower or anyone else for any reason whatsoever; (B) the occurrence or continuance of a Default or Unmatured Default, (C) the occurrence of any event or condition which could have a Material Adverse Effect; (D) any breach of this Agreement by the Company or any other Borrower or any Lender; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing (including without limitation the Company's failure to satisfy any conditions contained in Article IV or any other provision of this Agreement). If, for any reason (including without limitation as a result of the occurrence of an Default with respect to the Company pursuant to clause
         (f) or (g) of Article VII), Revolving Loans may not be made by the Lenders as described in Section 2.1.5(b), then (A) the relevant Borrower agrees that each Swingline Loan not paid pursuant to this
         Section 2.1.5(b) shall bear interest, payable on demand by the Agent, at the rate per annum equal to the sum of 2% plus the Floating Rate,
         (B) the Borrowers agree that each Swingline Loan outstanding in a Permitted Currency other than Dollars shall be immediately and automatically converted to and redenominated in U.S. Dollars equal to the U.S. Dollar Amount of each such Swingline Loan determined as of the date of such conversion, and (C) effective on the date each such Revolving Loan would otherwise have been made, each Lender severally agrees that it shall unconditionally and irrevocably, without regard to the occurrence of any Default or Unmatured Default, in lieu of deemed disbursement of loans, to the extent of such Lender's Commitment, purchase a participation interest in the Swingline Loans by paying its Pro Rata Share thereof. Each Lender will immediately transfer to the Swingline Lender, in same day funds, the amount of its participation. Each Lender shall share based on its Pro Rata Share in any interest which accrues thereon and in all repayments thereof. If and to the extent that any Lender shall not have so made the amount of such participating interest available to the Swingline Lender, such Lender and the Company severally agree to pay to the Swingline Lender forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swingline Lender until the date such amount is paid to the Swingline Lender, at (x) in the case of the Company, at the interest rate specified above and (y) in the case of such Lender, the Federal Funds Effective Rate for the first three days and at the interest rate specified above thereafter.

                  2.1.6 Limitation on Advances. Notwithstanding anything in this Agreement to the contrary, (a) the Aggregate Credit Exposure (excluding the Credit Exposure of any Lender with respect to Swingline Loans) shall not exceed a Dollar Amount equal to the lesser of (i) the Borrowing Base or (ii) the Aggregate Commitment minus the Swingline Amount, (b) the aggregate of the Credit Exposure of all of the Lenders with respect to Loans will not exceed an aggregate Dollar Amount equal to $40,000,000, (c) the aggregate Credit Exposure of all of the Lenders with respect to Facility L/Cs shall not exceed a Dollar Amount equal to $10,000,000, (d) the aggregate Credit Exposure of all of the Lenders with respect to Revolving Loans and Facility L/Cs to the Netherlands Borrower shall not exceed a Dollar Amount equal to $3,500,000 and (e) the aggregate Credit Exposure of all of the Lenders with respect to Swingline Loans shall not exceed a Dollar Amount equal to the Swingline Amount. The Borrowers shall immediately prepay the Obligations owing by them to the extent they exceed any of the foregoing amounts by the amount of such excess. Notwithstanding this
Section 2.16 or anything else in this Agreement to the contrary, if the Credit Exposure of any Lender exceeds the limitations herein due to currency fluctuations, each Lender's obligation to participate in Facility LCs, Protective Advances, Overadvances, Non-Ratable Loans and Swingline Loans and to reimburse, and fulfill their other obligations with respect thereto, to the Agent and the LC Issuer shall not be impaired in any manner.

         2.2. Ratable Loans; Risk Participation. Except as otherwise provided below, each Advance made in connection with a Revolving Loan shall consist of Loans made by each Lender in an amount equal to such Lender's Pro Rata Share. Upon the making of an Advance by the Agent in connection with a Non-Ratable Loan or an Overadvance (whether before or after the occurrence of a Default or an Unmatured Default and regardless of whether the Agent has requested a Settlement with respect to such Non-Ratable Loan or Overadvance), the Agent shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Agent, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Overadvance in proportion to its Pro Rata Share of the Commitment. Upon the making of an Advance by the Agent in connection with a Protective Advance (whether before or after the occurrence of a Default or an Unmatured Default and regardless of whether the Agent has requested a Settlement with respect to such Protective Advance), the Agent shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Agent, without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Pro Rata Share of the Aggregate Commitment.

         2.3. Payment of the Obligations. Each Borrower shall repay the outstanding principal balance of the Loans owing by it, together with all other Obligations owing by it, including all accrued and unpaid interest and fees thereon, on the Termination Date.

         2.4. Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $2,000,000 and in multiples of $500,000 if in excess thereof, and, prior to a Borrowing Base Availability Deficiency Event, each Floating Rate Advance shall be in the minimum amount of $500,000 and in multiples of $500,000 if in excess thereof (other than a Floating Rate Advance used to repay Non-Ratable Loans, Overadvances, Swingline Loans or Protective Advances which may be in the amount of the Non-Ratable Loans, Overadvances, Swingline Loans or Protective Advances being repaid), provided however, that any Floating Rate Advance may be in the amount of the unused Commitment.

         2.5. Funding Account. The Company shall deliver to the Agent, on the Closing Date, a notice setting forth the deposit account or accounts of the Company and each other Borrower (collectively, the "Funding Account") to which the Agent is authorized by the Company and each other Borrower to transfer the proceeds of any Advances requested pursuant to this Agreement. Each Borrower may designate a replacement Funding Account from time to time by written notice to the Agent. Any designation by any Borrower of the Funding Account must be acceptable to the Agent.

         2.6. Reliance Upon Authority; No Liability. The Agent is entitled to rely conclusively on any individual's request for Advances hereunder, so long as the proceeds thereof are to be transferred to the Funding Account. The Agent shall have no duty to verify the identity of any individual representing himself or herself as a person authorized by a Borrower to make such requests on its behalf. The Agent shall not incur any liability to any Borrower as a result of acting upon any notice referred to in Section 2.1 which the Agent reasonably believes to have been given by an officer or other person duly authorized by such Borrower to request Advances on its behalf or for otherwise acting under this Agreement. The crediting of Advances to the Funding Account shall conclusively establish the obligation of the Borrowers to repay such Advances as provided herein.

         2.7. Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this Section
2.7 or are repaid in accordance with this Agreement. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurodollar Advance is or was repaid in accordance with this Agreement or (y) the relevant Borrower shall have given the Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.4, a Borrower may elect from time to time to convert all or any part of a Floating Rate Advance into a Eurodollar Advance. A Revolving Borrower shall give the Agent irrevocable notice in the form of Exhibit B (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (Chicago time) at least three Business Days prior to the date of the requested conversion or continuation, specifying (i) the requested date, which shall be a Business Day, of such conversion or continuation, (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

         2.8. Telephonic Notices. The Company hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of a Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Company agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

         2.9. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. Promptly after notice from the LC Issuer, the Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.10.    Fees.

                  (a) Unused Commitment Fee. The Company agrees to pay to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, an unused commitment fee at a per annum rate equal to the Applicable Fee Rate on the average daily amount of the Aggregate Commitment minus the Aggregate Credit Exposure (other than Swingline Loans) from the date hereof to and including the Termination Date, payable on each Payment Date hereafter and on the Termination Date (the "Unused Commitment Fee").

                  (b) LC Fees. The Company shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, a letter of credit fee at a per annum rate equal to the Applicable Margin for Eurodollar Loans in effect from time to time on the average daily undrawn stated amount under such Facility LC, such fee to be payable in arrears on each Payment Date (the "LC Fee"). The Company shall also pay to the LC Issuer for its own account (x) at the time of issuance of each Facility LC, a fronting fee of 0.25% of the face amount of the Facility LC, and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

                  (c) Agent and Arranger Fees. The Company agrees to pay to the Agent and the Arranger such additional fees as are specified in the fee letter dated as of July 7, 2003, among the Agent, the Arranger and the Company (the "Fee Letter").

         2.11. Interest Rates. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.7, to but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to
Section 2.7 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Agent as applicable to such Eurodollar Advance based upon a Revolving Borrower's selections under Sections 2.1.1 and 2.7 and otherwise in accordance with the terms hereof. No Interest Period may end after the Termination Date. If at any time Loans are outstanding with respect to which a Borrower has not delivered a notice to the Agent specifying the basis for determining the interest rate applicable thereto, those Loans shall bear interest at the Floating Rate.

         2.12. Eurodollar Advances Post Default; Default Rates. Notwithstanding anything to the contrary contained hereunder, during the continuance of a Default or Unmatured Default the Agent or the Required Lenders may, at their option, by notice to the Company (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.3 requiring unanimous consent of the Lenders to reductions in interest rates), declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of a Default the Agent or the Required Lenders may, at their option, by notice to the Company (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.3 requiring unanimous consent of the Lenders to reductions in interest rates), declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum, (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum and (iii) the LC Fee shall be increased by 2% per annum, provided that, during the continuance of a Default under subsection (g), (h) or
(i) of Article VII, the interest rates set forth in clauses (i) and (ii) above and the increase in the LC Fee set forth in clause (iii) above shall be applicable to all Credit Extensions without any election or action on the part of the Agent or any Lender.

         2.13. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof and at maturity. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on all Eurodollar Advances, unused commitment fees and LC Fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on Floating Rate Advances shall be calculated for actual days elapsed on the basis of a 365-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment. After giving effect to any Loan,

Advance, continuation, or conversion of any Eurodollar Rate Loan, there may not be more than four different Interest Periods in effect hereunder.

         2.14. Voluntary Prepayments. The Revolving Borrowers may from time to time prepay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $500,000 or any integral multiple of $500,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon two Business Days' prior notice to the Agent. The Revolving Borrowers may also from time to time prepay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances, or, in a minimum aggregate amount of $1,000,000 or any integral multiple of $500,000 in excess thereof, any portion of the outstanding Eurodollar Advances upon three Business Days' prior notice to the Agent. All such prepayments shall prepay the Credit Extensions of the Company before prepaying Credit Extensions to the U.K. Borrower.

         2.15.    Mandatory Prepayments.

                  (a) Borrowing Base Compliance. Except for Overadvances permitted pursuant to Section 2.1.4(b), if at any time the Aggregate Credit Exposure exceeds the amount permitted pursuant to Section 2.1.6, the Borrowers shall immediately repay the Loans and Reimbursement Obligations by at least the amount of such excess. If any such excess remains after repayment in full of all outstanding Loans and Reimbursement Obligations, the Borrowers shall provide cash collateral or a Supporting Letter of Credit for the LC Obligations in the manner set forth in Section 2.1.2(l) to the extent required to eliminate such excess. All such repayments shall repay the Credit Extensions of the Company before prepaying Credit Extensions to the U.K. Borrower.

                  (b) Sale of Assets. Immediately upon receipt by any Loan Party of the Net Cash Proceeds of any asset disposition (other than an asset disposition permitted by Section 6.19), unless the Required Lenders determine not to require such prepayment, the Company shall prepay the Obligations in an amount equal to all such Net Cash Proceeds. Any such prepayment shall be applied first, to pay the principal of the Non-Ratable Loans, Overadvances and Protective Advances, second, to pay the principal of the Revolving Loans and Reimbursement Obligations owing by the Company with a concomitant reduction in the Commitments, third, to pay the principal of the Revolving Loans and Reimbursement Obligations owing by the U.K. Borrower with a concomitant reduction in the Commitments, fourth, to pay the principal of the Swingline Loans with a concomitant reduction in the Commitments, and fifth, to cash collateralize outstanding Facility LCs.

                  (c) Exchange Rates. The Agent may (but is not required), and shall upon the written request of the Required Lenders, determine the Dollar Amount of the Aggregate Credit Exposure at any time to determine if a payment is required under Section 2.15(a).

                  (d) Insurance/Condemnation Proceeds. Any insurance or condemnation proceeds to be applied to the Obligations in accordance with Section 6.7(c) shall be applied as follows: first, to pay the principal of the Non-Ratable Loans, Overadvances and Protective Advances, second, to pay the principal of the Revolving Loans and Reimbursement Obligations owing by the Company, third, to pay the principal of the Revolving Loans and Reimbursement Obligations owing by the U.K. Borrower, fourth, to pay the principal of the Swingline Loans, and fifth, to cash collateralize outstanding Facility LCs. The Commitment shall not be permanently reduced by the amount of any such prepayments. If the precise amount of insurance or condemnation proceeds allocable to Inventory as compared to Equipment, Fixtures and real Property are not otherwise determined, the allocation and application of those proceeds shall be determined by the Agent, subject to the approval of Required Lenders.

                  (e) General. Without in any way limiting the foregoing, immediately upon receipt by any Loan Party of proceeds of any sale of any Collateral, the Company shall cause such Loan Party to deliver such proceeds to the Agent, or deposit such proceeds in a deposit account subject to a Deposit Account Control Agreement. All of such proceeds shall be applied as set forth above or otherwise as provided in Section
         2.18. Nothing in this Section 2.15 shall be construed to constitute Agent's or any Lender's consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents.

         2.16.    Termination of the Facility.

                  (a) Without limiting Section 2.3 or Section 8.1, (a) the Aggregate Commitments shall expire on the Termination Date and (b) the Aggregate Credit Exposure and all other unpaid Obligations shall be paid in full by the Borrower owing such amount on the Termination Date.

                  (b) The Company may terminate this Agreement upon at least 10 Business Days' prior written notice thereof to the Agent and the Lenders, upon (i) the payment in full of all outstanding Loans, together with accrued and unpaid interest thereon, (ii) the cancellation and return of all outstanding Facility LCs (or alternatively, with respect to each such Facility LC, the furnishing to the Agent of a cash deposit or Supporting Letter of Credit as required by Section 2.1.2(l)), (iii) the payment in full of the early termination fee set forth in the following sentence (the "Prepayment Fee"), (iv) the payment in full of all reimbursable expenses and other Obligations together with accrued and unpaid interest thereon, and (v) the payment in full of any amount due under Section 3.4. Subject to
         Section 2.24, if this Agreement is terminated at any time prior to the Termination Date, whether pursuant to this Section 2.16 or pursuant to
         Section 8.1, the Company shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:


               ===================================================== ====================================
                            Period during which early
                                termination occurs                             Prepayment Fee
               ===================================================== ====================================
               On or prior to the first anniversary of the Closing      1.0% of the Aggregate Commitment
               Date
               ===================================================== ====================================
               After the first anniversary of the Closing Date but      0.5% of the Aggregate Commitment
               on or prior to the second anniversary of the
               Closing Date
               ----------------------------------------------------- ------------------------------------
               After the second anniversary of the Closing Date                      None
               but on or prior to the third anniversary of the
               Closing Date
               ===================================================== ====================================

No such Prepayment Fee shall be payable in the event this Agreement is terminated in connection with refinancing of the Obligations in a transaction in which Bank One or one of its Affiliates that is a banking institution provides or arranges a replacement bank credit facility for the Company.

         2.17.    Method of Payment.

                  (a) All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Agent specified in writing by the

Agent to the Company, by noon (local time) on the date when due and shall be applied ratably by the Agent among the Lenders. Any payment received by the Agent after such time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender.

                  (b) At the election of the Agent, all payments of principal, interest, reimbursement obligations in connection with Facility LCs, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.6), and other sums payable under the Loan Documents, may be paid from the proceeds of Advances made hereunder whether made following a request by the Company pursuant to Section
2.1 or a deemed request as provided in this Section 2.17 or may be deducted from the Funding Account or any other deposit account of any Company maintained with the Agent. The Borrowers hereby irrevocably authorize (i) the Agent to make an Advance for the purpose of paying all amounts from time to time due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Non-Ratable Loans, Overadvances, Protective Advances and Swingline Loans) and that all such Advances shall be deemed to have been requested pursuant to Section 2.1 and (ii) the Agent to charge the Funding Account or any other deposit account of the Company maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder. The Agent agrees to give notice to the Company reasonably promptly after the making of any Advance described in the foregoing sentence.

         2.18.    Apportionment, Application, and Reversal of Payments.

                  (a) Except as otherwise required pursuant to Section 2.19, principal and interest payments shall be apportioned ratably among the Lenders as set forth in this Article II and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to the Agent and the LC Issuer and except as provided in Section 2.10(c). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans or not constituting payment of specific fees as specified by the Company, and all proceeds of any Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Agent from the any Borrower (other than in connection with Banking Services or Rate Management Obligations), second, to payment of any amounts owing with respect to Banking Services and any amounts owing to the Agent, any Lender or any of their Affiliates with respect to Exchange Rate Management Obligations, third, to pay any fees or expense reimbursements then due to the Lenders from any Borrower (other than in connection with Banking Services or Exchange Rate Management Obligations), fourth, to pay interest due in respect of the Loans, including Non-Ratable Loans, Overadvances, Protective Advances and Swingline Loans, fifth, to pay or prepay principal of the Non-Ratable Loans, Overadvances and Protective Advances, sixth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans, Overadvances and Protective Advances) and unpaid reimbursement obligations in respect of Facility LCs owing by the Company, seventh, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans, Overadvances and Protective Advances) and unpaid reimbursement obligations in respect of Facility LCs owing by the U.K. Borrower, eighth, to pay or prepay principal of the Swingline Loans, ninth, to pay an amount to the Agent equal to one hundred ten percent (110%) of the aggregate undrawn face amount of all outstanding Facility LCs and the aggregate amount of any unpaid reimbursement obligations in respect of Facility LCs, to be held as cash collateral for such Obligations, and tenth, to the payment of any other Secured Obligation due to the Agent or any Lender by the Company. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Company, or unless a

         Default is in existence, neither the Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (b) in the event, and only to the extent, that there are no outstanding Floating Rate Loans and, in any event, the Company shall pay the Eurodollar breakage losses in accordance with Section
         3.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such payments described in the foregoing sentence (which excludes payments relating to principal or interest of specific Loans or constituting payment of specific fees as specified by the Company) and proceeds of Collateral to any portion of the Obligations.

                  (b) Notwithstanding the foregoing, no payments of principal, interest, fees or other amounts delivered to the Agent for the account of any Defaulting Lender shall be delivered by the Agent to such Defaulting Lender. Instead, such payments shall, for so long as such Defaulting Lender shall be a Defaulting Lender, be held by the Agent, and the Agent is hereby authorized and directed by all parties hereto to hold such funds in escrow and apply such funds as follows: First, if applicable to any payments due from such Defaulting Lender to the Agent, and Second, to Loans required to be made by such Defaulting Lender on any borrowing date to the extent such Defaulting Lender fails to make such Loans. Notwithstanding the foregoing, upon the termination of all Commitments and the payment and performance of all of the Advances and other obligations owing hereunder (other than those owing to a Defaulting Lender), any funds then held in escrow by the Agent pursuant to the preceding sentence shall be distributed to each Defaulting Lender, pro rata in proportion to amounts that would be due to each Defaulting Lender but for the fact that it is a Defaulting Lender.

         2.19. Settlement. Each Lender's funded portion of the Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Loans. Notwithstanding such agreement, the Agent, Bank One, and the Lenders agree (which agreement shall not be for the benefit of or enforceable by the Loan Parties) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Loans, including the Non-Ratable Loans, Overadvances and the Protective Advances shall take place on a periodic basis in accordance with the following provisions:

                  (a) The Agent shall request settlement (a "Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at the Agent's election, (i) for itself, with respect to each Non-Ratable Loan, Overadvance and Protective Advance, and (ii) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone, or e-mail no later than 12:00 noon (Chicago time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Agent, in the case of the Non-Ratable Loans, Overadvances, Protective Advances and Swingline Loans) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to the Agent, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (Chicago time), on the Settlement Date applicable thereto. Settlements may occur during the existence of a Default or an Unmatured Default and whether or not the applicable conditions precedent set forth in Section 4.2 have then been satisfied. Such amounts transferred to the Agent shall be applied against the amounts of the applicable Loan and, together with Bank One's Pro Rata Share of such Non-Ratable Loan, Overadvance or Protective Advance, shall constitute Loans of such Lenders, respectively. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in Section 2.23.

                  (b) From and after the date, if any, on which any Lender is required to fund its participation in any Non-Ratable Loan, Overadvance or Protective Advance purchased pursuant to Section 2.2, the Agent shall promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Loan.

         2.20. Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Company shall be liable to pay to the Agent and the Lenders, and each Company hereby indemnifies the Agent and the Lenders and holds the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 2.20 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 2.20 shall survive the termination of this Agreement.

         2.21. Noteless Agreement; Evidence of Indebtedness.

                  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (b) The Agent shall also maintain accounts in which it will record (a) the amount of each Loan extended hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder, (c) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (d) the amount of any sum received by the Agent hereunder from the Borrowers and each Lender's share thereof.

                  (c) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Obligations in accordance with their terms.

                  (d) Any Lender may request that its Revolving Loans be evidenced by a promissory note in substantially the form of Exhibit C (a "Note"). In such event, the Borrowers shall prepare, execute and deliver to such Lender such Note payable to the order of such Lender. Thereafter, the Revolving Loans evidenced by such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Revolving Loans once again be evidenced as described in paragraphs
         (a) and (b) above.

         2.22. Lending Installations. Each Lender and the Agent may book its Loans and its participation in any LC Obligations and the LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by written notice to the Agent and the Borrowers in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

         2.23. Non-Receipt of Funds by the Agent. Unless a Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of a Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

         2.24. Market Disruption. Notwithstanding the satisfaction of all conditions referred to in Article II and Article IV with respect to any Advance in any Permitted Currency other than Dollars, if there shall occur on or prior to the date of such Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Agent make it impracticable for the Swingline Loan to be denominated in the Eligible Currency specified by the Borrower, then the Agent shall forthwith give notice thereof to the Borrower, and such Swingline Loan shall not be denominated in such Eligible Currency but shall, be made on such Credit Extension Date in Dollars, in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related notice for the borrowing or continuation of a Swingline Loan made by such Borrower, as the case may be, as Floating Rate Loans, unless such Borrower notifies the Agent at least one Business Day before such date that
(i) it elects not to borrow on such date or (ii) it elects to borrow on such date in a different Eligible Currency, as the case may be, in which the denomination of such Loans would in the opinion of the Agent be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related notice for the borrowing or continuation of a Swingline Loan made by such Borrower.

         2.25. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from a Borrower hereunder in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's main office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrowers in respect of any sum due to any Lender or the Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Agent, as the case may be, in the specified currency, the Borrowers agree, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 12.2, such Lender or the Agent, as the case may be, agrees to remit such excess to the Borrowers.



                                   ARTICLE III

                             YIELD PROTECTION; TAXES


         3.1. Yield Protection. If, on or after the Closing Date, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:


                  (a) subjects any Lender or any applicable Lending Installation or the LC Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender or the LC Issuer in respect of its Eurodollar Loans, Facility LCs or participations therein, or

                  (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

                  (c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding or maintaining its Loans, or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to the amount of Loans, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or the LC Issuer, as the case may be, of making or maintaining its Eurodollar Loans or Commitment or of issuing or participating in Facility LCs or to reduce the return received by such Lender or applicable Lending Installation or the LC Issuer, as the case may be, in connection with such

Eurodollar Loans, Commitment, Facility LCs or participations therein, then, within fifteen days of demand by such Lender or the LC Issuer, as the case may be, each Borrower, with respect to amounts attributable to such Borrower as determined by the Agent, shall pay such Lender or the LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the LC Issuer, as the case may be, for such increased cost or reduction in amount received.

         3.2. Changes in Capital Adequacy Regulations. If a Lender or the LC Issuer determines the amount of capital required or expected to be maintained by such Lender or the LC Issuer, any Lending Installation of such Lender or the LC Issuer, or any corporation controlling such Lender or the LC Issuer is increased as a result of a Change, then, within fifteen days of demand by such Lender or the LC Issuer, each Borrower, with respect to amounts attributable to such Borrower as determined by the Agent, shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or the LC Issuer determines is attributable to this Agreement, its Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender's or the LC Issuer's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as defined below) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or the LC Issuer or any Lending Installation or any corporation controlling any Lender or the LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the U.S. on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the U.S. implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3. Availability of Types of Advances. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, then the Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

         3.4. Funding Indemnification. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by a Borrower for any reason other than default by the Lenders, such Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance.

         3.5. Taxes.

                  (a) All payments by the Borrowers to or for the account of any Lender, the LC Issuer or the Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, the LC Issuer or the Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, the LC Issuer or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) such Borrower shall make such deductions, (c) such Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) such Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof within thirty days after such payment is made.

                  (b) In addition, the Borrowers hereby agree to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

                  (c) The Borrowers, jointly and severally, hereby agree to indemnify the Agent, the LC Issuer and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Agent, the LC Issuer or such Lender as a result of its Commitment, any Loans made by it hereunder, any Facility LC issued hereunder or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within thirty days of the date the Agent, the LC Issuer or such Lender makes demand therefor pursuant to Section 3.6.

                  (d) Each Lender that is not incorporated under the laws of the U.S. or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the date of this Agreement, (i) deliver to the Agent two duly completed copies of U.S. Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any U.S. federal income taxes, and (ii) deliver to the Agent a U.S. Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from U.S. backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Company and the Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Company or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Company and the Agent that it is not capable of receiving payments without any deduction or withholding of U.S. federal income tax.

                  (e) For any period during which a Non-U.S. Lender has failed to provide the Company with an appropriate form pursuant to clause
         (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the U.S.; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Company shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

                  (f) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Company (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                  (g) If the U.S. Internal Revenue Service or any other governmental authority of the U.S. or any other country or any political subdivision thereof asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent). The obligations of the Lenders under this Section 3.5(g) shall survive the payment of the Obligations and termination of this Agreement.

         3.6. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrowers to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrowers (with a copy to the Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrowers in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrowers of such written statement. The obligations of the Borrowers under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

         3.7. Replacement of Lender. If a Borrower is required pursuant to
Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section 3.3 (any Lender so affected an "Affected Lender"), the Company may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that, no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Company and the Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an Assignment Agreement and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the Borrowers shall pay to such Affected Lender in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender.

         3.8 Non-U.S. Reserve Costs or Fees. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive of any jurisdiction outside of the United States of America or any subdivision thereof (whether or not having the force of law), imposes or deems applicable any reserve requirement against or fee with respect to assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation, and the result of the foregoing is to increase the cost to such Lender or applicable Lending Installation of making or maintaining its Loans to any Foreign Borrowing Subsidiary or its Commitment to any Foreign Borrowing Subsidiary or to reduce the return received by such Lender or applicable Lending Installation in connection with such Loans to any Foreign Borrowing Subsidiary or Commitment to any Foreign Borrowing Subsidiary, then, within fifteen days of demand by such Lender, such Foreign Borrowing Subsidiary shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received, provided that such Foreign Borrowing Subsidiary shall not be required to compensate any Lender for such non-U.S. reserve costs or fees to the extent that an amount equal to such reserve costs or fees is received by such Lender as a result of the calculation of the interest rate applicable to such Loan.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT


         4.1. Effectiveness. This Agreement will not become effective unless the Loan Parties have satisfied each of the following conditions in a manner satisfactory to the Agent and the Lenders, except such conditions that the Agent has agreed in writing may be satisfied post closing, and with respect to any condition requiring delivery of any agreement, certificate, document, or instrument, the Loan Parties shall have furnished to the Agent sufficient copies of any such agreement, certificate, document, or instrument for distribution to the Lenders.

                  (a) This Agreement or counterparts hereof shall have been duly executed by each Loan Party, the Agent and the Lenders; and the Agent shall have received duly executed copies of the Loan Documents and such other documents, instruments, agreements and legal opinions as the Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, each in form and substance reasonably satisfactory to the Agent.

                  (b) Each Loan Party shall have delivered copies of its articles or certificate of incorporation or organization, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation or organization.

                  (c) Each Loan Party shall have delivered copies, certified by its Secretary or Assistant Secretary, of its by-laws or operating or management agreement and of its Board of

         Directors' resolutions or the resolutions of its members and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which such Loan Party is a party.

                  (d) Each Loan Party shall have delivered an incumbency certificate, executed by its Secretary or Assistant Secretary, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers such Loan Party authorized to sign the Loan Documents to which such Loan Party is a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Loan Party.

                  (e) The Company and the Loan Parties shall have delivered a certificate, signed by the chief financial officer of the Company and each other Loan Party, stating that on the initial Credit Extension Date (i) no Default or Unmatured Default has occurred and is continuing, (ii) the representations and warranties contained in
         Article V are true and correct in all material respects as of such Credit Extension Date, (ii) specifying the deposit account at Bank One which shall be used as the Funding Account and (iii) certifying any other factual matters as may be reasonably requested by the Agent or any Lender.

                  (f) The Loan Parties shall have delivered a written opinion of the Loan Parties' counsel, addressed to the Agent, the LC Issuer and the Lenders in substantially the form of Exhibit D and opinions of counsel to each Foreign Subsidiary Borrower in form and substance acceptable to the Agent as determined in its Permitted Discretion.

                  (g) The Company shall have delivered any Notes requested by a Lender pursuant to Section 2.21 payable to the order of each such requesting Lender.

                  (h) The Company shall have delivered money transfer authorizations as the Agent may have reasonably requested.

                  (i) Each Loan Party shall have delivered duly executed copies of this Agreement and the other Loan Documents to which it is a party.

                  (j) The Agent shall have received a pay-off and assignment letter reasonably satisfactory to the Agent from each Lender exiting the Existing Credit Agreement.

                  (k) The Agent shall have received all Lien and other searches that the Agent deems necessary and Liens creating a first priority security interest in the Collateral in favor of the Agent shall have been perfected.

                  (l) The Company shall have delivered a Borrowing Base Certificate which calculates the Borrowing Base as of the end of the Business Day immediately preceding the Closing Date.

                  (m) The Company shall have delivered to the Agent and the Lenders the unaudited financial statements of the Company and its Subsidiaries for the period ending on June 29, 2003.

                  (n) The Agent shall have completed its business due diligence and the Loan Parties' corporate structure, capital structure, material accounts and governing documents shall be acceptable to the Agent. In addition, the terms and conditions of all Indebtedness of each Loan Party shall be acceptable to Agent.

                  (o) All legal (including tax implications) and regulatory matters, including, but not limited to compliance with applicable requirements of Regulations U, T and X of the Board of Governors of the Federal Reserve System, shall be reasonably satisfactory to the Agent and the Lenders.

                  (p) The Company shall have delivered evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Agent and otherwise in compliance with the terms of Section 6.7.

                  (q) The Company shall have delivered each Deposit Account Control Agreement required to be provided pursuant to Section 6.14.

                  (r) The Agent shall have determined that (i) since December 29, 2002, there is an absence of any material adverse change or disruption in primary or secondary loan syndication markets, financial markets or in capital markets generally that would likely impair syndication of the Credit Extensions hereunder and (ii) the Loan Parties shall have fully cooperated with the Agent's syndication efforts including, without limitation, by providing the Agent with information regarding the Loan Parties' operations and prospects and such other information as the Agent in its Permitted Discretion deems necessary to successfully syndicate the Credit Extensions hereunder.

                  (s) After giving effect to all Credit Extensions to be made on the Closing Date and payment of all fees and expenses due hereunder, and with all of the Loan Parties' indebtedness, liabilities, and obligations current, the Global Borrowing Base Availability shall not be less than $35,000,000.

                  (t) The Company shall have paid all of the fees and expenses owing to the Agent, the Arranger, the LC Issuer and the Lenders pursuant to Section 2.10, and Section 9.6(a).

                  (u) The Company shall have received proceeds of the Second Secured Notes in an amount equal to at least $72,513,720, upon terms and conditions satisfactory to the Agent and the Lenders.

                  (v) The Company shall have received proceeds of the Third Secured Term Loan in an amount equal to at least $24,250,000.

                  (w) All final Second Secured Debt Documents, Third Secured Term Loan Documents and Fourth Secured Term Loan Documents shall be delivered to the Agent and shall be satisfactory to the Agent.

                  (x) The Loan Parties shall have delivered such other documents as the Agent, the LC Issuer, any Lender or their respective counsel may have reasonably requested.

         4.2. Each Credit Extension. Except as otherwise expressly provided herein, the Lenders shall not be required to make any Credit Extension if on the applicable Credit Extension Date:

                  (a) There exists any Default or Unmatured Default or any Default or Unmatured Default shall result from any such Credit Extension and the Agent or the Required Lenders shall have determined not to make any Credit Extension as a result of such Default or Unmatured Default.

                  (b) Any representation or warranty contained in Article V is untrue or incorrect in any material respect as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, and the Agent or the Required Lenders shall have determined not to make any Credit Extension as a result of the fact that such representation or warranty is untrue or incorrect.

                  (c) After giving effect to any Credit Extension, there is no Availability.

                  (d) Any legal matter incident to the making of such Credit Extension shall not be reasonably satisfactory to the Agent, the Lenders and their respective counsel.

         Each Borrowing Notice or request for issuance of Facility LC with respect to each such Credit Extension shall constitute a representation and warranty by the Company that the conditions contained in Sections 4.2(i) and
(ii) have been satisfied.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Each Loan Party represents and warrants to the Lenders as follows:

         5.1. Existence and Standing. Each Loan Party is a corporation, partnership (in the case of Subsidiaries only) or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite corporate, partnership or limited liability company authority, as applicable, to conduct its business in each jurisdiction in which its business is conducted.

         5.2. Authorization and Validity. Each Loan Party has the corporate, partnership or limited liability company power, as applicable, and corporate, partnership or limited liability company authority, as applicable, and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Loan Party of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate, partnership or limited liability company proceedings, as applicable, and the Loan Documents to which such Loan Party is a party constitute legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, or similar laws affecting the enforcement of creditors' rights generally and general principles of equity, (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefore may be brought.

         5.3. No Conflict; Government Consent. Neither the execution and delivery by any Loan Party of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Loan Party or (ii) any Loan Party's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which any Loan Party is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Loan Party pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by a Loan Party, is required to be obtained by any Loan Party in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Loan Parties of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents, except for such orders, consents, adjudications, etc., which, if not obtained, would not reasonably be expected to have a Material Adverse Effect.

         5.4. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Liens, to the extent any such Permitted Liens would have priority over the Liens in favor of the Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Agent has not obtained or does not maintain possession of such Collateral.

         5.5 Financial Statements.

                  (a) The audited consolidated financial statements of the Company and its Subsidiaries for the period ending on December 29, 2002 heretofore delivered to the Lenders were prepared in accordance with GAAP (as in effect on the date such statements were prepared) and fairly present in all material respects the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended. The unaudited consolidated financial statements of the Company and its Subsidiaries for the Fiscal Month ended June 29, 2003 heretofore delivered by the Company to the Lenders were prepared in accordance with GAAP (as in effect on the date such statements were prepared except for the presentation of footnotes and for applicable normal year-end audit adjustments) and fairly present in all material respects the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

                  (b) The most recent Projections when delivered to the Agent and the Lenders, including Projections delivered pursuant to Section 6.1(d), represent the Company's good faith estimate of the future financial performance of the Company for the period set forth therein and are based on reasonable assumptions, and to the Company's knowledge, the best information available immediately preceding the delivery of such Projections.

         5.6. Material Adverse Change. Since December 29, 2002, except as set forth in the Offering Circular, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Loan Parties which could reasonably be expected to have a Material Adverse Effect.

         5.7. Taxes. The Loan Parties have filed all U.S. federal tax returns and all other material tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by any Loan Party, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP and as to which no Lien exists. No federal tax liens have been filed and no claims are being asserted with respect to any federal taxes and, as of the Closing Date, no other tax liens have been filed and no claims are being asserted with respect to any such other taxes. The charges, accruals and reserves on the books of the Loan Parties in respect of any taxes or other governmental charges are adequate.

         5.8. Litigation and Contingent Obligations. Except as set forth on
Schedule 5.8, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting any Loan Party which if adversely decided, could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than any liability incident to any litigation, arbitration or proceeding which (i) if adversely decided, could not reasonably be expected to have a Material Adverse Effect or (ii) is set forth on Schedule 5.8, no Loan Party has any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.5.

         5.9. Capitalization and Subsidiaries. Schedule 5.9 sets forth (a) a correct and complete list of the name and ownership of each and all of the Company's Subsidiaries as of the Closing Date, (b) the location of the chief executive office of the Company and each of its Subsidiaries and each other location where any of them have maintained their chief executive office in the past five years, (c) a true and complete listing of each class of each of the Company's authorized Capital Stock, of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 5.9, and (d) the type of entity of the Company and each of its Subsidiaries. With respect to each Loan Party, Schedule 5.9 also sets forth as of the Closing Date, the employer or taxpayer identification number of each Loan Party and the organizational identification number issued by each Loan Party's jurisdiction of organization or a statement that no such number has been issued. All of the issued and outstanding Capital Stock owned by any Loan Party has been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and is fully paid and non-assessable.

         5.10. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $5,000,000. Neither the Company nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $5,000,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan which could cause a Material Adverse Effect, neither the Company nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan which could reasonably be expected to have a Material Adverse Effect.

         5.11. Accuracy of Information. The information, exhibits and reports, including without limitation the Offering Circular, furnished by any Loan Party to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents do not, taken as a whole, contain any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading. Notwithstanding the foregoing, no representation is made as to any assumptions, estimates, projections or opinions that are, to the Company's knowledge, based on the best information available to the Company as of the date of the relevant disclosure and are reasonable in light of such information.

         5.12. Names; Prior Transactions. As of the Closing Date, except as set forth on Schedule 5.12, the Loan Parties have not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any Acquisition.

         5.13. Regulation T, U and X. No Loan Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any Margin Stock. No Loan Party owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any

Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Loan Party will take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

         5.14. Material Agreements. No Loan Party is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

         5.15. Compliance With Laws. The Loan Parties have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

         5.16. Ownership of Properties. Except as set forth on Schedule 5.16, on the date of this Agreement, the Loan Parties will have good title, free of all Liens other than those permitted by Section 6.22, to all of the material Property and assets reflected in the Loan Parties' most recent consolidated financial statements provided to the Agent as owned by the Loan Parties.

         5.17. Plan Assets; Prohibited Transactions. The Company is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

         5.18. Environmental Matters. All representations and warranties made by the Loan Parties in the Environmental Certificate delivered pursuant to this Agreement are true and correct in all material respects.

         5.19. Investment Company Act. No Loan Party is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.20. Public Utility Holding Company Act. No Loan Party is a "holding company" or a "subsidiary company" of a "holding company", or an "Affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.21. Bank Accounts. As of the Closing Date, Schedule 5.21 contains a complete and accurate list of all bank accounts maintained by each Loan Party with any bank or other financial institution.

         5.22. Indebtedness. As of the Closing Date and after giving effect to the Credit Extensions to be made on the Closing Date (if any), the Loan Parties have no Indebtedness, except for (a) the Obligations, and (b) any Indebtedness described on Schedule 5.22.

         5.23. Affiliate Transactions. Except as set forth on Schedule 5.23, as of the Closing Date, there are no existing or proposed agreements, arrangements, understandings, or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, other interest holders, employees, or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Loan Party or any Person with which any Loan Party has a business relationship or which competes with any Loan Party.

         5.24.  Solvency.

                  (a) Immediately after the consummation of the transactions to occur on the date hereof and immediately following the making of each Credit Extension, if any, made on the date hereof and after giving effect to the application of the proceeds of such Credit Extensions, (a) the fair value of the assets of the Company and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Company and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of the Company and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Company and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each the Company and its Subsidiaries on a consolidated basis will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Company and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

                  (b) The Company does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

         5.25. Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from
(i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Company hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

         5.26. Reportable Transaction. The Company does not intend to treat the Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Company determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof.

         5.27 Borrowing Base. All trade accounts receivable and unbilled receivables of the Company, the U.K. Borrower and Guarantors represented or reported by the Company to be, or are otherwise included in, Eligible Accounts Receivable or Eligible Unbilled Receivables, as the case may be, comply in all respects with the requirements therefor set forth in the definitions thereof, and the computations of the Borrowing Base set forth in each Borrowing Base Certificate are true and correct as of the date of such Borrowing Base Certificate.

         5.28 No Default. Neither the Company nor any Subsidiary is in default or has received any written notice of default under or with respect to any of its Contractual Obligations in any respect which is reasonably likely to result in a Material Adverse Effect. No Unmatured Default or Default has occurred and is continuing.

         5.29 Intellectual Property. The Company and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, service marks, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property") except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company or any of its Subsidiaries know of any valid basis for any such claim, the use of such Intellectual Property by the Company and each of its Subsidiaries does not infringe on the rights of any Person, and, to the knowledge of the Company, no Intellectual Property has been infringed, misappropriated or diluted by any other Person except for such claims, infringements, misappropriation and dilutions that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         5.30 Labor Matters. There are no strikes or other labor disputes against the Company or any Subsidiary pending or, to the knowledge of the Company, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act, if applicable, or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from the Company and each of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Company and its Subsidiaries.

         5.31 Subordinated Debt Documents. All representations and warranties of the Company contained in any Subordinated Debt Document are true and correct in all material respects as of the date such representations and warranties were made. As of the Closing Date, the outstanding principal balance of the Subordinated Notes is $130,000,000, and all agreements, instruments and documents executed or delivered pursuant to the original issuance of the Subordinated Notes are described on Schedule 5.31 hereto. All Secured Obligations are "Senior Indebtedness" and "Designated Senior Indebtedness" as defined in the Subordinated Indenture and are and will be incurred in compliance with the Subordinated Indenture. This Agreement and the other Loan Documents are the "Senior Credit Facility" as defined in the Subordinated Indenture. Other than the Secured Obligations, the Second Secured Debt, the Third Secured Term Loan Debt and the Fourth Secured Term Loan Debt there is no other "Designated Senior Indebtedness" thereunder. All Secured Obligations, up to the full amount of the Aggregate Commitments, are incurred pursuant to Section 4.3(b)(i) of the Subordinated Note Indenture and do not need to meet the requirements of Section 4.3(a). There is no event of default or event or condition which would become an event of default with notice or lapse of time or both, under the Subordinated Debt Documents and each of the Subordinated Debt Documents is in full force and effect. Other than pursuant to the Subordinated Debt Documents, there is no obligation pursuant to any Subordinated Debt Document or other document or agreement evidencing or relating to any Subordinated Debt outstanding or to be outstanding on the Closing Date which obligates the Company or any of its Subsidiaries to pay any principal or interest or redeem any of its Capital Stock or incur any other monetary obligation, and the

Subordinated Notes and any other promissory note or other instrument evidencing any Subordinated Debt issued at any time pursuant to the Subordinated Debt Documents are and will be "Securities" as defined in the Subordinated Indenture.

         5.32 Fourth Secured Term Loan Debt Documents. As of the Closing Date, the outstanding principal balance of the Fourth Secured Term Loan Debt equals $17,084,162.13, the Fourth Secured Term Loan Debt consists of $14,692,379.43 in principal owing by the Company and $2,391,782.70 owing by the U.K. Borrower, and all agreements, instruments and documents executed or delivered pursuant to or in connection with the Fourth Secured Term Loan Debt are described on Schedule
5.32 hereto. All Fourth Secured Term Loan Debt is incurred in full compliance with the Subordinated Debt Documents and the Fourth Secured Term Loan Debt Documents and does not cause any default thereunder. All Liens securing the Fourth Secured Term Loan Debt are subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement. No Liens securing the Fourth Secured Term Loan Debt exist on any Property of the Company or any its Subsidiaries on which the Agent does not have an enforceable, perfected Lien under the Collateral Documents securing the Secured Obligations. No event of default or event or condition which would become an event of default with notice or lapse of time or both, exists under the Fourth Secured Term Loan Debt Documents and each of the Fourth Secured Term Loan Debt Documents is in full force and effect. Other than the obligation to pay principal and interest at final maturity (whether at stated maturity or upon acceleration) and to accrue (but not pay) interest prior to final maturity under the Fourth Secured Term Loan Debt Documents, there is no obligation pursuant to any Fourth Secured Term Loan Debt Document which obligates the Company or any of its Subsidiaries to pay any principal or interest, redeem any of its Capital Stock, pay any fees or other consideration of any kind or incur any other payment obligation or liability, other than customary expenses in connection with closing and documenting the Fourth Secured Term Loan Debt, enforcement of the Fourth Secured Term Loan Debt Documents and customary indemnities in loan documents. All representations and warranties of the Company and its Subsidiaries contained in any Fourth Secured Term Loan Debt Document are true and correct in all material respects as of the date such representations and warranties were made.

         5.33 Third Secured Term Loan Debt Documents. As of the Closing Date, the outstanding principal balance of the Third Secured Term Loan Debt equals $25,000,000, the Third Secured Term Loan Debt consists of $21,500,000 in principal owing by the Company and $3,500,000 owing by the U.K. Borrower, the non-default interest rate applicable to the Third Secured Term Loan Debt will not exceed 11.5% per annum and all agreements, instruments and documents executed or delivered pursuant to or in connection with the Third Secured Term Loan Debt are described on Schedule 5.33 hereto. All Third Secured Term Loan Debt is incurred in full compliance with the Subordinated Debt Documents and the Third Secured Term Loan Debt Documents and does not cause any default thereunder. All Liens securing the Third Secured Term Loan Debt are subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement. No Liens securing the Third Secured Term Loan Debt exist on any Property of the Company or any its Subsidiaries on which the Agent does not have an enforceable, perfected Lien under the Collateral Documents securing the Secured Obligations. No event of default or event or condition which would become an event of default with notice or lapse of time or both, exists under the Third Secured Term Loan Debt Documents and each of the Third Secured Term Loan Debt Documents is in full force and effect. Other than the obligation to pay principal at final maturity (whether at stated maturity or upon acceleration), to pay interest semi-annually prior to final maturity under the Third Secured Term Loan Debt Documents, issue stock purchase warrants for the purchase of its common Capital Stock and to pay a placement fee of $750,000, there is no obligation pursuant to any Third Secured Term Loan Debt Document which obligates the Company or any of its Subsidiaries to pay any principal or interest, redeem any of its Capital Stock, pay any fees or other consideration of any kind or incur any other payment obligation or liability, other than customary expenses in connection with closing and documenting the Third Secured Term Loan Debt, enforcement of the Third Secured Term Loan Debt Documents and customary indemnities in loan documents. All representations and warranties of the Company and its Subsidiaries contained in any Third Secured Term Loan Debt Document are true and correct in all material respects as of the date such representations and warranties were made.

         5.34 Second Secured Debt Documents. All representations and warranties of the Company contained in any Second Secured Debt Document are true and correct in all material respects as of the date such representations and warranties were made. As of the Closing Date, the outstanding principal balance of the Second Secured Notes is $75,500,000, the Second Secured Notes consist of $64,930,000 in principal owing by the Company and $10,570,000 owing by the U.K. Borrower, and all agreements, instruments and documents executed or delivered pursuant to the original issuance of the Second Secured Notes are described on
Schedule 5.34 hereto. 75,500 units of Second Secured Debt have been issued at a price of $991.44 per unit. All Secured Obligations are and will be incurred in compliance with the Second Secured Indenture. This Agreement and the other Loan Documents are the "Senior Credit Facility" as defined in the Second Secured Indenture. All Secured Obligations, up to the full amount of the Aggregate Commitments, are incurred pursuant to Section 4.3(b)(1) and (9) of the Second Secured Note Indenture and do not need to meet the requirements of Section 4.3(a). All Liens securing the Second Secured Debt are subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement. No Liens securing the Second Secured Debt exist on any Property of the Company or any its Subsidiaries on which the Agent does not have an enforceable, perfected Lien under the Collateral Documents securing the Secured Obligations. There is no event of default or event or condition which would become an event of default with notice or lapse of time or both, under the Second Secured Debt Documents and each of the Second Secured Debt Documents is in full force and effect. Other than pursuant to the Second Secured Debt Documents, there is no obligation pursuant to any Second Secured Debt Document or other document or agreement evidencing or relating to any Second Secured Debt outstanding or to be outstanding on the Closing Date which obligates the Company or any of its Subsidiaries to pay any principal or interest or redeem any of its Capital Stock or incur any other monetary obligation.


                                   ARTICLE VI

                                    COVENANTS

         Each Loan Party executing this Agreement jointly and severally agrees as to all Loan Parties that from and after the date hereof and until the Termination Date:

         6.1. Financial and Collateral Reporting. Each Loan Party will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and will furnish to the Lenders:

                  (a) within ninety five days after the close of each Fiscal Year of the Company and its Subsidiaries, an unqualified audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with GAAP on a consolidated basis, including balance sheets as of the end of such Fiscal Year, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by (i) any management letter prepared by said accountants, (ii) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof, and (iii) a letter from said




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

         accountants addressed to the Lenders acknowledging that the Lenders are extending credit in primary reliance on such financial statements and authorizing such reliance;

                  (b) within fifty days after the close of the first three Fiscal Quarters of each Fiscal Year of the Company and its Subsidiaries, consolidated unaudited balance sheets of the Company and its Subsidiaries and of its Unrestricted Subsidiaries as at the close of each such Fiscal Quarter and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows of the Company and its Subsidiaries and of its Unrestricted Subsidiaries for the period from the beginning of the applicable Fiscal Year to the end of such Fiscal Quarter, all certified by its chief financial officer and prepared in accordance with GAAP (except for exclusion of footnotes and subject to normal year-end audit adjustments);

                  (c) within twenty-five days after the close of each Fiscal Month, other than any Fiscal Month which is also the end of one of the first three Fiscal Quarters, of the Company and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such Fiscal Month and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of the applicable Fiscal Year to the end of such Fiscal Month, all prepared in accordance with GAAP (except for exclusion of footnotes and subject to normal year-end audit adjustments) and certified by its chief financial officer;

                  (d) Prior to the beginning of each Fiscal Year of the Company, but not more than ninety days prior thereto, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) and budget of the Company for such Fiscal Year (the "Projections") in form reasonably satisfactory to the Agent;

                  (e) together with each of the financial statements required under Sections 6.1(a) and (b), a compliance certificate in substantially the form of Exhibit E (a "Compliance Certificate") signed by the chief financial officer of the Company showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof;

                  (f) as soon as available but in any event within twenty five days of the end of each calendar month, and at such other times as may be requested by the Agent, as of the period then ended, a Borrowing Base Certificate and supporting information in connection therewith;

                  (g) as soon as available but in any event within 25 days of the end of each Fiscal Month and at such other times as may be requested by the Agent, as of the period then ended:

                           (i) a detailed aged trial balance of the Company's
                  Accounts (1) specifying the name, address (if requested), and balance due for each Account Debtor and (2) reconciled to the Borrowing Base Certificate delivered as of such date prepared in a manner reasonably acceptable to the Agent;

                           (ii) a worksheet of calculations prepared by the
                  Company to determine Eligible Accounts and Eligible Unbilled Accounts, such worksheets detailing the Accounts excluded from Eligible Accounts and Eligible Unbilled Accounts and the reason for such exclusion;



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

                           (iii) a reconciliation of the Company's Accounts
                  between the amounts shown in the Company's books and financial statements and the reports delivered pursuant to clauses (i) and (ii) above; and

                           (iv) a schedule and aging of the Company's accounts
                  payable;


                  (h) promptly upon the Agent's request:

                           (i) copies of invoices in connection with the
                  invoices issued by the Company in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto; and

                           (ii) a schedule detailing the balance of all
                  intercompany accounts of the Loan Parties;

                  (i) as soon as available but in any event on the third Business Day after the end of each week for the most recently ended week, a summary report indicating collections for such week in a form provided by the Agent at least one week prior to the date such report is required;

                  (j) after a Borrowing Base Availability Deficiency Event, as soon as available but in any event on the third Business Day after the end of each week for the most recently ended week, an update on the amount of all Eligible Accounts and Eligible Unbilled Accounts and such other information with respect thereto as required by the Agent;

                  (k) on the first Business Day of the month of March, a certificate of good standing for the Company and each Domestic Subsidiary from the appropriate governmental officer in its jurisdiction of incorporation, formation, or organization;

                  (l) as soon as possible and in any event within five days after the Company knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Company, describing said Reportable Event and the action which the Company proposes to take with respect thereto;

                  (m) as soon as possible and in any event within ten days after receipt by any Loan Party, a copy of (i) any notice or claim to the effect that any Loan Party is or may be liable to any Person as a result of the release by any Loan Party, or any other Person of any toxic or hazardous waste or substance into the environment, and (ii) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the any Loan Party which could have a Material Adverse Effect;

                  (n) concurrently with the furnishing thereof to the shareholders of the Company, copies of all financial statements, reports and proxy statements so furnished;

                  (o) promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which any Loan Party files with the Securities and Exchange Commission;

                  (p) within ninety five days after the close of each Fiscal Year of the Company and its Subsidiaries and within fifty days after the close of the first three Fiscal Quarters of each Fiscal Year of the Company and its Subsidiaries, consolidating financial statements of the Company and its Subsidiaries and of its Unrestricted Subsidiaries consistent with the consolidating financial statements that have been included in the Company's 10-Q and 10-K reports filed with the Securities and Exchange Commission together with such additional detail in connection therewith requested by the Agent, all certified by its chief financial officer and prepared in accordance with

         GAAP (except for exclusion of footnotes and subject to normal year-end audit adjustment in the case of such quarterly reports);

                  (q) simultaneously with their delivery under the Second Secured Debt Documents, the Third Secured Term Loan Debt Documents or the Fourth Secured Term Loan Debt Documents, any notice or other documentation delivered to the holders of the debt under those agreements pursuant to the Second Secured Debt Documents, the Third Secured Term Loan Debt Documents or the Fourth Secured Term Loan Debt Documents; and

                  (r) such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request, including without limitation any tax returns, any statements of the Unfunded Liabilities of each Single Employer Plan certified by an actuary enrolled under ERISA and any annual report or other filing with respect to any Plan filed with the PBGC, the U.S. Internal Revenue Service or any other governmental entity.

         Documents required to be delivered pursuant to Section 6.1(a), (b) or
(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, and provides a link thereto on the Company's website on the Internet address www.msxi.com or (ii) on which such documents are posted on the Company's behalf on Intralinks/IntraAgency or another relevant website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that, (1) the Company shall deliver copies of such documents to the Agent or any Lender that reasonably requests that the Company deliver paper copies of such documents until a written request to cease delivering paper copies is given by the Agent or such Lender and (2) the Company shall notify (which may be by facsimile or electronic mail) the Agent and each Lender of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e. soft copies) of such documents. Notwithstanding the foregoing, in every instance, the Company shall be required to provide paper copies of the Compliance Certificates required by
Section 6.1(e) to the Agent and each of the Lenders. Except for such Compliance Certificates, the Agent shall have no obligations to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

         6.2. Use of Proceeds.

                  (a) The Borrowers will use the proceeds of the Credit Extensions for general corporate purposes (not otherwise prohibited by this Agreement).

                  (b) The Borrowers will not, nor will it permit any Loan Party to, use any of the proceeds of the Credit Extensions to (i) purchase or carry any Margin Stock in violation of Regulation T, U, or X, (ii) repay or refinance any Indebtedness of any Person incurred to buy or carry any Margin Stock, (iii) acquire any security in any transaction that is subject to Section 13 or Section 14 of the Securities Exchange Act of 1934 (and the regulations promulgated thereunder), or (iv) make any Acquisition.

         6.3. Notices. Each Loan Party will give prompt notice in writing to the Agent and the Lenders of:

                  (a) the occurrence of any Default or Unmatured Default;

                  (b) any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect;

                  (c) the assertion by the holder of any Capital Stock of any Loan Party or the holder of any Indebtedness of any Loan Party in excess of $5,000,000 that any default exists with respect thereto or that any Loan Party is not in compliance therewith;

                  (d) receipt of any written notice that any Loan Party is subject to any investigation by any governmental entity with respect to any potential or alleged violation of any applicable Environmental Law which could reasonably be expected to have a Material Adverse Effect or of the imposition of any Lien against any Property of any Loan Party that is not a Permitted Lien;

                  (e) receipt of any notice of litigation commenced or threatened against any the Company or any of its Subsidiaries that (i) seeks damages which could reasonably be expected to exceed $1,000,000 if such litigation were adversely decided against the a Loan Party,
         (ii) seeks injunctive relief which could reasonably be expected to have a Material Adverse Effect, (iii) is asserted or instituted against any ERISA Plan, its fiduciaries or its assets, (iv) alleges criminal misconduct by any Loan Party, or (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Laws which could reasonably be expected to have a Material Adverse Effect;

                  (f) any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral;

                  (g) its decision to change, (i) such Loan Party's name or type of entity, (ii) such Loan Party's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, and (iii) the location where any Collateral is held or maintained; provided that, in no event shall the Agent receive notice of such change less than thirty days prior thereto;

                  (h) commencement of any proceedings contesting any tax, fee, assessment, or other governmental charge in excess of $1,000,000;

                  (i) the opening of any new deposit account by any Loan Party with any bank or other financial institution other than the Agent;

                  (j) any loss, damage, or destruction to the Collateral in the amount of $1,000,000 or more, whether or not covered by insurance,

                  (k) any and all default notices received under or with respect to any leased location or public warehouse where any record of any material portion of Collateral is located (which shall be delivered within two Business Days after receipt thereof),

                  (l) the fact that such Loan Party has entered into a Rate Management Transaction or an amendment to a Rate Management Transaction, together with copies of all agreements evidencing such Rate Management Transactions or amendments thereto (which shall be delivered within two Business Days);

                  (m) immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect; and

                  (n) any other matter as Agent may reasonably request.

         6.4. Conduct of Business. Each Loan Party will, and will cause each of its Subsidiaries to:

                  (a) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted;

                  (b) do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be except as permitted in this Agreement, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except as permitted in this Agreement;

                  (c) keep adequate books and records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements delivered to the Agent pursuant to Section 4.1(m)

                  (d) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and

                  (e) transact business only in such corporate and trade names as are set forth in Schedule 5.12 or as otherwise set forth in a written notice to the Agent in compliance with the terms of this Agreement.

         6.5. Taxes. Each Loan Party will, and will cause each of its Subsidiaries to timely file complete and correct U.S. federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits, Property or Collateral, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP.

         6.6. Payment of Indebtedness and Other Liabilities. Each Loan Party will, and will cause each of its Subsidiaries to, pay or discharge when due all Indebtedness permitted by Section 6.17 owed by such Loan Party and all other liabilities and obligations due to materialmen, mechanics, carriers, warehousemen, and landlords, except that the Loan Parties and their Subsidiaries may in good faith contest, by appropriate proceedings diligently pursued, any such obligations; provided that, (a) adequate reserves have been set aside for such liabilities in accordance with GAAP, (b) the failure to make payment pending such contest could not reasonably be expected to have a Material Adverse Effect, (c) the amount of such contested obligation, if required to be paid, could not reasonably be expected to have a Material Adverse Effect, (d) no Lien shall be imposed on any Accounts of any Loan Party or Capital Stock of any Subsidiary to secure payment of such liabilities that is superior to the Agent's Liens securing the Secured Obligations on any Accounts of any Loan Party or Capital Stock of any Subsidiary, (e) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation, (f) none of the Collateral becomes subject to forfeiture or loss as a result of the contest and (g) such Loan Party or Subsidiary shall promptly pay or discharge such contested liabilities, if any, and shall deliver to the Agent evidence reasonably acceptable to the Agent of such compliance,



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payment or discharge, if such contest is terminated or discontinued adversely to such Loan Party or Subsidiary or the conditions set forth in this proviso are no longer met.

         6.7. Insurance.

                  (a) Each Loan Party will, and will cause each of its Subsidiaries, at all times maintain, with financially sound and reputable carriers having a Financial Strength rating of at least A+ by A.M. Best Company, insurance against: (i) loss or damage by fire and loss in transit; (ii) theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; (iii) business interruption; (iv) general liability and (v) and such other hazards, as is customary in the business of such Loan Party. All such insurance shall be in amounts and under policies as is customary in the business of such Loan Party and shall be acceptable to the Agent in its Permitted Discretion. In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a "Special Flood Hazard Area", the applicable Loan Party shall purchase and maintain flood insurance on such Collateral (including any personal Property which is located on any real Property leased by such Loan Party within a "Special Flood Hazard Area"). The amount of all insurance required by this Section shall at a minimum comply with applicable law, including the Flood Disaster Protection Act of 1973, as amended. All premiums on such insurance shall be paid when due by the applicable Loan Party, and copies of the policies delivered to the Agent upon the request of the Agent. If any Loan Party fails to obtain any insurance as required by this Section, the Agent at the direction of the Required Lenders following notice to such Loan Party, may obtain such insurance at the Company' expense. By doing so, the Agent shall not be deemed to have waived any Default or Unmatured Default arising from any Loan Party's failure to maintain such insurance or pay any premiums therefor. No Loan Party will use or permit any Property to be used in violation of applicable law or in any manner which might render inapplicable any insurance coverage.

                  (b) All insurance policies required under Section 6.7(a) shall name the Agent (for the benefit of the Agent and the Lenders) as an additional insured or as a lender loss payee, as applicable, and shall provide that, or contain a lender loss payable clauses or mortgagee clauses, in form and substance satisfactory to the Agent, which provide that:

                           (i) all proceeds thereunder with respect to any
                  Collateral shall be payable to the Agent;

                           (ii) no such insurance shall be affected by any act
                  or neglect of the insured or owner of the Property described in such policy; and

                           (iii) such policy and loss payable clauses may be
                  canceled, amended, or terminated only upon at least thirty days prior written notice given to the Agent.

                  (c) Notwithstanding the foregoing, any insurance or condemnation proceeds received by the Loan Parties shall be immediately forwarded to the Agent and the Agent may, at its option, apply any such proceeds to the reduction of the Obligations in accordance with Section 2.15, provided that in the case of insurance proceeds pertaining to any Loan Party other than the Company, such insurance proceeds shall be applied to the Loans owing by the Company. The Agent may permit or require any Loan Party to use such money, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction. Notwithstanding the foregoing, if the casualty giving rise to such insurance proceeds could not reasonably be expected to have a Material Adverse Effect and such insurance proceeds


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

         do not exceed $1,000,000 in the aggregate, upon the applicable Loan Party's request, the Agent shall permit such Loan Party to replace, restore, repair or rebuild the property; provided that, if such Loan Party has not completed or entered into binding agreements to complete such replacement, restoration, repair or rebuilding within 90 days of such casualty, the Agent may apply such insurance proceeds to the Obligations in accordance with Section 2.15. All insurance proceeds that are to be made available to the Company to replace, repair, restore or rebuild the Collateral shall be applied by the Agent to reduce the outstanding principal balance of the Revolving Loans (which application shall not result in a permanent reduction of the Commitment) and upon such application, the Agent shall establish a Reserve against the Borrowing Base in an amount equal to the amount of such proceeds so applied, provided such Reserve shall be removed if the related replacement, restoration, repair or rebuilding is completed or, with the consent of the Agent, the Company determines not to be complete the related replacement, restoration, repair or rebuilding. All insurance proceeds made available to any Loan Party that is not a Company to replace, repair, restore or rebuild Collateral shall be deposited in a cash collateral account. Thereafter, such funds shall be made available to the applicable Loan Party to provide funds to replace, repair, restore or rebuild the Collateral as follows:

                           (i) Company shall request a Revolving Loan or Company
                  shall request a release from the cash collateral account be made to the applicable Loan Party in the amount requested to be released;

                           (ii) so long as the conditions set forth in Section
                  4.2 have been met, the Lenders shall make such Revolving Loan or Agent shall release funds from the cash collateral account; and

                           (iii) in the case of insurance proceeds applied
                  against the Revolving Loan, the Reserve established with respect to such insurance proceeds shall be reduced by the amount of such Revolving Loan.

         6.8. Compliance with Laws. Each Loan Party, and will cause each of its Subsidiaries to comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, except where the failure to comply would not result in a Material Adverse Effect.

         6.9. Maintenance of Properties and Intellectual Property Rights. Each Loan Party, and will cause each of its Subsidiaries to do all things necessary to (i) maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times and (ii) obtain and maintain in effect at all times all material franchises, governmental authorizations, Intellectual Property Rights, licenses and permits, which are necessary for it to own its Property or conduct its business as conducted on the Closing Date.

         6.10. Inspection. Each Loan Party, and will cause each of its Subsidiaries to permit the Agent and the Lenders, by their respective employees, representatives and agents, from time to time upon two Business Days' prior notice as frequently as Agent reasonably determines to be appropriate, to (a) inspect any of the Property, the Collateral, and the books and financial records of such Loan Party, (b) examine, audit and make extracts or copies of the books of accounts and other financial records of such Loan Party, (c) have access to its properties, facilities, the Collateral and its advisors, officers, directors and employees to discuss the affairs, finances and accounts of such Loan Party and (d) review, evaluate and make test verifications and counts of the Accounts and other Collateral of such Loan Party. If a Default has occurred and is continuing, each Loan Party shall provide such access to the Agent and to each




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Lender at all times and without advance notice. Furthermore, so long as any
Default has occurred and is continuing, each Loan Party shall provide the Agent and each Lender with access to its suppliers and customers. Each Loan Party shall promptly make available to the Agent and its counsel originals or copies of all books and records that the Agent may reasonably request. The Loan Parties acknowledge that from time to time the Agent may prepare and may distribute to the Lenders certain audit reports pertaining to the Loan Parties' assets for internal use by the Agent and the Lenders from information furnished to it by or on behalf of the Loan Parties, after the Agent has exercised its rights of inspection pursuant to this Agreement.

         6.11. Negative Pledge Limitation. The Company will not, nor will it permit any Subsidiary to, enter into any agreement, including without limitation any amendments to existing agreements, with any Person other than the Lenders pursuant hereto which prohibits or limits the ability of the Company or any Subsidiary to create, incur, assume or suffer to exist any Lien in favor of the Agent and the Lenders securing the Secured Obligations upon any of its assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired, except for such restrictions on (i) a Foreign Subsidiary with respect to Indebtedness of a Foreign Subsidiary permitted pursuant to Section 6.17(i) and which restrictions are customary in agreements of such type and would not be inconsistent with any of the terms of this Agreement; (ii) relating to Indebtedness of a Subsidiary and existing at the time it became a Subsidiary if such restriction was not created in connection with or in anticipation of the transaction or series of transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company or any Subsidiary, (iii) which result from the refinancing of Indebtedness incurred pursuant to an agreement referred to in the immediately preceding clause (ii) above, provided that such restriction is no less favorable to the Lenders than those under the agreement evidencing the Indebtedness so refinanced, (iv) relating to Indebtedness that is permitted to be incurred and secured pursuant to this Agreement that limit the right of the debtor to dispose of the property or assets securing such Indebtedness, (v) encumbering property or assets at the time such property or assets were acquired by the Company or any Subsidiary, so long as such restriction relates solely to the property or assets so acquired and was not created in connection with or in anticipation of such acquisition, (vi) resulting from customary provisions restricting subletting or assignment of leases or customary provisions in other agreements that restrict assignment of such agreements or rights thereunder or (vii) customary restrictions contained in asset sale agreements limiting the transfer of such property pending the closing of such sale.

         6.12. Communications with Accountants. Each Loan Party executing this Agreement authorizes (a) Agent and (b) so long as a Default has occurred and is continuing, each Lender, to communicate directly with its and its Subsidiaries' independent certified public accountants and authorizes and shall instruct those accountants and advisors to communicate to Agent and each Lender information relating to any Loan Party with respect to the business, results of operations and financial condition of any Loan Party.

         6.13. Collateral Access Agreements and Real Estate Purchases. Upon the request of the Agent, each Loan Party shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee with respect to any warehouse or other location where any books and records of a material portion of the Collateral are stored or located, unless the Agent has obtained a Collateral Access Agreement from the lessor of leased property or mortgagee of owned property or bailee where back up books and records exist for such books and records. Each Loan Party shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located except where such obligations are being contested in good faith. To the extent permitted hereunder, if any Loan Party proposes to acquire a fee ownership interest in real Property after the Closing Date and is required to grant a Lien on such real Property under this Agreement, it shall first provide to Agent a mortgage or deed of trust granting Agent a first priority Lien on such real Property,





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together with environmental audits, mortgage title insurance commitment, real property survey, local counsel opinion(s), and, if required by the Agent, supplemental casualty insurance and flood insurance, and such other documents, instruments or agreements reasonably requested by Agent, in each case, in form and substance reasonably satisfactory to the Agent.

         6.14. Deposit Account Control Agreements. The Loan Parties will provide to the Agent upon the Agent's request, a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a deposit account of a Loan Party as set forth in the Security Agreement; provided that, the Agent may, in its discretion, defer delivery of any such Deposit Account Control Agreement, establish a Reserve with respect to any deposit account for which the Agent has not received such Deposit Account Control Agreement, and require the Loan Party to open and maintain a new deposit account with a financial institution subject to a Deposit Account Control Agreement.

         6.15. Additional Collateral; Further Assurances.

                  (a) Subject to applicable law, each Loan Party shall, unless the Required Lenders otherwise consent, (i) cause each of its Domestic Subsidiaries to become or remain a Loan Party and a Guarantor and (ii) cause each of its Domestic Subsidiaries formed or acquired after the Closing Date in accordance with the terms of this Agreement to (1) become a party to this Agreement by executing a Joinder Agreement, and
         (2) guarantee payment and performance of the Guaranteed Obligations pursuant to the Guaranty. Upon execution and delivery of such Loan Documents and other instruments, certificates, and agreements requested by the Agent, each such Domestic Subsidiary shall automatically become a Guarantor and Loan Party hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents.

                  (b) To secure the payment when due of the Secured Obligations, the Borrowers and each Guarantor shall execute and deliver, or cause to be executed and delivered, to the Lenders and the Agent Collateral Documents, including without limitation such documents as the Agent may reasonably deem necessary and deliver such property, documents, and instruments as the Agent may request to perfect the Liens of the Agent in any Property of such Loan Party which constitutes Collateral, including any parcel of real Property located in the U.S. owned by any Loan Party, granting the following:

                                    (i) Security interests in all present and
                  future accounts, inventory, equipment, chattel paper, instruments, investment property, documents, general intangibles, fixtures and all other personal property of the Company and each Domestic Subsidiary, excluding the following (the following described assets in this parenthetical are defined as the "Excluded Collateral"), so long as no holder of the Second Secured Debt, the Third Secured Term Loan Debt or the Fourth Secured Term Loan Debt requests or receives liens or security interests on such assets: (A) motor vehicles, instruments and chattel paper with an aggregate fair market value for all of the foregoing less than $1,000,000, (B) real property leases, (C) any other real property with an aggregate fair market value (when combined with all such other real property) less than $1,000,000 (provided that the Company represents that as of the Closing Date all real property owned by the Loan Parties has an aggregate fair market value of less than $1,000,000) and (D) rights arising under any contracts or licenses (other than, in each of the foregoing cases, any right to receive payment) as to which a grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, provided that the


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

                  Company shall notify the Agent of any such restriction and shall use all reasonable efforts to obtain any required consent to the extent requested by the Agent; and

                           (ii) Upon request of the Agent, (A) the Borrowers and
                  the Guarantors shall execute and deliver such agreements and documents reasonably requested by the Agent to grant a first priority lien and security interest on all real property owned by the Borrowers and the Guarantors (other than Excluded Collateral), (B) each Foreign Borrowing Subsidiary shall execute and deliver all agreements and documents reasonably requested by the Agent to grant a first priority lien and security interest on all assets owned by such Foreign Borrowing Subsidiary, to secure the Secured Obligations of such Foreign Borrowing Subsidiary, unless it is prohibited by applicable law or existing contractual restrictions from doing so or it is reasonably determined by the Agent to be impractical or unreasonably costly, (C) each parent corporation of a Foreign Subsidiary Borrower and Subsidiary of such Foreign Subsidiary Borrower or parent that is organized under the same jurisdiction as such Foreign Subsidiary Borrower or other Foreign Subsidiary requested by the Agent will execute a Guaranty with respect to the Secured Obligations of such Foreign Borrowing Subsidiary and will execute and deliver all agreements and documents reasonably requested by the Agent to grant a first priority lien and security interest on all of its assets to secure such Guaranty, unless it is prohibited by applicable law or existing contractual restrictions from doing so or it is reasonably determined by the Agent to be impractical or unreasonably costly or such Foreign Subsidiary is inactive and does not have any material assets as determined by the Agent, and (D) if requested by the Agent, each Foreign Borrowing Subsidiary and its parent and their Subsidiaries organized under the same jurisdiction as such Foreign Subsidiary Borrower shall execute and deliver, or cause to be executed and delivered, all agreements and documents reasonably requested by the Agent to secure all intercompany loans and advances owing to them by a first priority lien and security interest on all assets owned by the Subsidiary owing such intercompany loans and advances, unless it is prohibited by applicable law or existing contractual restrictions from doing so or it is reasonably determined by the Agent to be impractical or unreasonably costly.

                  (c) The Company and each Domestic Subsidiary will cause (i) 100% of the issued and outstanding Capital Stock of each of its Domestic Subsidiaries and (ii) 65% (or such greater percentage that, due to a change in an applicable law after the date hereof, (1) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for U.S. federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's U.S. parent and (2) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by the Company or any Domestic Subsidiary to be subject at all times to a first priority, perfected Lien in favor of the Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the Agent shall reasonably request.

                  (d) Without limiting the foregoing, each Loan Party shall, and shall cause each of the Company's Subsidiaries which is required to become a Loan Party pursuant to the terms of this Agreement to, execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or cause to be taken such actions as the Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents, including without limitation, if requested by the Agent, one or more


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

         opinions of counsel satisfactory to the Agent, corporate documents and resolutions and consents and other documents (further including, without limitation, such consents from any shareholders or other owners of any Subsidiary to the execution and performance of such Loan Documents by such Subsidiary), which in the opinion of the Agent are necessary or advisable in connection therewith.

         6.16. Dividends. The Company will not, nor will it permit any Subsidiary to, make, pay, declare or authorize any dividend, payment or other distribution in respect of any class of its Capital Stock or any dividend, payment or distribution in connection with the redemption, purchase, retirement or other acquisition, directly or indirectly, of any shares of its Capital Stock other than: (a) such dividends, payments or other distributions to the extent payable solely in shares of Capital Stock (other than Disqualified Stock) of the Company, (b) the repurchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any employee, director or consultant of the Company upon termination of employment or services of such employee, director or consultant, provided that (i) the aggregate consideration (excluding consideration paid in other Capital Stock of the Company which is not Disqualified Stock) paid for such repurchased, redeemed, acquired or retired Capital Stock after the Closing Date shall not exceed $1,000,000, (ii) no Default or Unmatured Default shall have occurred and be continuing immediately after such transaction on a pro forma basis acceptable to the Agent and (iii) the price paid for such Capital Stock shall be made in accordance with the existing agreements relating thereto, and (c) dividends and distributions by Subsidiaries of the Company. The Company will not issue any Disqualified Stock.

         6.17. Indebtedness. The Company will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

                  (a) the Secured Obligations;

                  (b) The Indebtedness described in Schedule 5.22 hereto and refinancings thereof, but no increase in the amount thereof (or in the case of a committed facility or line of credit, in the amount of the commitments or credit line), as such amount is reduced from time to time;

                  (c) Indebtedness of any Subsidiary of the Company owing to the Company or to any other Subsidiary of the Company and Indebtedness of the Company owing to any Subsidiary of the Company, provided that

                           (i) any such Indebtedness of the Company or of any
                  other Borrower is subordinated, on terms acceptable to the Agent, to all Secured Obligations of the Company or such other Borrower;

                           (ii) upon the request of the Agent and reasonably
                  promptly after such request, the applicable parties shall execute and deliver to the other party a demand note (collectively, the "Intercompany Notes") to evidence any such intercompany Indebtedness, which Intercompany Notes shall be in form and substance reasonably satisfactory to Agent and shall be pledged and delivered to Agent pursuant to the Security Agreement as additional collateral security for the Secured Obligations;

                           (iii) each of the Borrowers and the Guarantors shall
                  record all intercompany loans owing from any Foreign Subsidiary on its books and records in a manner reasonably satisfactory to Agent;

                           (iv) at the time any such intercompany loan or
                  advance is made by the Company and after giving effect thereto, the Company shall be Solvent;

                           (v) no Default or Unmatured Default would occur and
                  be continuing after giving effect to any such proposed intercompany loan.

                  (d) Subordinated Debt, provided that such Subordinated Debt shall be incurred in compliance with all terms and provisions of this Agreement;

                  (e) Trade accounts payable and accrued expenses arising in the ordinary course which are past due in an amount which is not material in the aggregate for the Company and its Subsidiaries on a consolidated basis or which are being contested in good faith and for which adequate reserves are maintained on the books of the Company;

                  (f) Surety, customs or appeal bonds to which the Company or any of its Subsidiaries is a party and letters of credit and reimbursement agreements issued for the account of such Company or any Subsidiary in the ordinary course of business which are not material in the aggregate and which would not have a Material Adverse Effect and which are trade letters of credit or which secure obligations in respect of (i) worker's compensation laws, unemployment insurance laws or similar legislation, (ii) obligations in connection with bids, tenders, contracts or leases to which the Company or any of its Subsidiaries is a party for a purpose other than borrowing money or obtaining credit or (iii) public or statutory obligations of the Company or any of its Subsidiaries;

                  (g) Indebtedness not otherwise permitted by this Section 6.17 incurred or assumed for the purpose of financing all or any part of the cost of acquiring any fixed asset (including without limitation through Capitalized Leases), in an aggregate principal amount at any time outstanding not greater than $2,000,000;

                  (h) Contingent Liabilities in respect of which the Company or a Subsidiary is primary obligor otherwise permitted by Section 6.21;

                  (i) Indebtedness of Foreign Subsidiaries in an aggregate amount not to exceed $5,000,000 at any time outstanding for all Foreign Subsidiaries;

                  (j) the Second Secured Debt in an aggregate principal amount not to exceed $64,930,000 owing by the Company and $10,570,000 owing by the U.K. Borrower;

                  (k) the Third Secured Term Loan Debt in an aggregate principal amount not to exceed $21,500,000 owing by the Company and $3,500,000 owing by the U.K. Borrower; and

                  (l) the Fourth Secured Term Loan Debt in an aggregate principal amount not to exceed $14,692,379.43 owing by the Company and $2,391,782.70 owing by the U.K. Borrower; and

                  (m) Indebtedness of the Company or any Subsidiary other than
         (a) through (l) above not exceeding $10,000,000 aggregate amount at any time outstanding.

         6.18. Merger. The Company will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that (a) any Subsidiary of the Company may merge into



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the Company or a Wholly-Owned Subsidiary of the Company and (b) any Loan Party
(other than the Company) may merge with any other Loan Party.

         6.19. Sale of Assets. The Company will not, nor will it permit any Subsidiary to, sell, lease, license, transfer, assign or otherwise dispose of any of its Property, whether in one or a series of transactions, other than inventory sold in the ordinary course of business upon customary credit terms, sales of scrap or obsolete material or equipment which are not material in the aggregate; provided, however, that, this Section 6.19 will not prohibit any of the following so long as none of the following would require a prepayment under the Subordinated Debt, the Third Secured Term Loan Debt, the Fourth Secured Term Loan Debt or the Second Secured Debt, (a) any such sale, lease, license, transfer, assignment or other disposition if the aggregate book value (disregarding any write-downs of such book value other than ordinary depreciation and amortization) of all of the business, assets, rights, revenues and property disposed of after the Closing Date of this Agreement shall not constitute a Substantial Portion in the aggregate and if, immediately after such transaction, no Unmatured Default or Default shall exist or shall have occurred and be continuing, (b) sales of assets (other than Accounts) in the ordinary course of business as to which proceeds are used or contractually committed to be used within 180 days to purchase assets of at least equivalent value to those sold, (c) sales as to which proceeds are used to make optional prepayments on the Secured Obligations, provided that such prepayments on the Secured Obligations also permanently reduce the Commitments by the amount of such payments, (d) transfers of assets, including without limitation Capital Stock, between Guarantors or between the Company and Guarantors or between Subsidiaries which are not Guarantors or from a Subsidiary which is not a Guarantor to a Guarantor or the Company, it being understood that for purposes of this clause
(d) a Guarantor shall include any Subsidiary which becomes a Guarantor immediately after such transfer, (e) any Investment permitted by Section 6.19,
(f) the disposition of Cash Equivalent Investments in the ordinary course of business, or (g) such transfer of assets as pursuant to a dividend or redemption permitted by Section 6.16; provided, however, in the case of any of the foregoing permitted sales, leases, licenses, transfers, assignments or other dispositions (an "Asset Sale") the Company shall not, and shall not permit any of its Subsidiaries to, consummate an Asset Sale unless (A) except for transfers under clause (d), (e) or (f) above, the Company (or the Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (and if such sale if of a material amount of assets, such fair market value shall be evidenced by a resolution of the Board of Directors set forth in an officer's certificate delivered to the Agent) of the assets and
(B) except for transfers under clause (d), (e) or (f) above, at least 80% of the consideration therefor received by the Company or such Subsidiary is in the form of cash or Cash Equivalent Investments; provided that the amount of (x) any liabilities (as shown on the Company's or such Subsidiary's most recent balance sheet) of the Company or any Subsidiary that are assumed by the transferee of any such assets such that the Company or such Subsidiary have no further liability and (y) any securities, notes or other obligations received by the Company or any such Subsidiary from such transferee that are converted by the Company or such Subsidiary into cash (to the extent of the cash received) shall be deemed to be cash for purposes of this provision and the definition of Net Cash Proceeds, and the Agent promptly shall obtain a first priority security interest in any non cash consideration for any Asset Sale by the Company or any Guarantor.

         6.20. Investments and Acquisitions. The Company will not, nor will it permit any Subsidiary to, (a) make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, (b) create any Subsidiary or (c) become or remain a partner in any partnership or joint venture, or (d) make any Acquisition, except:

                  (i) Cash Equivalent Investments, subject to control agreements in favor of the Agent for the benefit of the Lenders or otherwise subject to a perfected security interest in favor of the Agent for the benefit of the Lenders;



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

                  (ii) extensions of trade credit made in the ordinary course of business on customary credit terms;

                  (iii) investments, loans and advances in and to any Guarantor or the Company or otherwise pursuant to a transaction permitted by
         Section 6.19(d);

                  (iv) extensions of credit made after the Closing Date to employees and officers of the Company and its Subsidiaries permitted by law, in the ordinary course of business and not in excess of $1,500,000 in cash in aggregate amount outstanding at any one time for all employees and officers plus non-cash amounts advanced to officers and employees solely for the purpose of purchasing Capital Stock of the Company and which do not result in the transfer of any cash or any other assets of the Company or any of its Subsidiaries to any such employees and officers, other than common stock of the Company in exchange for a note payable by such officer or employee to the Company;

                  (v) those Investments described in Schedule 6.20 hereto, having the same terms as existing on the date of this Agreement, provided that, if no Default or Unmatured Default has occurred and is continuing or would be caused thereby, such Investments may be extended, renewed or recharacterized from time to time and interest on intercompany loans owing by the Company or a Subsidiary may be forgiven or deferred, but no increase in the amount of any such Investment shall be permitted;

                  (vi) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Subsidiary or in satisfaction of judgments;

                  (vii) investments, loans and advances in and to any Subsidiary which is not a Guarantor or any person becoming a Subsidiary as a result thereof which is not a Guarantor if immediately before and after (on a pro forma basis acceptable to the Agent and supported by such certificates and opinions as requested by the Agent) such investment, loan or advance: (A) the terms and conditions thereof shall be reasonably satisfactory to the Agent, (B) no Unmatured Default or Default shall exist or shall have occurred and be continuing, (C) the representations and warranties contained in the Loan Documents shall be true and correct in all material respects on and as of the date such investment, loan or advance is made as if made on the date thereof and giving effect thereto, (D) after giving effect to such investment, loan or advance, the Availability is at least $15,000,000 in Revolving Loans, and (E) the aggregate amount of all investments, loans and advances in and to any Subsidiary which is not a Guarantor or any person becoming a Subsidiary as a result thereof which is not a Guarantor shall not exceed $5,000,000;

                  (viii) investments, loans and advances after the Closing Date of this Agreement in Unrestricted Subsidiaries in aggregate outstanding amount not exceeding $500,000;

                  (ix) investments in joint ventures not to exceed $2,500,000 in aggregate outstanding amount; and

                  (x) other investments after the Closing Date in an aggregate amount not exceeding $3,000,000 at any time outstanding.

         6.21. Liens. The Company will not, nor will it permit any Subsidiary to, will create, incur, or suffer to exist any Lien in, of, or on its Property, except the following (collectively, "Permitted Liens"):



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
                  (a) Liens for taxes not delinquent or for taxes being contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established on its books and records;

                  (b) Liens (other than any Lien imposed by ERISA) created and maintained in the ordinary course of business which are not material in the aggregate, and which would not have a Material Adverse Effect and which constitute (i) pledges or deposits under worker's compensation laws, unemployment insurance laws or similar legislation, (ii) good faith deposits in connection with bids, tenders, contracts or leases to which the Company or any of its Subsidiaries is a party for a purpose other than borrowing money or obtaining credit, including rent security deposits, (iii) liens imposed by law, such as those of landlords, carriers, warehousemen and mechanics, if payment of the obligation secured thereby is not yet due or which are being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Company or such Subsidiary, (iv) liens securing taxes, assessments or other governmental charges or levies not yet subject to penalties for nonpayment, and (v) pledges or deposits to secure public or statutory obligations of the Company or any of its Subsidiaries, or surety, customs or appeal bonds to which the Company or any of its Subsidiaries is a party;

                  (c) Liens affecting real property which constitute minor survey exceptions or defects or irregularities in title, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of such real property, provided that all of the foregoing, in the aggregate, do not at any time materially detract from the value of said properties or materially impair their use in the operation of the businesses of the Company or any of its Subsidiaries;

                  (d) Liens created pursuant to the Collateral Documents and Liens expressly permitted by the Collateral Documents;

                  (e) Each Lien described in Schedule 6.21 hereto may be suffered to exist, provided that there may be no increase in the amount of indebtedness, obligations or liabilities secured thereby and it may not secure any other indebtedness, obligations and liabilities other than those secured as of the Closing Date;

                  (f) Any Lien created to secure payment of a portion of the purchase price of, or existing at the time of acquisition of, any tangible fixed asset acquired by the Company or any of its Subsidiaries may be created or suffered to exist upon such fixed asset if the outstanding principal amount of the Indebtedness secured by such Lien does not at any time exceed the purchase price paid by the Company or such Subsidiary for such fixed asset, provided that (i) such Lien does not encumber any other asset at any time owned by the Company or such Subsidiary, (ii) not more than one such Lien shall encumber such fixed asset at any one time and (iii) the aggregate amount of Indebtedness secured by all such Liens does not exceed the amount permitted by
         Section 6.17(g);

                  (g) Any Lien on any assets of any Subsidiaries of the Company in favor of the Company securing permitted Indebtedness of such Subsidiary owing to the Company, provided that such Lien is subordinated to the Liens of the Agent by written agreements satisfactory to the Agent;



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

                  (h) Any Lien created to secure Indebtedness of a Foreign Subsidiary permitted pursuant to Section 6.17(i) or (m) to the extent granting such a Lien is customary for borrowers generally in the country in which such Foreign Subsidiary is borrowing and provided that the aggregate amount of Indebtedness secured by all such Liens does not exceed $10,000,000 (or the Dollar Amount thereof);

                  (i) Liens securing the Fourth Secured Term Loan Debt on the assets of the Company and the Guarantors and Liens securing not more than $2,391,782.70 in principal amount of the Fourth Secured Term Loan Debt on the accounts receivable of the U.K. Borrower, provided that all of the foregoing Liens shall be (i) be limited to assets on which the Agent and the Lenders have a first priority Lien securing the Secured Obligations and (ii) subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement;

                  (j) Liens securing the Third Secured Term Loan Debt on the assets of the Company and the Guarantors and Liens securing not more than $3,500,000 in principal amount of the Third Secured Term Loan Debt on the accounts receivable of the U.K. Borrower, provided that all of the foregoing Liens shall be (i) be limited to assets on which the Agent and the Lenders have a first priority Lien securing the Secured Obligations and (ii) subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement; and

                  (k) Liens securing the Second Secured Debt on the assets of the Company and the Guarantors and Liens securing not more than $10,570,000 in principal amount of the Second Secured Debt on the accounts receivable of the U.K. Borrower, provided that all of the foregoing Liens shall be (i) limited to assets on which the Agent and the Lenders have a first priority Lien securing the Secured Obligations and (ii) subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement.

                  (l) Other Liens securing Indebtedness not exceeding $2,000,000 in aggregate amount outstanding at any time.

         6.22. Change of Corporate Name or Location; Change of Fiscal Year. No Loan Party shall (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Security Agreement,
(c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, without at least thirty days prior written notice to the Agent and the Agent shall have either (1) determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Agent's security interest in the Collateral, or (2) after the Agent's written acknowledgment that any reasonable action requested by the Agent in connection therewith, including to continue the perfection of any Liens in favor of the Agent, on behalf of Lenders, in any Collateral, has been completed or taken, and, provided that, any new location shall be in the continental U.S.

         6.23. Affiliate Transactions. The Company will not, nor will it permit any Subsidiary to, except for transactions described on Schedule 5.23, enter into or permit to exist any transaction or series of related transactions (including the purchase, sale lease or exchange of any property, employee compensation arrangements or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") unless the terms thereof (1) are no less favorable to the Company or such





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Subsidiary than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate, (2) if such Affiliate Transaction (or series of related Affiliate Transactions) involve aggregate payments in an amount in excess of $1,000,000 (i) are set forth in writing and (ii) comply with clause (1), (3) if such Affiliate Transaction (or series of related Affiliate Transactions) involves aggregate payments in an amount in excess of $2,500,000 in any one year, (i) are set forth in writing,
(ii) comply with clause (2) and (iii) have been approved by a majority of the disinterested members of the Board of Directors, and (4) if such Affiliate Transaction (or series of related Affiliate Transactions) involves aggregate payments in an amount in excess of $10,000,000 in any one year, (i) comply with clause (3) and (ii) have been determined by a nationally recognized investment banking firm to be fair, from a financial standpoint, to the Company and its Subsidiaries, provided that transactions between or among the Company and/or the Guarantors shall not be subject to clause (4) above.

         6.24. Amendments to Agreements; Etc. The Company will not, and will not permit any Subsidiary to, amend or terminate its organizational documents or by-laws in a manner that would be adverse to the Lenders or enter into any material agreement or permit or suffer any Subsidiary to enter into any such agreement containing any provision which would be violated or breached by this Agreement or any of the transactions contemplated hereby or by performance by the Company or any of its Subsidiaries of its obligations in connection therewith.

         6.25. Subsidiary Dividends. The Company will not permit any of its Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction which by its terms materially restricts the ability of any such Subsidiary to (i) pay dividends or make any other distributions on such Subsidiary's Capital Stock,
(ii) pay any Indebtedness owed to the Company or any of its other Subsidiaries,
(iii) make any loans or advances to the Company or any of such other Subsidiaries or (iv) transfer any material portion of its assets to the Company or any of such other Subsidiaries, except for (A) such encumbrances or restrictions required by applicable law; (B) such encumbrances or restrictions consisting of customary non-assignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease or the property leased thereunder and (C) such encumbrances or restrictions with respect to Indebtedness of a Foreign Subsidiary permitted pursuant to Section
6.17 and which encumbrances or restrictions are customary in agreements of such type or with respect to the Indebtedness of Foreign Subsidiaries described on
Schedule 5.22 and existing as of the Closing Date.

         6.26 Payments and Modification of Debt. The Company will not, nor will it permit any Subsidiary to, (i) make any optional payment, defeasance (whether a covenant defeasance, legal defeasance or other defeasance), prepayment, repurchase (including without limitation any offer to repurchase or other payment based on excess cash flow or any similar terms, whether optional or mandatory, it being acknowledged and agreed that any such payment based on excess cash flow or any similar terms that is mandatory may be prohibited by the terms of this Agreement and is so prohibited) or other redemption of any of its or any of its Subsidiaries' Subordinated Debt, Second Secured Debt, Third Secured Term Loan Debt, Fourth Secured Term Loan Debt or other Indebtedness, other than (A) the Secured Obligations, (B) in the case of Indebtedness that is not Subordinated Debt, Second Secured Debt, Third Secured Term Loan Debt or Fourth Secured Term Loan Debt and if no Unmatured Default or Default exists or would be caused thereby, payments of revolving credit facilities by Foreign Subsidiaries in the ordinary course of business (provided such payments are from the revenues of such Foreign Subsidiaries and not, directly or indirectly, from proceeds of any Advances) and prepayments of Indebtedness between the Company and its Subsidiaries or between Subsidiaries of the Company and (C) any optional payment or defeasance or open-market purchase of any Subordinated Debt, Second Secured Debt, Third Secured Term Loan Debt, Fourth Secured Term Loan Debt or other Indebtedness solely with the proceeds of common Capital Stock of the Company or with Subordinated Debt of the Company, (ii)





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

amend or modify, or consent or agree to any amendment or modification of (including without limitation any supplemental agreement or other direct of indirect method of providing additional or supplemental terms or consideration), any Second Secured Debt Document, any Third Secured Term Loan Debt Document, any Fourth Secured Term Loan Debt Document or any Subordinated Debt Document, (iii) enter into any agreement or arrangement requiring any defeasance of any kind of any of its Subordinated Debt, Second Secured Debt, Third Secured Term Loan Debt or Fourth Secured Term Loan Debt, or designate any Indebtedness (other than the Secured Obligations) as "Designated Senior Indebtedness" under the Subordinated Debt Documents, or issue any security, instrument or other document evidencing any of the Subordinated Debt outstanding pursuant to any of the Subordinated Debt Documents which is not a "Security" as defined in the Subordinated Note Indenture. It is acknowledged and agreed that the payment of any fees or the transfer of any other asset or other consideration of any kind, directly or indirectly, by the Borrower or any of its Subsidiaries (other than payments to the extent required under the original terms of the Second Secured Debt Documents, the Third Secured Term Loan Debt Documents, Fourth Secured Term Loan Debt Documents and the Subordinated Debt Documents, in all cases in the form delivered to the Lenders without any amendment or other modification) or other supplemental agreement with respect to any Second Secured Debt, the Third Secured Term Loan Debt, the Fourth Secured Term Loan Debt or Subordinated Debt shall be deemed an amendment or modification thereof.

         6.27 Financial Contracts. The Company will not, nor will it permit any Subsidiary to, incur or remain liable with respect to any Financial Contracts except for purposes of hedging and not for speculative purposes.

         6.28 Capital Expenditures. The Company will not, as calculated for the Company and its Subsidiaries on a consolidated basis, expend, or be committed to expend, for Capital Expenditures for any Fiscal Year in an amount in excess of
(a) $15,000,000 plus (b) commencing with the Fiscal Year ending January 2, 2005, up to $5,000,000 of amounts available for Capital Expenditures not used by the Company and its Subsidiaries in the immediately preceding Fiscal Year.

         6.29 Management Fees; Etc.. The Company will not, nor will it permit any Subsidiary to, pay, whether directly or indirectly, any management fees, any other fees or any other payments of any kind to CVC, CSCL, the Third Secured Term Lender or any Affiliate thereof, except to the extent required under the Fourth Secured Term Loan Agreement or the Third Secured Term Loan Agreement, a $750,000 placement fee payable to the Third Secured Term Lender, stock purchase warrants for common Capital Stock of the Company and reasonable legal fees of CVC, CSCL and the Third Secured Term Lender in connection with the negotiation, execution, delivery, amendment, administration and enforcement of the agreements and documents governing the Fourth Secured Term Loan or the Third Secured Term Loan.

         6.30 Additional Covenants. If at any time the Company shall enter into or be a party to any instrument or agreement with respect to any Indebtedness which in the aggregate, together with any related Indebtedness, exceeds $5,000,000, including all such instruments or agreements in existence as of the date hereof (other than the Subordinated Debt Documents, Second Secured Debt Documents and the Secured Obligations) and all such instruments or agreements entered into after the date hereof, relating to or amending any terms or conditions applicable to any of such Indebtedness which includes financial covenants or the equivalent thereof not substantially provided for in this Agreement or more favorable to the lender or lenders thereunder than those provided for in this Agreement, then the Company shall promptly so advise the Agent and the Lenders. Thereupon, if the Agent shall request, upon notice to the Company, the Agent and the Lenders shall enter into an amendment to this Agreement or an additional agreement (as the Agent may request), providing for substantially the same financial covenants or the equivalent thereof, as those provided for in such instrument or agreement to the extent required and as may be selected by the Agent. In addition to the foregoing, Sections 4.3, 4.5, 4.6,
4.7 and 4.8 of the





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

Subordinated Note Indenture and Sections 4.3, 4.5, 4.6, 4.7, 4.8, 4.9, 4.22 and
5.1 of the Second Secured Note Indenture, together with any related definitions, are hereby incorporated by reference into this Agreement to the same extent as if set forth fully herein, and no subsequent amendment, waiver, termination or modification thereof shall effect any such covenants, terms, conditions or defaults as incorporated herein.

         6.31.  Financial Covenants.

                  6.31.1. Fixed Charge Coverage Ratio. After any Borrowing Base Availability Deficiency Event, the Company will not permit the Fixed Charge Coverage Ratio, determined as of the end of each of its Fiscal Quarters for the then most-recently ended four Fiscal Quarters (or, for the Fiscal Quarter ending September 28, 2003, determined as of the end of such Fiscal Quarter for the then most-recently ended three Fiscal Quarters), to be less than 1.0 to 1.0.

                  6.31.2. Minimum Availability. The Company shall maintain Availability of not less than $10,000,000 at all times.

         6.32. Lenders as Depository Banks; Dominion of Funds. Each Loan Party shall maintain one or more of the Lenders as such Loan Party's principal depository bank(s), including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business. Promptly upon the request of the Agent at any time, the Company shall, and shall cause each Loan Party to, enter into a dominion of funds arrangement with the Agent and/or certain Lenders and shall execute and deliver any and all further documents necessary or desirable to implement such dominion of funds arrangement, including without limitation any lock box agreements and/or blocked account agreements. After a Borrowing Base Availability Deficiency Event, all funds received in any depositary accounts shall be applied daily to the outstanding Loans and used as cash collateral for any outstanding Facility LCs' if all Loans have been paid in full.


                                   ARTICLE VII

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a "Default" hereunder:

                  (a) any representation or warranty made or deemed made by or on behalf of any Loan Party or any of their Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any other Loan Document, any Credit Extension, or any certificate or information delivered in connection with any of the foregoing shall be materially false on the date as of which made;

                  (b) nonpayment, when due (whether upon demand or otherwise), of any principal, interest or commitment fees, or nonpayment, within one Business Day of when due (whether upon demand or otherwise), of any Reimbursement Obligation or nonpayment, within three Business Days of when due (whether upon demand or otherwise), of any other obligation owing under any Loan Document or of any other Secured Obligations;

                  (c) the breach by any Loan Party of any of the terms or provisions of Section 6.1, 6.2, 6.3, 6.16 through 6.22 or 6.23 through 6.32;



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

                  (d) the default or breach by any Loan Party (other than a default or breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within fifteen days of such breach after written notice thereof shall have been given to the Borrowers by the Agent;

                  (e) failure of the Company or any of its Subsidiaries to pay when due any Material Indebtedness beyond any period of grace provided with respect thereto or a default, breach or other event occurs under any term, provision or condition contained in any Material Indebtedness Agreement of the Company or any of its Subsidiaries, the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date; any Material Indebtedness of the Company or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Company or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due;

                  (f) the Company or any of its Significant Subsidiaries shall
         (i) have an order for relief entered with respect to it under the Bankruptcy Code as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Bankruptcy Code as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) have any other Insolvency Proceeding commenced by or against it, and, if such Insolvency Proceeding is instituted against any Borrower or such Significant Subsidiary and is being contested by such Borrower or such Significant Subsidiary, as the case may be, in good faith by appropriate proceedings, such Insolvency Proceeding shall remain undismissed or unstayed for a period of sixty days, (vi) take any corporate, company, partnership or other action to authorize or effect any of the foregoing actions set forth in this subsection (f) or (vii) fail to contest in good faith any appointment or proceeding described in subsection (g) below;

                  (g) a receiver, trustee, examiner, liquidator or similar official shall be appointed for Company or any of its Significant Subsidiaries or any Substantial Portion of its Property, or a proceeding described in subsection (f)(iv) of Article VII or other Insolvency Proceeding shall be instituted against Company or any of its Significant Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty consecutive days;

                  (h) any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of Company or any of its Subsidiaries which, when taken together with all other Property of Company or any of its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion;

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

                  (i) any loss, theft, damage or destruction of any item or items of Collateral or other property of any Loan Party occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

                  (j) One or more judgments or orders for the payment of money (not fully paid or covered without dispute or reservation by insurance) in an aggregate amount of $5,000,000 in any fiscal year shall be rendered against the Company or any of its Significant Subsidiaries, or any other judgment or order (whether or not for the payment of money) shall be rendered against or shall affect the Company or any of its Subsidiaries which causes or could reasonably be expected to cause or could reasonably be expected to have a Material Adverse Effect, and either (i) such judgment or order shall have remained unsatisfied and the Company or such Significant Subsidiary shall not have taken action necessary to stay enforcement thereof by reason of pending appeal or otherwise, prior to the expiration of the applicable period of limitations for taking such action or, if such action shall have been taken, a final order denying such stay shall have been rendered, or
         (ii) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order;

                  (k) any Change in Control shall occur;

                  (l) the Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $5,000,000 or any Reportable Event shall occur in connection with any Plan;

                  (m) the Company or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Company or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $5,000,000 per annum;

                  (n) the Company or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Company and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $5,000,000;

                  (o) the Company or any of its Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Company or any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), could reasonably be expected to have a Material Adverse Effect;

                  (p) the occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided;

                  (q) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document;

                  (r) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any party thereto (other than the Agent or any Lender) shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

                  (s) the representations and warranties set forth in Section
         5.17 (Plan Assets; Prohibited Transactions) shall at any time not be true and correct; or

                  (t) The occurrence of any of the following with respect to any payments or transfers of any kind to be made on or after the date hereof in connection with any Acquisition closed prior to the date hereof, including without limitation all deferred payments, all earn out payments and other contingent payments and all other payments pursuant to any such Acquisition, excluding any payments that consist solely of interest which is accrued and not paid and excluding customary indemnitees and tax payments (all of the foregoing collectively defined as "Earn Out Payments"):

                           (i) the amount of Earn Out Payments exceeds
         $20,000,000 in the aggregate, or

                           (ii) immediately before and after (on a pro forma basis acceptable to the Agent, including without limitation on a pro forma basis to eliminate any unusual changes in working capital that increase Availability) any Earn-Out Payment is made, Availability is or would be less than $20,000,000; or

                           (iii) the Company shall fail to give the Agent written notice of the intent to pay any Earn Out Payment at least five days prior to its payment.


                                  ARTICLE VIII

                        REMEDIES; WAIVERS AND AMENDMENTS

         8.1. Remedies.

                  (a) If any Default occurs and is continuing, the Agent may in its discretion (and at the written request of the Required Lenders, shall) (i) reduce the Aggregate Commitment, the Commitment, the advance rates set forth in the definition of the Borrowing Base or reduce one or more of the other elements used in computing the Borrowing Base, (ii) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, (iii) declare all or any portion of the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Loan Parties hereby expressly waive, (iv) upon notice to the Company and in addition to the continuing right to demand payment of all amounts payable under this Agreement, the Agent may either (1) make demand on the Borrowers to pay, and the each Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent an amount, in immediately available funds (which


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funds shall be held in the Facility LC Collateral Account), equal to 105% of the
Collateral Shortfall Amount or (2) deliver a Supporting Letter of Credit as required by Section 2.1.2(l), whichever the Agent may specify in its sole discretion, (v) increase the rate of interest applicable to the Loans and the LC Fees as set forth in this Agreement and (vi) exercise any rights and remedies provided to Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

                  (b) If any Default described in subsections (f) or (g) of
Article VII occurs and is continuing with respect to any Loan Party, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and all Obligations shall immediately become due and payable without any election or action on the part of the Agent, the LC Issuer or any Lender and the Loan Parties will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Agent an amount equal to 105% of the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (c) If, within thirty days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Default (other than any Default as described in subsections (f) or (g) of Article VII with respect to any Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Company, rescind and annul such acceleration and/or termination.

                  (d) If at any time while any Default is continuing, the Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Agent may make demand on the Borrowers to pay, and the Borrowers will, forthwith upon such demand and without any further notice or act, pay to the Agent an amount equal to 105% of the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account. The Borrowers hereby pledge, assign, and grant to the Agent, on behalf of and for the benefit of the Agent, the Lenders, and the LC Issuer, a security interest in all of their right, title, and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations.

                  (e) The Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account and any Default is continuing, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrowers to the Lenders or the LC Issuer under the Loan Documents.

                  (f) At any time while any Default is continuing, neither any Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Secured Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Agent to the Borrowers or paid to whomever may be legally entitled thereto at such time.

         8.2. Waivers by Loan Parties. Except as otherwise provided for in this Agreement or by applicable law, each Loan Party waives: (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Agent on which any Loan Party may in any way be liable, and hereby ratifies and confirms whatever the Agent may do in this regard, (b) all rights to notice and a hearing prior to the Agent's taking possession or control of, or to the




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Agent's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing the Agent to exercise any of its remedies, and (c) the benefit of all valuation, appraisal, marshaling and exemption laws.

         8.3. Amendments.

                  (a) Subject to the provisions of this Section 8.3, no amendment, waiver or modification of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Loan Parties and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) Notwithstanding subsection (a) above, no such amendment, waiver or other modification with respect to this Agreement shall, without the consent of all of the Lenders:

                           (i) extend the final maturity of any Loan to a date
                  after the Termination Date;

                           (ii) Forgive all or any portion of the principal
                  amount of any Loan or any Reimbursement Obligation;

                           (iii) reduce the rate or extend the time of payment
                  of interest or fees payable to the Lenders pursuant to any Loan Document;

                           (iv) reduce the percentage or number of Lenders
                  specified in the definition of Required Lenders;

                           (v) extend the Termination Date;

                           (vi) increase the amount of the Aggregate Commitment
                  or the Commitment of any Lender hereunder (other than pursuant to Section 12.3);

                           (vii) increase the advance rates set forth in the
                  definition of Borrowing Base;

                           (viii) permit any Loan Party to assign its rights
                  under this Agreement;

                           (ix) amend this Section 8.3;

                           (x) release any material guarantor of any Credit
                  Extension, except as otherwise permitted herein or in the other Loan Documents; or

                           (xi) except as provided in Section 10.16 or any
                  Collateral Document, release all or substantially all of the Collateral.

                  (c) Notwithstanding subsections (a) or (b) above, in addition to amendments effected pursuant to the foregoing, Schedule 1.1 may be amended as follows:

                           (i) Schedule 1.1 may be amended to add Subsidiaries
                  of the Company as additional Foreign Borrowing Subsidiaries upon (A) execution and delivery by the Company, any such Foreign Borrowing Subsidiary and the Agent, of a Joinder



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                  Agreement providing for any such Subsidiary to become a
                  Foreign Borrowing Subsidiary, (B) delivery to the Agent of (x) a legal opinion in respect of such additional Foreign Borrowing Subsidiary acceptable to the Agent and (y) such other documents with respect thereto as the Agent shall reasonably request and (C) the written approval of the Agent in its Permitted Discretion.

                           (ii) Schedule 1.1 will be amended to remove any
                  Subsidiary as a Foreign Borrowing Subsidiary upon (A) written notice by the Company to the Agent to such effect and (B) repayment in full of all outstanding Secured Obligations of such Foreign Borrowing Subsidiary.

                  (d) No amendment of any provision of this Agreement relating to the Agent or to the Non-Ratable Loans, the Swingline Loans, the Overadvances or the Protective Advances shall be effective without the written consent of the Agent. No amendment of any provision relating to the LC Issuer shall be effective without the written consent of the LC Issuer. The Agent may (i) amend the Commitment Schedule to reflect assignments entered into pursuant to Section 12.3, (ii) waive payment of the fee required under Section 12.3(c) and (iii) implement any Flex-Pricing Provisions contained in the fee letter described in
         Section 10.13 or any commitment letter delivered in connection with the transaction which is the subject of this Agreement without obtaining the consent of any other party to this Agreement so long as, in the case of any implementation of any Flex-Pricing Provisions, the Agent's actions would not require consent of all of the Lenders pursuant to the foregoing provisions of this Section.

                  (e) Notwithstanding anything herein to the contrary, no Defaulting Lender shall be entitled to vote (whether to consent or to withhold its consent) with respect to any amendment, modification, termination or waiver of any provision of this Agreement or any departure therefrom or any direction from the Lenders to the Agent, and, for purposes of determining the Required Lenders at any time, the Commitments and the Credit Exposure of each Defaulting Lenders shall be disregarded.

                  (f) If, in connection with any proposed amendment, waiver or consent (a "Proposed Change") requiring the consent of all Lenders, the consent of the Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained being referred to herein as a "Non-Consenting Lender"), then, so long as the Agent is not a Non-Consenting Lender, the Company may elect to replace such Non-Consenting Lender as a Lender party to this Agreement, and each Lender hereby agrees that if it is a Non-Consenting Lender, it shall agree to such replacement and take such actions as are reasonably necessary to cause such replacement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Company and the Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Non-Consenting Lender pursuant to an Assignment Agreement and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the Company shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Company hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 3.1, 3.2 and 3.5, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.



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         8.4. Preservation of Rights. No delay or omission of the Lenders, the
LC Issuer or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of the Company to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.3, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.


                                   ARTICLE IX

                               GENERAL PROVISIONS


         9.1. Survival of Representations. All representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Credit Extensions herein contemplated.

         9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to any Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Loan Parties, the Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Loan Parties, the Agent and the Lenders relating to the subject matter thereof other than those contained in the agreement described in Section 10.13 and any Flex-Pricing Provisions contained in any commitment letter entered into in connection with the transaction which is the subject of this Agreement, all of which shall survive and remain in full force and effect during the term of this Agreement.

         9.5. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other lender (except to the extent to which the Agent is authorized to act as administrative agent for the Lenders hereunder). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.



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

         9.6. Expenses; Indemnification.

                  (a) The Borrowers, jointly and severally, shall reimburse the Agent and the Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including without limitation reasonable attorneys' fees) paid or incurred by the Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review, amendment, modification, and administration of the Loan Documents. The Borrowers, jointly and severally, also agree to reimburse the Agent, the Arranger, the LC Issuer and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including without limitation reasonable attorneys' fees) paid or incurred by the Agent, the Arranger, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Company under this Section include, without limitation, reasonable costs and expenses incurred in connection with:

                           (i) appraisals of each parcel of real Property or
                  interest in real Property described in any Collateral Document, which appraisals shall be in conformity with the applicable requirements of any law or any governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, including, without limitation, the provisions of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, reformed or otherwise modified from time to time, and any rules promulgated to implement such provisions (including travel, lodging, meals and other out of pocket expenses for inspections of the Collateral and the Company's operations by the Agent) plus the Agent's then customary charge for field examinations and audits (provided that, if no Event of Default has occurred and is continuing, the Agent may not charge more than $70,000 per Fiscal Year for such field examinations and audits and no more than four such field examinations and audits may be performed in any Fiscal Year at the expense of the Company), and the preparation of certain audit reports (the "Reports") which the Company acknowledges may be prepared by Bank One from time to time and which the Company agrees may be distributed to the Lenders by Bank One pertaining to the Company's and its Subsidiaries' assets from information furnished to it by or on behalf of the Company, after Bank One has exercised its rights of inspection pursuant to this Agreement;

                           (ii) any amendment, modification, supplement,
                  consent, waiver or other documents prepared with respect to any Loan Document and the transactions contemplated thereby;

                           (iii) lien and title searches and title insurance
                  provided, however, that such searches and title insurance with respect to any particular item of collateral shall not be obtained more than once in any twelve month period;

                           (iv) taxes, fees and other charges for recording the
                  Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of the Agreement);

                           (v) sums paid or incurred to take any action required
                  of the Company under the Loan Documents that the Company fails to pay or take;

                           (vi) any litigation, contest, dispute, proceeding or
                  action (whether instituted by Agent, the LC Issuer, any Lender, any Loan Party or any other Person and whether as




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

                  to party, witness or otherwise) in any way relating to the Collateral, the Loan Documents or the transactions contemplated thereby; and

                           (vii) reasonable costs and expenses of forwarding
                  loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Funding Account and lock boxes, and reasonable costs and expenses of preserving and protecting the Collateral.

                  The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Loan Party. All of the foregoing reasonable costs and expenses may be charged to the Company's Loan Account as Revolving Loans or to another deposit account, all as described in Section 2.17(b).

                  (b) The Borrowers, jointly and severally, hereby further agree to indemnify the Agent, the Arranger, the LC Issuer each Lender, their respective Affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the Arranger, the LC Issuer any Lender or any Affiliate is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrowers under this Section 9.6 shall survive the termination of this Agreement.

         9.7. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

         9.8. Accounting. (a) Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP in a manner consistent with that used in preparing the financial statements referred to in
Section 5.5, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Company and all its Subsidiaries.

                  (b) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in subsection
(b) below) be prepared, in accordance with GAAP provided that, if the Company notifies the Agent that it wishes to amend any covenant in Article VI to eliminate the effect of any change in GAAP (or if the Agent notifies the Company that the Required Lenders wish to amend Article VI for such purpose), then the Company's compliance with such covenants shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective until either such notice is withdrawn or such covenant or any such defined term is amended in a manner satisfactory to the Company and the Required Lenders. Except as otherwise expressly provided herein, all references to a time of day shall be references to Chicago time. Notwithstanding anything herein, in any financial statements of the Company or in GAAP to the contrary, for purposes of calculating and determining compliance with the financial covenants in Article VI, including defined terms used therein, (i) no Unrestricted Subsidiary shall be consolidated with the Company and its other Subsidiaries and each Unrestricted Subsidiary shall be treated as if it were an





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

equity interest and all income (except to the extent received by the Company in cash), liabilities and assets of each Unrestricted Subsidiary shall be excluded from all such calculations and determinations thereunder and (ii) any Acquisitions made by the Company or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the period for which such financial covenants were calculated shall be deemed to have occurred on the first day of the relevant period for which such financial covenants were calculated on a pro forma basis acceptable to the Agent (including, without limitation, adding back such transaction expenses and other charges in connection with acquisitions acceptable to the Agent and excluding such amounts from such pro forma calculations as required by the Agent).

                  (c) The Company shall deliver to the Lenders at the same time as the delivery of any annual, quarterly or monthly financial statement under
Section 6.1 hereof (i) a description in reasonable detail of any material variation between the application or other modification of accounting principles employed in the preparation of such statement and the application or other modification of accounting principles employed in the preparation of the immediately prior annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above and (ii) if requested by the Agent, reasonable estimates of the difference between such statements arising as a consequence thereof.

                  (d) To enable the ready and consistent determination of compliance with the covenants set forth in Article VI hereof, no Loan Party will change the last day of its Fiscal Year or the last days of its Fiscal Quarters.

         9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.10. Nonliability of Lenders. The relationship between any Loan Party on the one hand and the Lenders, the LC Issuer and the Agent on the other hand shall be solely that of debtor and creditor. Neither the Agent, the Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to any Loan Party. Neither the Agent, the Arranger, the LC Issuer nor any Lender undertakes any responsibility to any Loan Party to review or inform such Loan Party of any matter in connection with any phase of any Loan Party's business or operations. The Loan Parties agree that neither the Agent, the Arranger, the LC Issuer nor any Lender shall have liability to any Loan Party (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and each Loan Party hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by any Loan Party in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.11. Confidentiality. Each Lender agrees to hold any confidential information which it may receive from any Loan Party in connection with this Agreement in confidence, except for disclosure (a) to its Affiliates and to other Lenders and their respective Affiliates, (b) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee,
(c) to regulatory officials, (d) to any Person as requested pursuant to or as required by law, regulation, or legal process, (e) to any Person in




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connection with any legal proceeding to which such Lender is a party, (f) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, (g) permitted by Section 12.4 and (h) to rating agencies if requested or required by such agencies in connection with a rating relating to the Credit Extensions hereunder. Notwithstanding anything herein to the contrary, confidential information shall not include, and each Lender (and each employee, representative or other agent of any Lender) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Lender relating to such tax treatment or tax structure; provided that, with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax treatment or tax structure.

         9.12. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any Margin Stock for the repayment of the Credit Extensions provided for herein.

         9.13. Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that Bank One and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

         9.14. Amendment and Restatement. This Agreement is an amendment and restatement of the Existing Credit Agreement. All loans, letters of credit and other indebtedness, obligations and liabilities under the Existing Credit Agreement and all Liens securing payment thereof under the Existing Credit Agreement shall in all respects be continuing and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such loans, letters of credit and other indebtedness, obligations and liabilities. This Agreement shall supersede the Existing Credit Agreement. From and after the Closing Date, this Agreement shall govern the terms of the loans, letters of credit and other indebtedness, obligations and liabilities under the Existing Credit Agreement. To the extent not replaced by Loan Documents dated as of the Closing Date, any "Loan Documents" (as defined in the Existing Credit Agreement) executed in connection with the Existing Credit Agreement (other than any such Loan Document that is specifically terminated by the parties thereto) shall continue to be effective, and all references in those prior Loan Documents to the Existing Credit Agreement shall be deemed to refer to this Agreement without further amendment thereof.


                                    ARTICLE X

                                    THE AGENT


         10.1. Appointment; Nature of Relationship. Bank One, NA is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article
X. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (a) does not




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hereby assume any fiduciary duties to any of the Lenders, (b) is a
"representative" of the Lenders within the meaning of the term "secured party" as defined in the Michigan Uniform Commercial Code and (c) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         10.2. Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

         10.3. General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to any Loan Party, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         10.4. No Responsibility for Credit Extensions, Recitals, etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith;
(f) the value, sufficiency, creation, perfection or priority of any Lien in any Collateral; or (g) the financial condition of any Loan Party, any Guarantor or any Affiliate of any Loan Party. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Loan Parties to the Agent at such time, but is voluntarily furnished by any Loan Party to the Agent (either in its capacity as the Agent or in its individual capacity).

         10.5. Action on Instructions of the Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by the Agent or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement


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between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

         10.7. Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent. For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the applicable date specifying its objection thereto.

         10.8. Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Company for which the Agent is entitled to reimbursement by the Company under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders) and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that,
(i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent and (ii) any indemnification required pursuant to Section 3.5(g) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Company referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders; provided, that, Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct.

         10.10. Rights as a Lender. In the event the Agent is a Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Credit Extensions as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Loan Party in which such Loan Party is not restricted hereby from engaging with any other Person, all as if Bank One




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were not Agent and without any duty to account therefor to Lenders. Bank One and its Affiliates may accept fees and other consideration from any Loan Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. The Agent in its individual capacity, is not obligated to remain a Lender.

         10.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Arranger or any other Lender and based on the financial statements prepared by the Loan Parties and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Borrowers or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrowers shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to this
Section 10.12, then the term "Prime Rate" as used in this Agreement means the prime rate, base rate or other analogous rate of the new Agent.

         10.13. Agent and Arranger Fees. The Company agrees to pay to the Agent and the Arranger, for their respective accounts, the fees agreed to by the Company, the Agent and the Arranger from time to time.

         10.14. Delegation to Affiliates. The Loan Parties and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Articles IX and X.



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         10.15. Execution of Loan Documents. The Lenders hereby empower and authorize the Agent, on behalf of the Agent and the Lenders, to execute and deliver to the Loan Parties the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents. Each Lender agrees that any action taken by the Agent or the Required Lenders in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that all of the Obligations hereunder constitute one debt, secured pari passu by all of the Collateral.

         10.16. Collateral Matters.

                  (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release or subordinate (as applicable) any Liens granted to the Agent by the Loan Parties on any Collateral (i) upon the termination of the Aggregate Commitment and payment and satisfaction in full in cash of all Obligations, (ii) constituting Property being sold or disposed of if the Loan Party disposing of such Property certifies to the Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting Property in which no Loan Party has at any time during the term of this Agreement owned any interest,
         (iv) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, (v) owned by or leased to an Loan Party which is subject to a purchase money security interest or which is the subject of a Capitalized Lease, in either case, entered into by such Loan Party pursuant to Section 6.17(g), or (vi) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Agent and the Lenders pursuant to Section 8.1. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release any Liens upon particular types or items of Collateral pursuant to this Section 10.16. Except as provided in the preceding sentence, the Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that, the Agent may in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $1,000,000 during any calendar year without the prior written authorization of the Lenders.

                  (b) Upon receipt by the Agent of any authorization required pursuant to Section 10.16(a) from the Required Lenders of the Agent's authority to release any Liens upon particular types or items of Collateral, and upon at least five Business Days prior written request by the Loan Parties, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of its Liens upon such Collateral; provided that, (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected, or insured or has been encumbered, or that the Liens granted to the Agent therein have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular




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         priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

                  (d) Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent's instructions.

                  (e) Each Lender hereby agrees as follows: (a) such Lender is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each Report prepared by or on behalf of the Agent; (b) such Lender expressly agrees and acknowledges that neither Bank One nor the Agent (i) makes any representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein, or (ii) shall be liable for any information contained in any Report; (c) such Lender expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent, Bank One, or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel and that Bank One undertakes no obligation to update, correct or supplement the Reports;
         (d) such Lender agrees to keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party and not to distribute any Report to any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, such Lender agrees (i) that neither Bank One nor the Agent shall be liable to you or any other Person receiving a copy of the Report for any inaccuracy or omission contained in or relating to a Report, (ii) to conduct its own due diligence investigation and make credit decisions with respect to the Loan Parties based on such documents as such Lender deems appropriate without any reliance on the Reports or on the Agent or Bank One, (iii) to hold the Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Loan Parties, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, any Obligations and (iv) to pay and protect, and indemnify, defend, and hold the Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by the Agent and any such other Person preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         10.17. Co-Agents, Documentation Agent, Syndication Agent, etc. Neither any of the Lenders identified in this Agreement as a "co-agent" nor the Documentation Agent or the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Agent in Section 10.11.





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                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Loan Party becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of any Loan Party may be offset and applied toward the payment of the Secured Obligations owing to such Lender, whether or not the Secured Obligations, or any part thereof, shall then be due. Notwithstanding the foregoing, no Lender shall exercise any right of setoff, banker's lien, or the like against any deposit account or Property of any Loan Party held or maintained by such Lender without the prior written consent of the Required Lenders.

         11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Secured Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to respective Pro Rata Share of the Aggregate Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.


                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS


         12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Loan Parties and the Lenders and their respective successors and assigns permitted hereby, except that (a) the Loan Parties shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (b) any assignment by any Lender must be made in compliance with Section 12.3, and (c) any transfer by Participation must be made in compliance with
Section 12.2. Any attempted assignment or transfer by any party not made in compliance with this Section 12.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with
Section 12.3. The parties to this Agreement acknowledge that clause (b) of this
Section 12.1 relates only to absolute assignments and this Section 12.1 does not prohibit assignments creating security interests, including, without limitation,
(x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have




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complied with the provisions of Section 12.3. The Agent may treat the Person which made any Credit Extension or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided however,, that the Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Credit Extension or which holds any Note to direct payments relating to such Credit Extension or Note to another Person. Any assignee of the rights to any Credit Extension or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Credit Extension (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Credit Extension.

         12.2. Participations.

                  (a) Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities ("Participants") participating interests in any Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Loan Parties under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Loan Parties and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  (b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of
         Section 8.3 or of any other Loan Document.

                  (c) Benefit of Certain Provisions. Each Loan Party agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that, each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender. Each Loan Party further agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that, (i) a Participant shall not be entitled to receive any greater payment under Section 3.1, 3.2 or 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Company, and (ii) any Participant not incorporated under the laws of the U.S. or any state thereof agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender.



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         12.3. Assignments.

                  (a) Permitted Assignments. Any Lender may at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit F (an "Assignment Agreement"). Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate of a Lender or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Credit Extensions of the assigning Lender or (unless each of the Company and the Agent otherwise consents) be in an aggregate amount not less than $5,000,000. The amount of the assignment shall be based on the Commitment or outstanding Credit Extensions (if the Commitment has been terminated) subject to the assignment, determined as of the date of such assignment or as of the "Trade Date," if the "Trade Date" is specified in the assignment.

                  (b) Consents. The consent of the Company shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund, provided that, the consent of the Company shall not be required if a Default has occurred and is continuing. The consent of the Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Lender. The consent of the LC Issuer shall be required prior to an assignment of a Commitment becoming effective unless the Purchaser is a Lender with a Commitment. Any consent required under this Section 12.3(b) shall not be unreasonably withheld or delayed.

                  (c) Effect; Closing Date. Upon (i) delivery to the Agent of a duly executed Assignment Agreement, together with any consents required by Sections 12.3(a) and 12.3(b), and (ii) payment of a $3,500 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such Assignment Agreement shall become effective on the effective date specified by the Agent in such Assignment Agreement. The Assignment Agreement shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Credit Exposure under the applicable Assignment Agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such Assignment Agreement, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender shall be released with respect to the Commitment and Credit Exposure assigned to such Purchaser without any further consent or action by the Company, the Lenders or the Agent. In the case of an Assignment Agreement covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a Lender hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.3 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section
         12.2. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3(c), the transferor Lender, the Agent and the Company shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

                  (d) Register. The Agent, acting solely for this purpose as an agent of the Company, shall maintain at one of its offices in the U.S. a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Credit Extensions owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         12.4. Dissemination of Information. Each Loan Party authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Company and its Subsidiaries, including without limitation any information contained in any Reports; provided that, each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

         12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is not incorporated under the laws of the U.S. or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(d).

         12.6. Assignment by LC Issuer. Notwithstanding anything contained herein, if at any time Bank One assigns all of its Commitment and Revolving Loans pursuant to Section 12.3, Bank One may, upon thirty days' notice to the Company and the Lenders, resign as LC Issuer. In the event of any such resignation as LC Issuer, the Company shall be entitled to appoint from among the Lenders a successor LC Issuer hereunder; provided however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank One as LC Issuer. If Bank One resigns as LC Issuer, it shall retain all the rights and obligations of the LC Issuer hereunder with respect to the Facility LCs outstanding as of the effective date of its resignation as LC Issuer and all LC Obligations with respect thereto (including the right to require the Lenders to make Revolving Loans or fund risk participations in outstanding Reimbursement Obligations pursuant to Section 2.1.2(d)).

                                  ARTICLE XIII

                                     NOTICES

         13.1. Notices; Effectiveness; Electronic Communication.

                  (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

                           (i) if to any Loan Party, at its address or telecopier number set forth on the signature page hereof;

                           (ii) if to the Agent, at its address or telecopier number set forth on the signature page hereof;

                           (iii) if to the LC Issuer, at its address or telecopier number set forth on the signature page hereof;

                           (iv) if to a Lender, to it at its address or telecopier number set forth in its Administrative Questionnaire.

                  Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph
         (b) below, shall be effective as provided in said paragraph (b).

                  (b) Electronic Communications. Notices and other communications to the Lenders and the LC Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Agent or as otherwise determined by the Agent, provided that, the foregoing shall not apply to notices to any Lender or the LC Issuer pursuant to Article II if such Lender or the LC Issuer, as applicable, has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. The Agent or any Loan Party may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it or as it otherwise determines, provided that such determination or approval may be limited to particular notices or communications.

                  Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

         13.2. Change of Address, Etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.


                                   ARTICLE XIV

                                  COUNTERPARTS


         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Loan Parties, the Agent, the LC Issuer and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE XV

                                    GUARANTY

         15.1. Guaranty. Each Guarantor (with respect to the Secured Obligations for which it is a Guarantor as described in the definition of Guarantor in
Article I) hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Lenders the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including, without limitation, all court costs and attorneys' and paralegals' fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Agent, the LC Issuer and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, any Borrower, any Guarantor or any other guarantor of all or any part of the Obligations (such costs and expenses, together with the Secured Obligations, collectively the "Guaranteed Obligations"). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal.

         15.2. Guaranty of Payment. This Guaranty is a guaranty of payment and not of collection. Each Guarantor waives any right to require the Agent, the LC Issuer or any Lender to sue any Borrower, any Guarantor, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

         15.3. No Discharge or Diminishment of Guaranty.

                  (f) Except as otherwise provided for herein and to the extent provided for herein, the obligations of each Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including:

                           (i) any claim of waiver, release, extension, renewal,
                  settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise;

                           (ii) any change in the corporate existence, structure
                  or ownership of any Borrower, any Guarantor or any other guarantor of or other person liable for any of the Guaranteed Obligations;

                           (iii) any insolvency, bankruptcy, reorganization or
                  other similar proceeding affecting any Borrower, any Guarantor, or any other guarantor of or other person liable for any of the Guaranteed Obligations, or their assets or any resulting release or discharge of any obligation of any Borrower, any Guarantor, or any other guarantor of or other person liable for any of the Guaranteed Obligations; or

                           (iv) the existence of any claim, setoff or other
                  rights which any Guarantor may have at any time against any Borrower, any Guarantor, any other guarantor of the Guaranteed Obligations, the Agent, the LC Issuer, any Lender, or any other person, whether in connection herewith or in any unrelated transactions.

                  (g) The obligations of each Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Borrower, any Guarantor or any other guarantor of or other person liable for any of the Guaranteed Obligations, of the Guaranteed Obligations or any part thereof.

                  (h) Further, the obligations of any Guarantor hereunder are not discharged or impaired or otherwise affected by:

                           (i) the failure of the Agent, the LC Issuer or any
                  Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations;

                           (ii) any waiver or modification of or supplement to
                  any provision of any agreement relating to the Guaranteed Obligations;

                           (iii) any release, non-perfection, or invalidity of
                  any indirect or direct security for the obligations of any Borrower or Guarantor for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations;

                           (iv) any action or failure to act by the Agent, the
                  LC Issuer or any Lender with respect to any collateral securing any part of the Guaranteed Obligations;

                           (v) any default, failure or delay, willful or
                  otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

         15.4. Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any Guarantor, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Borrower, any Guarantor, any other guarantor of any of the Guaranteed Obligations, or any other person. The Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Borrower, any Guarantor, any other guarantor or any other person liable on any part of the Guaranteed Obligations or exercise any other right or remedy available to it against any Borrower, any Guarantor, any other guarantor or any other person liable on any of the Guaranteed Obligations, without affecting or impairing in any way the liability of such Guarantor under this Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Borrower, any other guarantor or any other person liable on any of the Guaranteed Obligations, as the case may be, or any security.

         15.5. Rights of Subrogation. No Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Borrower, any Guarantor, any person liable on the Guaranteed Obligations, or any collateral, until the Loan Parties and the Guarantors have fully performed all their obligations to the Agent, the LC Issuer and the Lender.

         15.6. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each Guarantor's obligations under this Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Agent, the LC Issuer and the Lenders are in possession of this Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Guarantors forthwith on demand by the Lender.

         15.7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs under this Guaranty, and agrees that neither the Agent, the LC Issuer nor any Lender shall have any duty to advise any Guarantor of information known to it regarding those circumstances or risks.

         15.8. Termination. The Lenders may continue to make loans or extend credit to the Borrowers based on this Guaranty until five days after it receives written notice of termination from any Guarantor. Notwithstanding receipt of any such notice, each Guarantor will continue to be liable to the Lender for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of that Guaranteed Obligations.

         15.9. Taxes. All payments of the Guaranteed Obligations will be made by each Guarantor free and clear of and without deduction for or on account of any and all present or future taxes, levies, imposts, duties, charges, deductions or withholdings of whatever nature imposed by any governmental authority with respect to such payments, and any and all liabilities with respect to the foregoing, but excluding franchise taxes and taxes imposed on overall net income of the Lender by the U.S. or the jurisdiction in which the Lender's applicable Lending Installation is located (collectively, "Taxes"). If any Guarantor is required by law to deduct any Taxes from or in respect of any sum payable to the Lenders under this Guaranty, (a) the sum payable must be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this provision) the Lenders receive an amount equal to the sum it would have received had no such deductions been made, (b) the Guarantors must then make such deductions, and must pay the full amount deducted to the relevant authority in accordance with applicable law, and (c) the Guarantors must furnish to the Lender within forty-five days after their due date certified copies of all official receipts evidencing payment thereof.

         15.10. Severability. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors or the Lenders, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor's "Maximum Liability". This Section with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of the Lenders to the maximum extent not subject to avoidance under applicable law, and no Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor without impairing this Guaranty or affecting the rights and remedies of the Lenders hereunder, provided that, nothing in this sentence shall be construed to increase any Guarantor's obligations hereunder beyond its Maximum Liability.

         15.11. Contribution. In the event any Guarantor (a "Paying Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Guaranty, each other Guarantor (each a "Non-Paying Guarantor") shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor's "Pro Rata Share" of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Article XV, each Non-Paying Guarantor's "Pro Rata Share" with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor's Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor's Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrowers after the date hereof (whether by loan, capital infusion or by other means) to
(ii) the aggregate Maximum Liability of all Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Guarantor, the aggregate amount of all monies received by such Guarantors from the Borrowers after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Guarantor's Maximum Liability). Each of the Guarantors covenants and agrees that its right to receive any contribution under this Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of both the Agent, the LC Issuer, the Lenders and the Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

         15.12. Lending Installations. The Guaranteed Obligations may be booked at any Lending Installation. All terms of this Guaranty apply to and may be enforced by or on behalf of any Lending Installation.

         15.13 Liability Cumulative. The liability of each Loan Party as a Guarantor under this Article XV is in addition to and shall be cumulative with all liabilities of each Loan Party to the Agent, the LC Issuer and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations of liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                                   ARTICLE XVI

       CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL TRIAL

         16.1. CHOICE OF LAW. THE LOAN DOCUMENTS OTHER THAN THOSE CONTAINING
A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF MICHIGAN, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         16.2. CONSENT TO JURISDICTION. EACH LOAN PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR MICHIGAN STATE COURT SITTING IN DETROIT, MICHIGAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH LOAN PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTION WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN DETROIT, MICHIGAN.

         16.3. WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE JURY TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.



                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Loan Parties, the Lenders, the LC Issuer and the Agent have executed this Agreement as of the date first above written.

                                          COMPANY:

                                          MSX INTERNATIONAL, INC.

                                          By: /s/ Frederick Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          FOREIGN SUBSIDIARY BORROWERS:

                                          MSX INTERNATIONAL NETHERLANDS
                                          B.V.

                                          By: /s/ Frederick Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Director

                                          MSX INTERNATIONAL LIMITED

                                          By: /s/ Frederick Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Director

                                          MSX INTERNATIONAL AUSTRALIA PTY
                                          LIMITED

                                          By: /s/ Frederick Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Director

                                          OTHER LOAN PARTIES:


                                          MSX INTERNATIONAL HOLDINGS
                                          LIMITED

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Director

                                          MSX INTERNATIONAL SERVICES
                                          (HOLDINGS), INC.

                                          By: /s/ Frederick Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          MSX INTERNATIONAL BUSINESS
                                          SERVICES, INC.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title:  Vice President

                                          MSX INTERNATIONAL ENGINEERING
                                          SERVICES, INC.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          MEGATECH ENGINEERING, INC.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          CHELSEA COMPUTER CONSULTANTS,
                                          INC.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          MANAGEMENT RESOURCES
                                          INTERNATIONAL, INC.


                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          INTRANATIONAL COMPUTER
                                          CONSULTANTS

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          MSX INTERNATIONAL STRATEGIC
                                          TECHNOLOGY, INC.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          MSX INTERNATIONAL DEALERNET
                                          SERVICES, INC.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title:  Vice President


                                          MSX INTERNATIONAL NETHERLANDS
                                          (HOLDINGS), C.V.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Representative of the Partners


                                          MSX INTERNATIONAL EUROPEAN
                                          (HOLDINGS), L.L.C.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          CREATIVE TECHNOLOGY SERVICES,
                                          L.L.C.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          PILOT COMPUTER SERVICES,
                                          INCORPORATED

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          MILLENNIUM COMPUTER SYSTEMS, INC.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          MSX INTERNATIONAL PLATFORM
                                          SERVICES, LLC

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Manager

                                          MSX INTERNATIONAL (HOLDINGS),
                                          INC.

                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          MSX INTERNATIONAL TECHNOLOGY
                                          SERVICES, INC.


                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President

                                          PROGRAMMING MANAGEMENT &
                                          SYSTEMS, INC.


                                          By: /s/ Frederick K. Minturn
                                          Name: Frederick K. Minturn
                                               ------------------------------
                                          Title: Vice President


                                          NOTICE ADDRESS FOR ALL LOAN PARTIES:

                                          c/o MSX International, Inc.
                                          Address: 22355 West Eleven Mile Road
                                                   Southfield, MI 48034
                                          Attention: David Crittenden
                                                   Telephone:     (248) 829-6031
                                                   Facsimile:     (248) 829-

                                          LENDERS:

                                          BANK ONE, NA,
                                          as Agent and LC Issuer and as a Lender

                                          By: /s/ Brian A. Banning
                                          Name: Brian A. Banning
                                               ------------------------------
                                          Title: Vice President

                                          Address for notices:

                                          Bank One Asset Based Lending
                                          50 South Main Street
                                          Mail Code: OH2-5167
                                          Akron, Ohio 44308
                                          Attention: Roger F. Reeder

                                                   Telephone:    (330) 972-1588
                                                   Facsimile:    (330) 972-1456

                               COMMITMENT SCHEDULE

   LENDER                                               COMMITMENT

Bank One, NA                                            $45,000,000

                        TOTAL                           $45,000,000


                                PRICING SCHEDULE


  As of the Closing Date and until the Applicable Margin and Applicable Fee Rate are adjusted for the first time based on the Fixed Charge Coverage Ratio for the Fiscal Quarter ending as of June 27, 2004, the Applicable Margin and Applicable Fee Rate shall be set at Level II. Effective as of the date 55 days after the Fiscal Quarter ending as of June 27, 2004, the Applicable Margin and Applicable Fee Rate shall be the applicable percentage set forth in the table below based upon the Fixed Charge Coverage Ratio, as adjusted on the date 55 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and 100 days after the end of each Fiscal Year based on the Fixed Charge Coverage Ratio as of the end of such Fiscal Quarter or Fiscal Year, as the case may be, and shall remain in effect until the next change to be effected pursuant to this definition, provided that upon the occurrence and during the continuance of any Default the Applicable Margin and Applicable Fee Rate will be set at Level I, regardless of the actual Fixed Charge Coverage Ratio.

Level              Fixed Charge                              Applicable Fee Rate     Applicable Margin for     Applicable Margin for
                  Coverage Ratio                                                     Floating Rate Loan        Eurodollar Loans and
                                                                                                               Facility LC Fee
I        less than or equal to 1.05                          .625%                   .25%                      3.25%
II       greater than 1.05 but less than or equal to 1.25    .625%                   0%                        3.00%
III      greater than 1.25 but less than or equal to 1.35    .50%                    -.25%                     2.75%
IV       greater than 1.35 but less than 1.4                 .375%                   -.50%                     2.50%
V        greater than or equal to 1.4                        .375%                   -.75%                     2.25%

                                    EXHIBIT A
                                BORROWING NOTICE

                       Date: ______________________, 20__

To:      Bank One, NA, as Agent for the Lenders

         This Borrowing Notice is furnished pursuant to Section 2.1.1(b)(i) of that certain Credit Agreement dated as of August 1, 2003 (as amended, modified, renewed or extended from time to time, the "Agreement") among MSX International, Inc., a Delaware corporation (the "Company"), the other Loan Parties, the lenders party thereto and Bank One, NA, as Agent for the Lenders and as LC Issuer. Unless otherwise defined herein, capitalized terms used in this Borrowing Notice have the meanings ascribed thereto in the Agreement.

         The Company hereby notifies the Agent of its request of the following
Advance:

         (1)  Borrowing Date of Advance (must be a Business Day): ______________
              _____________

         (2)  Aggregate Amount of Advance: $________________________________

         (3)  Type of Advance:

                          Eurodollar Advance __________

                          Floating Rate Advance __________

         (4) Duration of Interest Period if a Eurodollar Advance has been selected:

                              One Month __________

                              Two Months __________

                              Three Months __________

                              Six Months __________

         The Company hereby represents that, as of the date of this Borrowing
Notice:

         (a) There exists no Default or Unmatured Default and no Default or Unmatured Default shall result from this Credit Extension.

         (b) The representations and warranties contained in Article V of the Agreement are true and correct, except to the extent any such representation or warranty is stated to relate solely to an earlier date.

                                          MSX INTERNATIONAL, INC.


                                          By:___________________________________
                                                   Name:________________________
                                                   Title:_______________________

                                    EXHIBIT B
                         CONVERSION/CONTINUATION NOTICE

                       Date: ______________________, 20__

To:      Bank One, NA, as Agent for the Lenders

         This Conversion/Continuation Notice is furnished pursuant to Section
2.7 of that certain Credit Agreement dated as of August 1, 2003 (as amended, modified, renewed or extended from time to time, the "Agreement") among MSX International, Inc., a Delaware corporation (the "Company"), the other Loan Parties, the lenders party thereto and Bank One, NA, as Agent for the Lenders and as LC Issuer. Unless otherwise defined herein, capitalized terms used in this Borrowing Notice have the meanings ascribed thereto in the Agreement.

         The Company hereby notifies the Agent of its request to [SELECT ONE]:

         (1) convert the Floating Rate Advance in the amount of $_________ into a Eurodollar Advance with an Interest Period duration of:
                  ________ month(s)

         (2)      continue the Eurodollar Advance described below:

                  (a) Date of Continuation (must be a Business Day): ___________
                      ___________

                  (b) Aggregate Amount of Advance: $___________________________

                  (c) The duration of the Interest Period applicable thereto:
                      ________ month(s)

         The Company hereby represents that, as of the date of this Conversion/Continuation Notice:

         (a) There exists no Default or Unmatured Default and no Default or Unmatured Default shall result from this Credit Extension.

         (b) The representations and warranties contained in Article V of the Agreement are true and correct, except to the extent any such representation or warranty is stated to relate solely to an earlier date.

                                          MSX INTERNATIONAL, INC.


                                          By:___________________________________
                                                   Name:________________________
                                                   Title:_______________________

                                    EXHIBIT C
                                 REVOLVING NOTE


                                                                      [Date]


         MSX International, Inc., a Delaware corporation (the "Company"), promises to pay to the order of ____________________________________ (the
"Lender") the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Company pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, NA, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Company shall pay the principal of and accrued and unpaid interest on the Revolving Loans and Reimbursement Obligations in full on the Termination Date

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 1, 2003 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Company, the other Loan Parties, the lenders party thereto, including the Lender, the LC Issuer and Bank One, NA, as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                                          MSX INTERNATIONAL, INC.



                                          By:___________________________________
                                          Print Name:___________________________
                                          Title:________________________________

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                         NOTE OF MSX INTERNATIONAL, INC.
                                DATED___________,

                             Principal                 Maturity                    Principal
                             Amount of                of Interest                   Amount               Unpaid
         Date                  Loan                     Period                       Paid                Balance
----------------------------------------------------------------------------------------------------------------


                                    EXHIBIT D
                                 FORM OF OPINION

                                                         ____________,


The Agent, the LC Issuer and the Lenders who are parties to the Credit Agreement described below.


Gentlemen/Ladies:


         We are counsel for MSX International, Inc., a Delaware corporation (the "Company") and the Guarantors (the Company and the Guarantors collectively referred to as the "Domestic Loan Parties"), and have represented the Company and the Guarantors in connection with the execution and delivery of (i) a Credit Agreement dated as of August 1, 2003 (the "Agreement") among the Company, the other Domestic Loan Parties, the Lenders named therein, and Bank One, NA, as Agent, and LC Issuer which provides for Credit Extensions in an aggregate principal amount not exceeding $45,000,000 at any one time outstanding and (ii) the other Loan Documents. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

         We have examined the Domestic Loan Parties' *[describe constitutive documents of the Domestic Loan Parties and appropriate evidence of authority to enter into the transaction]*, the Loan Documents and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

         l. Each Domestic Loan Party is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         2. The execution and delivery by each Domestic Loan Party of the Loan Documents to which it is a party and the performance by such Domestic Loan Party of its obligations thereunder have been duly authorized by proper corporate proceedings on the part of such Domestic Loan Party and will not:

                  (a) require any consent of such Domestic Loan Party's shareholders or members (other than any such consent as has already been given and remains in full force and effect);

                  (b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Domestic Loan Party or (ii) the Domestic Loan Party's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which such Domestic Loan Party is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder; or





                                       1-D

                  (c) result in, or require, the creation or imposition of any Lien in, of or on the Property of such Domestic Loan Party pursuant to the terms of any indenture, instrument or agreement binding upon such Domestic Loan Party.

         3. The Loan Documents to which each Domestic Loan Party is a party have been duly executed and delivered by such Domestic Loan Party and constitute legal, valid and binding obligations of such Domestic Loan Party enforceable against such Domestic Loan Party in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

         4. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the best of our knowledge after due inquiry, threatened against any Domestic Loan Party which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         5. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by any Domestic Loan Party, is required to be obtained by such Domestic Loan Party in connection with the execution and delivery of the Loan Documents, the borrowings under the Agreement, the payment and performance by such Domestic Loan Party of the Obligations, or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         6. All Secured Obligations are "Senior Indebtedness" and "Designated Senior Indebtedness" as defined in the Subordinated Indenture. All Secured Obligations are incurred pursuant to Section 4.3(b)(i) of the Subordinated Note Indenture. The Secured Obligations constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Debt.

         7. All Liens securing the Fourth Secured Term Loan Debt are subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement.

         8. All Liens securing the Third Secured Term Loan Debt are subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement.

         9. All Secured Obligations are incurred pursuant to Section 4.3(b)(1) and (9) of the Second Secured Note Indenture. All Liens securing the Second Secured Debt are subordinate and junior in priority to all Liens in favor of the Agent securing the Secured Obligations under the Intercreditor Agreement.

         10. The provisions of the Collateral Documents are sufficient to create in favor of the Lenders a security interest in all right, title and interest of each Domestic Loan Party in those items and types of collateral described in the Collateral Documents in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect on the date hereof in Michigan. Financing statements on Form UCC-1's have been duly authorized by each Domestic Loan Party and have been duly filed in each filing office indicated in Exhibit A hereto under the Uniform Commercial Code in effect in each state in which said filing offices are located. The description of the collateral set forth in said financing statements is sufficient to perfect a security interest in the items and types of collateral described therein in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in such states. Such filings are sufficient to perfect the security interest created by the Collateral Documents in all right, title and interest of the Company in those items and types of collateral described in the Collateral Documents in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code in such states.

         This opinion may be relied upon by the Agent, the LC Issuer and the Lenders and their participants, assignees and other transferees.

                                Very truly yours,



                                       2-D

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE


To:      The Lenders parties to the
         Credit Agreement Described Below

         This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of August 1, 2003 (as amended, modified, renewed or extended from time to time, the "Agreement") among MSX International, Inc., a Delaware corporation (the "Company"), the other Loan Parties, the Lenders party thereto and Bank One, NA, as Agent for the Lenders and as LC Issuer. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1.  I am the duly elected _________________ of the Company;

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below;

         4. I hereby certify that since July 15, 2003, no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the Agent the notice required by Section 6.22;

         5. Schedule I attached hereto sets forth financial data and computations evidencing the Company's compliance with Sections 6.28 and 6.31 of the Agreement, all of which data and computations are true, complete and correct;

         6. Schedule II hereto sets forth the determination of the interest rates to be paid for Credit Extensions and the commitment fee rates commencing on the fifth day following the delivery hereof; and

         7. Schedule III attached hereto sets forth the various reports and deliveries which are required at this time under the Credit Agreement and the other Loan Documents and the status of compliance.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________


         The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of _________, ____.


                                          MSX INTERNATIONAL, INC.


                                          By:___________________________________
                                                   Name:________________________
                                                   Title:_______________________



                                       1-

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                      Compliance as of _________, ____ with
                      Provisions of _______ and _______ of
                                  the Agreement

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                     Company's Applicable Margin Calculation

                     SCHEDULE III TO COMPLIANCE CERTIFICATE

                      Reports and Deliveries Currently Due

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Closing Date set forth below and is entered into by and between *[Insert name of Assignor]* (the "Assignor") and *[Insert name of Assignee]* (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Closing Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including without limitation any letters of credit, guaranties and swingline loans included in such facilities and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:     ___________________________________________

2.       Assignee:     ___________________________________________*[and is an
                       Affiliate/Approved Fund of identify Lender](1)*

3.       Company(s):   ________________________________________

4.       Agent:        Bank One, NA, as the agent under the Credit Agreement.

5. Credit Agreement: The Amended and Restated Credit Agreement dated as of August 1, 2003 among MSX International, Inc., the other Loan Parties, the Lenders party thereto, Bank One, NA, as Agent, and the other agents party thereto.

(1)Select as applicable.





















                                       1-

6.       Assigned Interest:

                                Aggregate Amount of          Amount of Commitment/
                                Commitment/Credit            Credit Exposure Assigned(2)  Percentage Assigned of
Facility Assigned               Exposure for all Lenders(1)                               Commitment/Credit
                                                                                          Exposure(3)
[Commitment](4)                 $                            $                            _______%



7.       Trade Date:     ____________________________________________(5)


Closing Date: ____________________, 20__ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER BY THE AGENT.]

         The terms set forth in this Assignment and Assumption are hereby agreed to:

                                            ASSIGNOR
                                            [NAME OF ASSIGNOR]

                                            By:_________________________________
                                                    Title:

                                            ASSIGNEE
                                            [NAME OF ASSIGNEE]

                                            By:_________________________________
                                                    Title:

[Consented to and](6) Accepted:
Bank One, NA, as Agent and LC Issuer

By:__________________________________
Title:

[Consented to:](7)
[BORROWER]

By:__________________________________
Title:

______________________________
(1)AMOUNT TO BE ADJUSTED BY THE COUNTERPARTIES TO TAKE INTO ACCOUNT ANY PAYMENTS OR PREPAYMENTS MADE BETWEEN THE TRADE DATE AND THE CLOSING DATE.
(2)AMOUNT TO BE ADJUSTED BY THE COUNTERPARTIES TO TAKE INTO ACCOUNT ANY PAYMENTS OR PREPAYMENTS MADE BETWEEN THE TRADE DATE AND THE CLOSING DATE.
(3)SET FORTH, TO AT LEAST 9 DECIMALS, AS A PERCENTAGE OF THE COMMITMENT/LOANS OF ALL LENDERS THEREUNDER.
(4)FILL IN THE APPROPRIATE TERMINOLOGY FOR THE TYPES OF FACILITIES UNDER THE CREDIT AGREEMENT THAT ARE BEING ASSIGNED UNDER THIS ASSIGNMENT (E.G. "REVOLVING CREDIT COMMITMENT," "TERM LOAN COMMITMENT,", ETC.)
(5)INSERT IF SATISFACTION OF MINIMUM AMOUNTS IS TO BE DETERMINED AS OF THE TRADE DATE.
(6)TO BE ADDED ONLY IF THE CONSENT OF THE AGENT IS REQUIRED BY THE TERMS OF
THE CREDIT AGREEMENT.
(7) TO BE ADDED ONLY IF THE CONSENT OF THE COMPANY AND/OR OTHER PARTIES (E.G. SWINGLINE LENDER, L/C ISSUER) IS REQUIRED BY THE TERMS OF THE CREDIT AGREEMENT.


[NAME OF OTHER RELEVANT PARTY]

By:__________________________________
Title:




                                       2-

                                     ANNEX 1
                            TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

                  1.  Representations and Warranties.

                  1.1 Assignor. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder,
(iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document, (v) inspecting any of the property, books or records of the Company, or any guarantor, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

                  1.2. Assignee. The Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Closing Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in
Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (v) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment and Assumption, (vi) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (vii) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                  2. Payments. The Assignee shall pay the Assignor, on the Closing Date, the amount agreed to by the Assignor and the Assignee. From and after the Closing Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Closing Date and to the Assignee for amounts which have accrued from and after the Closing Date.

                  3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Michigan.

                          ADMINISTRATIVE QUESTIONNAIRE

              US AND NON-US TAX INFORMATION REPORTING REQUIREMENTS

                                    EXHIBIT G

                           BORROWING BASE CERTIFICATE


              SUCH FORM AS REQUIRED FROM TIME TO TIME BY THE AGENT